Filed Pursuant to Rule 497
File No. 333-180267

PROSPECTUS SUPPLEMENT

(to Prospectus dated July 27, 2012)

Fifth Street Finance Corp.

$75,000,000

5.875% Senior Notes due 2024

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC.

We are offering $75,000,000 in aggregate principal amount of 5.875% senior notes due 2024, or the “Notes.” The Notes will mature on October 30, 2024. We will pay interest on the Notes on January 30, April 30, July 30 and October 30 of each year, beginning on January 30, 2013. We may redeem the Notes in whole or in part at any time or from time to time on or after October 30, 2017, at the redemption price set forth under “Specific Terms of the Notes and the Offering—Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct senior unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Fifth Street Finance Corp.

We intend to apply to list the Notes on the New York Stock Exchange, or NYSE, and, if the application is approved, we expect trading in the Notes on the NYSE to begin within 30 days of the original issue date under the symbol “FSCE.” The Notes are expected to trade “flat,” which means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price. Currently, there is no public market for the Notes.

An investment in the Notes involves a high degree of risk and should be considered highly speculative. See “Supplementary Risk Factors” beginning on page S-9 in this prospectus supplement and “Risk Factors” beginning on page 15 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our Notes.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, New York 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains information about us.

	Per Note	Total
Public offering price	100.0%	$75,000,000
Sales load (underwriting discount)	3.0%	$2,250,000
Proceeds, before expenses, to us(1)	97.0%	$72,750,000

(1)	We estimate that we will incur approximately $300,000 of expenses relating to this offering, resulting in net proceeds, after sales load (underwriting discount) and expenses, to us of approximately $72.45 million.

The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from October 18, 2012 and must be paid by the purchaser if the Notes are delivered after October 18, 2012.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about October 18, 2012.

Joint Book-Running Managers

UBS Investment Bank	Raymond James	RBC Capital Markets	Stifel Nicolaus Weisel

Co-Managers

Credit Suisse	Deutsche Bank Securities	Janney Montgomery Scott	Maxim Group LLC

The date of this prospectus supplement is October 11, 2012.

PROSPECTUS SUPPLEMENT

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ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. Neither this prospectus supplement nor the accompanying prospectus constitutes an offer to sell, or a solicitation of an offer to buy, the Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of the Notes. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes to such information subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of the Notes and this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in the Notes.

Forward-Looking Statements

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements. In addition, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Supplementary Risk Factors” in this prospectus supplement, and in “Risk Factors” in the accompanying prospectus, and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, or the Securities Act. For a list of factors that could affect these forward-looking statements, see “Supplementary Risk Factors” in this prospectus supplement, and “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that is important to you. To understand the terms of the Notes offered pursuant to this prospectus supplement and the accompanying prospectus, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the Notes we are offering.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by our chief executive officer, and Fifth Street Management’s managing partner, Leonard M. Tannenbaum, who has led the investment of over $2.2 billion in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Although our focus could change we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio (excluding SBA debentures) of 0.6x (i.e., we aim to have one dollar of equity for each $0.60 of non-SBA debt outstanding). As of June 30, 2012, we had a debt to equity ratio (excluding SBA debentures) of 0.42x.

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain two wholly-owned subsidiaries that are licensed as small business investment companies, or SBICs, and regulated by the Small Business Administration, or the SBA. The SBIC licenses allow us, through our wholly-owned subsidiaries, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act.

The following diagram depicts our organizational structure:

Our Corporate Information

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

On May 10, 2012, our wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P., received an SBIC license. This is the second SBIC license granted to us through our SBIC subsidiaries and expands our SBIC lending capacity from $150 million to $225 million.

During the quarter ended September 30, 2012, we had estimated gross deal originations of approximately $129.0 million, of which $117.0 million were funded at close. We also received estimated cash payments of approximately $28.3 million in connection with the exits of certain portfolio companies.

On September 14, 2012, we completed a follow-on public offering of 8,451,486 shares of our common stock, which included a partial exercise of the underwriters’ overallotment option, at an offering price of $10.79 per share. The gross proceeds totaled $91.2 million.

As of October 10, 2012, we had $60.3 million of outstanding borrowings under our $150 million secured credit facility, or the Wells Fargo facility, with Wells Fargo Bank, National Association, successor to Wachovia Bank, N.A.; $101.0 million of outstanding borrowings under our $230 million secured syndicated revolving credit facility, or the ING facility, with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent; and $45.0 million of outstanding borrowings under our $200 million secured credit facility with Sumitomo Mitsui Banking Corporation, or the Sumitomo facility.

The preliminary financial data included in this prospectus supplement has been prepared by, and is the sole responsibility of, Fifth Street’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	Fifth Street Finance Corp.

Title of the securities	5.875% Senior Notes due 2024

Aggregate principal amount being offered	$75,000,000

Initial public offering price	100% of the aggregate principal amount.

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in The City of New York as we may designate.

Type of Note	Fixed rate note

Listing	We intend to list the Notes on the New York Stock Exchange within 30 days of the original issue date under the symbol “FSCE.”

Interest rate	5.875% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	October 18, 2012

Stated maturity date	October 30, 2024

Date interest starts accruing	October 18, 2012

Interest payment dates	Each January 30, April 30, July 30, and October 30, commencing January 30, 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including October 18, 2012, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	Each January 15, April 15, July 15 and October 15.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

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pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $115.0 million 5.375% Convertible Senior Notes due 2016 (the “Convertible Notes”) outstanding as of October 10, 2012;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

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effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, the $206.3 million of borrowings under our credit facilities outstanding as of October 10, 2012; and

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structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Fifth Street Funding, LLC, Fifth Street Funding II, LLC and our SBIC subsidiaries.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations promulgated thereunder, which we collectively refer to as the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Under the ING facility, we currently would not be permitted to exercise our optional redemption right without complying with certain repurchase conditions specified in the facility.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance and covenant defeasance	The Notes are subject to defeasance by us.

The Notes are subject to covenant defeasance by us.

Under the ING facility, we currently would be prohibited from defeasing the Notes or effecting covenant defeasance under the Notes.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	Deutsche Bank Trust Company Americas

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by

Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the U.S. Securities and Exchange Commission (the “SEC”). These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

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We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to any exemptive relief granted to us by the SEC. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934 to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds	We estimate that the net proceeds we receive from the sale of the $75.00 million aggregate principal amount of Notes in this offering will be approximately $72.45 million, after deducting the underwriting discounts and commissions of $2.25 million payable by us and estimated offering expenses of approximately $300,000 payable by us.

We intend to use the net proceeds from this offering to repay debt outstanding under our Wells Fargo facility and ING facility, and for general corporate purposes, including working capital requirements. However, through reborrowing under our credit facilities, we intend to make investments in small and mid-sized companies (including investments made through our SBIC subsidiaries) in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We will invest any idle funds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies. See “Use of Proceeds.”

SUPPLEMENTARY RISK FACTORS

Investing in the Notes involves a high degree of risk. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should carefully consider the following supplementary risk factors together with the risk factors set forth in the accompanying prospectus before making an investment in the Notes. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the market price of the Notes could decline, and you may lose part or all of your investment.

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of October 10, 2012, we had $60.3 million of outstanding borrowings under our Wells Fargo facility, $101.0 million of outstanding borrowings under our ING facility and $45.0 million of outstanding borrowings under our Sumitomo facility.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Fifth Street Finance Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A portion of the indebtedness required to be consolidated on our balance sheet is held through our SBIC subsidiaries. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” in this prospectus supplement and in the accompanying prospectus for more detail on the SBA-guaranteed debentures.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of October 10, 2012, we had $60.3 million borrowings outstanding under our Wells Fargo facility, $45.0 million of borrowings outstanding under our Sumitomo facility and $150.0 million of indebtedness outstanding incurred by our SBIC subsidiaries. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);

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pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See “Risk Factors — Risks Relating to Our Business and Structure — Substantially all of our assets are subject to security interests under secured credit facilities or claims of the SBA with respect to our SBA-guaranteed debentures and if we default on our obligations thereunder, we may suffer adverse consequences, including the lenders and/or the SBA foreclosing on our assets” in the accompanying prospectus. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

There is no existing trading market for the Notes and, even if the NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on the NYSE within 30 days of the original issue date under the symbol ‘‘FSCE.’’ However, there is no assurance that the Notes will be approved for listing on the NYSE. Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they may make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that the Notes will be approved for listing on the NYSE, that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Fargo facility, the ING facility, the Sumitomo facility, and our Convertible Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Fargo facility, the ING facility, the Sumitomo facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Fargo facility, the ING facility, or the Sumitomo facility or the required holders of our Convertible Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Fargo facility, the ING facility, the Sumitomo facility, or our Convertible Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Fargo facility, the ING facility, or the Sumitomo facility, could proceed against the collateral securing the debt. Because the Wells Fargo facility, the ING facility, the Sumitomo facility, and our Convertible Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of Our Debt Securities” in the accompanying prospectus.

USE OF PROCEEDS

The net proceeds from our sale of the $75.00 million aggregate principal amount of Notes in this offering are estimated to be approximately $72.45 million, after deducting the underwriting discounts and commissions of approximately $2.25 million payable by us and estimated offering expenses of approximately $300,000 payable by us.

We intend to use the net proceeds from this offering to repay debt outstanding under our Wells Fargo facility and ING facility, and for general corporate purposes, including working capital requirements. However, through reborrowing under our credit facilities, we intend to make investments in small and mid-sized companies (including investments made through our SBIC subsidiaries) in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. As of October 10, 2012, we had $60.3 million outstanding under the Wells Fargo facility. The Wells Fargo facility has a maturity date of April 25, 2016 and bears interest at a rate of LIBOR (1-month) plus 2.75% per annum with no LIBOR floor. As of October 10, 2012, we had $101.0 million outstanding under the ING facility. The ING facility has a maturity date of February 29, 2016 and bears interest at a rate of LIBOR (1, 2, 3 or 6-month, at our option) plus 3.25% per annum with no LIBOR floor, or, when the facility is drawn more than 35%, LIBOR plus 3.0% per annum with no LIBOR floor. We anticipate that substantially all of the net proceeds from this offering will be used as described above within three months. We will invest any idle funds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on investments in small and mid-sized companies. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in these securities unless such securities constitute cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower-yielding interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2012:

•	on an actual basis; and

•

on an as adjusted basis to reflect the sale of $75.00 million aggregate principal amount of Notes in this offering, after deducting the underwriting discounts and commissions of $2.25 million payable by us and estimated offering expenses of approximately $300,000 payable by us.

	As of June 30, 2012 (unaudited)
	Actual	As Adjusted
Cash and cash equivalents	$105,694,423	$105,694,423

Long-term debt, including current maturities:
Credit facilities payable	$228,540,580	$156,090,580	(1)
Convertible senior notes payable	115,000,000	115,000,000
SBA debentures payable	150,000,000	150,000,000
Notes offered hereby	—	75,000,000

Total long-term debt	493,540,580	496,090,580
Net assets:
Common stock, $0.01 par value (150,000,000 shares authorized; 82,462,402 shares outstanding)	824,624	824,624	(2)
Additional paid-in-capital	930,189,578	930,189,578	(2)
Net unrealized depreciation on investments and interest rate swap	(21,916,421)	(21,916,421)
Net realized loss on investments and interest rate swap	(90,904,347)	(90,904,347)
Accumulated overdistributed net investment income	(6,122,309)	(6,122,309)

Total net assets	812,071,125	812,071,125

Total capitalization	$1,305,611,705	$1,308,161,705

(1)	We intend to use the net proceeds from this offering to repay debt outstanding under our Wells Fargo facility and ING facility. As of October 10, 2012, we had credit facilities payable in the amount of $206.3 million due to net repayments under our credit facilities in the amount of $22.2 million subsequent to June 30, 2012. This table has not been adjusted to reflect such net repayments.
(2)	This amount does not reflect the 8,451,486 shares of our common stock we issued on September 14, 2012 at an offering price of $10.79 per share. The gross proceeds from such offering totaled $91.2 million.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our consolidated financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus supplement and the accompanying prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 and for the fiscal years ended September 30, 2008, 2009, 2010, and 2011, set forth below was derived from the audited consolidated financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The financial information at and for the nine months ended June 30, 2012 and 2011 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	At and for the Nine Months Ended		At and for the Year Ended				At September 30, 2007 and for the period February 15, 2007 through September 30, 2007
(dollars in thousands, except per share amounts)	June 30, 2012	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2009	September 30, 2008
Statement of Operations data:
Total investment income	$122,583	$87,478	$125,165	$70,538	$49,828	$33,219		$4,296
Base management fee, net	17,226	13,946	19,656	9,275	5,889	4,258		1,564
Incentive fee	16,422	11,785	16,782	10,756	7,841	4,118		—
All other expenses	24,817	14,609	23,080	7,483	4,736	4,699		1,773
Gain on extinguishment of convertible senior notes	1,571	—	1,480	—	—	—		—
Net investment income	65,689	47,138	67,127	43,024	31,362	20,144		959
Unrealized appreciation (depreciation) on interest rate swap	—	51	773	(773)	—	—		—
Realized loss on interest rate swap	—	—	(1,335)	—	—	—		—
Unrealized appreciation (depreciation) on investments	14,060	34,871	(7,299)	(1,054)	(10,795)	(16,948)		123
Realized gain (loss) on investments	(27,420)	(28,109)	(29,059)	(18,781)	(14,373)	62		—
Net increase in partners’ capital/net assets resulting from operations	52,329	53,951	30,207	22,416	6,194	3,258		1,082
Per share data:
Net asset value per common share at period end	$9.85	$10.72	$10.07	$10.43	$10.84	$13.02	$	N/A
Market price at period end	9.98	11.60	9.32	11.14	10.93	10.05		N/A
Net investment income	0.84	0.77	1.05	0.95	1.27	1.29		N/A
Net realized and unrealized loss on investments and interest rate swap	(0.17)	0.11	(0.58)	(0.46)	(1.02)	(1.08)		N/A
Net increase in partners’ capital/net assets resulting from operations	0.67	0.88	0.47	0.49	0.25	0.21		N/A
Dividends paid per share	0.89	0.94	1.28	0.99	1.20	0.61		N/A
Balance Sheet data at period end:
Total investments at fair value	$1,198,097	$1,053,479	$1,119,837	$563,821	$299,611	$273,759		$88,391
Cash and cash equivalents	105,694	17,606	67,644	76,765	113,205	22,906		17,654
Other assets	20,700	22,683	22,236	11,340	3,071	2,484		1,285
Total assets	1,324,491	1,093,768	1,209,717	651,926	415,887	299,149		107,330
Total liabilities	512,420	318,119	481,090	82,754	5,331	4,813		514
Total net assets	812,071	775,649	728,627	569,172	410,556	294,336		106,816
Other data:
Weighted average yield on debt investments(1)	12.13%	12.64%	12.4%	14.0%	15.7%	16.2%		16.8%
Number of investments at period end	76	60	65	38	28	24		10

(1) Weighted average yield is calculated based upon our debt investments at the end of the period.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus. Although our earnings have generally increased in recent periods, our ratio of earnings to fixed charges has decreased due to greater levels of borrowing.

	For The Nine Months Ended June 30, 2012	For The Year Ended September 30, 2011	For The Year Ended September 30, 2010	For The Year Ended September 30, 2009	For The Year Ended September 30, 2008	For The Period February 15, 2007 through September 30, 2007
Earnings to Fixed Charges(1)	4.09	3.00	12.65	10.74	4.55	3.07

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in connection with our Consolidated Financial Statements and the notes thereto included in this prospectus supplement.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our stock was listed on the New York Stock Exchange until November 28, 2011 when the Company transferred the listing to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.”

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at June 30, 2012 and September 30, 2011 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and our consistently applied valuation process.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide us with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith. We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

The portions of our portfolio valued, as a percentage of the portfolio at fair value, by independent valuation firms by period were as follows:

For the quarter ended December 31, 2007	91.9%
For the quarter ended March 31, 2008	92.1%
For the quarter ended June 30, 2008	91.7%
For the quarter ended September 30, 2008	92.8%
For the quarter ended December 31, 2008	100.0%
For the quarter ended March 31, 2009	88.7	%(1)
For the quarter ended June 30, 2009	92.1%
For the quarter ended September 30, 2009	28.1%
For the quarter ended December 31, 2009	17.2	%(2)
For the quarter ended March 31, 2010	26.9%
For the quarter ended June 30, 2010	53.1%
For the quarter ended September 30, 2010	61.8%
For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%
For the quarter ended December 31, 2011	89.1%
For the quarter ended March 31, 2012	87.3%
For the quarter ended June 30, 2012	84.3%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on March 31, 2009, and therefore was not part of the independent valuation process
(2)	24.8% excluding four investments that closed in December 2009 and therefore were not part of the independent valuation process

As of June 30, 2012 and September 30, 2011, approximately 90.5% and 92.6%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business. Certain fees, such as some origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan. As of June 30, 2012, we had structured $6.8 million in aggregate exit fees across nine portfolio investments upon the future exit of those investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made substantially before our full write-down of such loan or debt security.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in our annual report on Form 10-K for the year ended September 30, 2011. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our consolidated financial statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $27.9 million and represented 2.3% of the fair value of our portfolio of investments as of June 30, 2012 and $22.7 million or 2.0% as of September 30, 2011. The net increase in loan balances as a result of contracted PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company and generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. The mix may change over time based on market conditions and management’s view of where the best risk adjusted returns are available.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	June 30, 2012	September 30, 2011
Cost:
First lien debt	69.45%	77.05%
Second lien debt	11.54%	13.97%
Subordinated debt	16.88%	7.40%
Purchased equity	1.49%	0.97%
Equity grants	0.45%	0.53%
Limited partnership interests	0.19%	0.08%

Total	100.00%	100.00%

	June 30, 2012	September 30, 2011
Fair value:
First lien debt	69.43%	78.14%
Second lien debt	11.08%	12.80%
Subordinated debt	16.98%	7.25%
Purchased equity	1.81%	1.12%
Equity grants	0.50%	0.60%
Limited partnership interests	0.20%	0.09%

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments were as follows:

	June 30, 2012	September 30, 2011
Cost:
Healthcare services	12.00%	19.65%
Education services	7.55%	2.57%
Healthcare equipment	6.82%	6.16%
Internet software & services	6.05%	3.79%
Diversified support services	5.98%	4.80%
Oil & gas equipment services	5.02%	7.11%
Leisure products	4.56%	1.17%
Construction and engineering	4.01%	3.74%
Advertising	3.40%	1.72%
Pharmaceuticals	3.30%	2.36%
Apparel, accessories & luxury goods	3.18%	2.68%
Diversified financial services	3.17%	1.15%
Electronic equipment & instruments	2.94%	3.01%
Specialty stores	2.72%	2.99%
Integrated telecommunication services	2.63%	2.25%
Leisure facilities	2.47%	3.29%
Household products	2.46%	2.70%
Home improvement retail	2.29%	2.42%
IT consulting & other services	2.09%	4.23%
Restaurants	1.92%	1.21%
Industrial machinery	1.71%	0.90%
Electronic manufacturing services	1.69%	1.75%
Human resources & employment services	1.61%	1.77%
Auto parts & equipment	1.57%	1.63%
Environmental & facilities services	1.56%	1.41%

	June 30, 2012	September 30, 2011
Distributors	1.56%	1.61%
Air freight & logistics	1.52%	1.56%
Food distributors	1.44%	1.80%
Research & consulting services	1.15%	0.00%
Construction materials	0.57%	0.58%
Housewares & specialties	0.44%	0.46%
Building products	0.41%	0.58%
Multi-sector holdings	0.19%	0.09%
Movies & entertainment	0.02%	0.02%
Fertilizers & agricultural chemicals	0.00%	2.49%
Healthcare technology	0.00%	1.77%
Trucking	0.00%	1.48%
Data processing & outsourced services	0.00%	1.10%

Total	100.00%	100.00%

	June 30, 2012	September 30, 2011
Fair Value:
Healthcare services	12.59%	20.67%
Education services	7.69%	2.69%
Healthcare equipment	6.98%	6.42%
Internet software & services	6.35%	3.91%
Diversified support services	6.21%	5.02%
Oil & gas equipment services	5.20%	7.38%
Leisure products	4.67%	1.22%
Advertising	3.49%	1.80%
Pharmaceuticals	3.41%	2.46%
Apparel, accessories & luxury goods	3.35%	3.00%
Diversified financial services	3.29%	1.19%
Electronic equipment & instruments	2.99%	3.11%
Specialty stores	2.85%	3.14%
Construction and engineering	2.75%	3.20%
Integrated telecommunication services	2.70%	2.36%
Leisure facilities	2.57%	3.43%
Household products	2.52%	2.67%
IT consulting & other services	2.17%	4.42%
Home improvement retail	2.09%	2.46%
Environmental & facilities services	1.93%	1.78%
Industrial machinery	1.81%	0.97%
Auto parts & equipment	1.72%	1.70%
Restaurants	1.71%	1.06%
Human resources & employment services	1.70%	1.87%
Distributors	1.64%	1.69%
Food distributors	1.49%	1.88%
Research & consulting services	1.20%	0.00%
Air freight & logistics	1.19%	1.54%
Electronic manufacturing services	0.70%	0.77%
Construction materials	0.59%	0.61%
Multi-sector holdings	0.19%	0.11%
Building products	0.18%	0.43%
Housewares & specialties	0.06%	0.23%
Movies & entertainment	0.02%	0.02%
Fertilizers & agricultural chemicals	0.00%	2.61%
Healthcare technology	0.00%	1.87%
Data processing & outsourced services	0.00%	0.31%

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment. We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or a capital gain is expected.

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Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new investments are initially ranked 2.

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Investment Ranking 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a ranking of 3 may be out of compliance with financial covenants.

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Investment Ranking 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

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Investment Ranking 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a ranking of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment ranking scale at fair value, as of June 30, 2012 and September 30, 2011:

	June 30, 2012			September 30, 2011
	Fair Value	Percentage of Total Portfolio	Leverage Ratio	Fair Value	Percentage of Total Portfolio	Leverage Ratio
1	$44,925	3.75%	2.07	$81,335	7.26%	3.16
2	1,133,015	94.57%	3.89	1,021,990	91.26%	3.87
3	3,549	0.30%	NM(1)	8,660	0.77%	NM(1)
4	11,518	0.96%	NM(1)	—	0.00%	—
5	5,090	0.42%	NM(1)	7,852	0.71%	NM(1)

Total	$1,198,097	100.00%	3.83	$1,119,837	100.00%	3.82

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of June 30, 2012, we had modified the payment terms of our investments in 14 portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of June 30, 2012, we had stopped accruing cash and/or PIK interest and original issue discount (“OID”) on four investments, three of which had not paid all of their scheduled cash interest payments for the period ended June 30, 2012. As of June 30, 2011, we had stopped accruing cash interest, PIK interest and OID on two investments that had not paid all of their scheduled cash interest payments for the period ended June 30, 2011.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of our portfolio investments at cost and fair value by accrual status as of June 30, 2012, September 30, 2011 and June 30, 2011 were as follows:

	June 30, 2012				September 30, 2011				June 30, 2011
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,168,495	95.75%	$1,181,490	98.61%	$1,116,762	96.60%	$1,111,986	99.30%	$1,025,169	97.86%	$1,046,526	99.34%
PIK non-accrual	15,637	1.28%	3,454	0.29%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Cash non-accrual	36,260	2.97%	13,153	1.10%	39,320	3.40%	7,851	0.70%	22,383	2.14%	6,953	0.66%

Total	$1,220,392	100.00%	$1,198,097	100.00%	$1,156,082	100.00%	$1,119,837	100.00%	$1,047,552	100.00%	$1,053,479	100.00%

The non-accrual status of our portfolio investments as of June 30, 2012, September 30, 2011 and June 30, 2011 was as follows:

	June 30, 2012	September 30, 2011	June 30, 2011
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
O’Currance, Inc.(1)	—	Cash non-accrual	—
Premier Trailer Leasing, Inc.(1)	—	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	Cash non-accrual	—
Rail Acquisition Corp.	PIK non-accrual	—	—
Traffic Control & Safety Corp. — Second Lien and Subordinated Debt	Cash non-accrual	—	—

(1)	We no longer hold this investment. See “— Discussion and Analysis of Results and Operations — Comparison of the three and nine months ended June 30, 2012 and June 30, 2011 — Realized Gain (Loss) on Investments and Interest Rate Swaps” for a discussion of our recent realization events.

Income non-accrual amounts related to the above investments for the three and nine months ended June 30, 2012 and June 30, 2011 were as follows:

	Three months ended June 30, 2012	Three months ended June 30, 2011	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Cash interest income	$524	$917	$2,681	$4,484
PIK interest income	1,033	155	3,078	541
OID income	—	—	95	60

Total	$1,557	$1,072	$5,854	$5,085

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio and interest rate swap.

Comparison of the three and nine months ended June 30, 2012 and June 30, 2011

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, equity structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the three months ended June 30, 2012 and June 30, 2011 was $41.0 million and $32.4 million, respectively. For the three months ended June 30, 2012, this amount primarily consisted of $32.6 million of interest income from portfolio investments (which included $3.9 million of PIK interest) and $8.3 million of fee income. For the three months ended June 30, 2011, this amount primarily consisted of $29.0 million of interest income from portfolio investments (which included $3.6 million of PIK interest) and $3.3 million of fee income.

Total investment income for the nine months ended June 30, 2012 and June 30, 2011 was $122.6 million and $87.5 million, respectively. For the nine months ended June 30, 2012, this amount primarily consisted of $98.1 million of interest income from portfolio investments (which included $10.2 million of PIK interest) and $24.4 million of fee income. For the nine months ended June 30, 2011, this amount primarily consisted of $75.6 million of interest income from portfolio investments (which included $10.2 million of PIK interest) and $11.7 million of fee income.

The increase in our total investment income for the three and nine months ended June 30, 2012 as compared to the three and nine months ended June 30, 2011 was primarily attributable to a higher average level of outstanding debt investments, which was principally due to a net increase of 10 debt investments in our portfolio and fee income related to debt payoffs, partially offset by amortization payments received on our debt investments and a decrease in the weighted average yield on our debt investments from 12.64% to 12.13% during the year-over-year period.

Expenses

Expenses for the three months ended June 30, 2012 and June 30, 2011 were $19.3 million and $15.9 million, respectively. Expenses increased for the three months ended June 30, 2012 as compared to the three months ended June 30, 2011 by $3.4 million. This was due primarily to increases in:

•	Base management fee, which was attributable to a 13.7% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;

•	Incentive fee, which was attributable to a 32.6% increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to a 26.1% increase in weighted average debt outstanding for the year-over-year period.

Expenses for the nine months ended June 30, 2012 and June 30, 2011 were $58.5 million and $40.3 million, respectively. Expenses increased for the nine months ended June 30, 2012 as compared to the nine months ended June 30, 2011 by $18.2 million. This was due primarily to increases in:

•	Base management fee, which was attributable to the increase in the fair value of the investment portfolio discussed above;

•	Incentive fee, which was attributable to a 39.4% increase in pre-incentive fee net investment income for the year-over-year period; and

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Interest expense, which was attributable to a 97.9% increase in weighted average debt outstanding for the year-over-year period. The significant increase in debt outstanding for the three and nine months ended June 30, 2012 as compared to the three and nine months ended June 30, 2011 is attributable to our ability to obtain attractively priced debt to finance our investment operations.

Gain on Extinguishment of Convertible Senior Notes

During the three and nine months ended June 30, 2012, we repurchased $9.0 million and $20.0 million in principal amount, respectively, of our unsecured convertible notes (“Convertible Notes”) in the open market and surrendered them to the Trustee for cancellation. The aggregate purchase price of these Convertible Notes was $17.9 million because they were trading at a discount due to what we believe were volatile market conditions. As such we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt recorded for the three and nine months ended June 30, 2012 was $0.2 million and $1.6 million, respectively. Because this net gain was included in the amount that must be distributed to our stockholders in order for us to maintain our RIC status and is classified as a component of net investment income in our Consolidated Statements of Operations, such net gain was included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. Paying an incentive fee on this type of net gain is permissible under our investment advisory agreement, but because such a fee was not specifically detailed in the investment advisory agreement, we obtained the approval of our Board of Directors to pay such a fee in the future and ratify the payment of such fees we have already paid. This type of net gain, and corresponding income incentive fee, may occur again in the future.

Net Investment Income

As a result of the $8.6 million increase in total investment income and the $0.2 million gain on extinguishment of debt, as compared to the $3.4 million increase in total expenses, net investment income for the three months ended June 30, 2012 reflected a $5.4 million, or 32.6%, increase compared to the three months ended June 30, 2011.

As a result of the $35.1 million increase in total investment income and the $1.6 million gain on extinguishment of debt, as compared to the $18.2 million increase in total expenses, net investment income for the nine months ended June 30, 2012 reflected a $18.5 million, or 39.4%, increase compared to the nine months ended June 30, 2011.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the nine months ended June 30, 2012, we recorded investment realization events, including the following:

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In November 2011, we recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on our investment in Premier Trailer Leasing, Inc.;

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In November 2011, we received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and we received an additional $1.3 million proceeds from our equity investment, realizing a gain of $0.8 million;

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In December 2011, we received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In December 2011, we received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

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In December 2011, we received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

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In January 2012, we received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In February 2012, we received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and we recorded a realized loss in the amount of $10.7 million on this transaction;

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In February 2012, we received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In March 2012, we received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In March 2012, we received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In March 2012, we received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In March 2012, we received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

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In May 2012, we received a cash payment of $28.9 million from JTC Education, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

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In May 2012, we received a cash payment of $6.1 million from Fitness Edge, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

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In June 2012, we received a cash payment of $20.2 million from Caregiver Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction.

During the nine months ended June 30, 2011, we recorded investment realization events, including the following:

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In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

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In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

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In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

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In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

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In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

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In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

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In March 2011, we received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50; and

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In March and April 2011, we received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, we recorded a realized loss on this investment in the amount of $14.1 million.

Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended June 30, 2012, we recorded net unrealized appreciation of $0.2 million. This consisted of $0.1 million of net unrealized appreciation on debt investments and $0.1 million of net unrealized appreciation on equity investments. During the three months ended June 30, 2011, we recorded net unrealized appreciation of $18.5 million. This consisted of $14.0 million of net reclassifications to realized losses and $7.1 million of net unrealized appreciation on equity investments, offset by $1.7 million of net unrealized depreciation on debt investments and $0.9 million of net unrealized depreciation on our interest rate swap.

During the nine months ended June 30, 2012, we recorded net unrealized appreciation of $14.1 million. This consisted of $1.9 million of net unrealized appreciation on equity investments and $27.7 million of net reclassifications to realized losses, offset by $15.5 million of net unrealized depreciation on debt investments.

        During the nine months ended June 30, 2011, we recorded net unrealized appreciation of $34.9 million. This consisted of $24.9 million of net reclassifications to realized losses, $4.0 million of net unrealized appreciation on debt investments and $6.0 million of net unrealized appreciation on equity investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the nine months ended June 30, 2012, we experienced a net increase in cash and cash equivalents of $38.1 million. During that period, we used $22.4 million of cash in operating activities, primarily for the funding of $407.9 million of investments and net revolvers, partially offset by $333.3 million of principal payments, PIK payments received and investment sale proceeds received and $65.7 million of net investment income. During the same period, cash provided by financing activities was $60.4 million, primarily consisting of $50.5 million of net borrowings under our credit facilities and $100.7 million of proceeds from the issuance of our common stock, partially offset by $68.7 million of cash dividends paid, $17.9 million of net repurchases of our convertible senior notes and $3.3 million of deferred financing costs paid.

For the nine months ended June 30, 2011, we experienced a net decrease in cash and cash equivalents of $59.2 million. During that period, we used $431.5 million of cash in operating activities, primarily for the funding of $566.8 million of investments and net revolvers, partially offset by $89.0 million of principal payments and PIK payments received and $47.1 million of net investment income. During the same period, cash provided by financing activities was $372.3 million, primarily consisting of $77.0 million of SBA borrowings, $206.8 million of proceeds from the issuance of our common stock and $152.0 million of proceeds from the issuance of our convertible senior notes, partially offset by $53.6 million of cash dividends paid and $9.2 million of deferred financing costs paid.

As of June 30, 2012, we had $105.7 million in cash and cash equivalents, portfolio investments (at fair value) of $1.20 billion, $5.9 million of interest and fees receivable, $150.0 million of SBA debentures payable, $228.5 million of borrowings outstanding under our credit facilities, $115.0 million of convertible senior notes payable and unfunded commitments of $96.0 million.

As of September 30, 2011, we had $67.6 million in cash and cash equivalents, portfolio investments (at fair value) of $1.12 billion, $6.8 million of interest and fees receivable, $150.0 million of SBA debentures payable, $178.0 million of borrowings outstanding under our credit facilities, $135.0 million of convertible senior notes payable and unfunded commitments of $108.8 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2012, we were in compliance with this requirement. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, through wholly-owned subsidiaries, we sought and obtained licenses from the SBA to operate SBIC subsidiaries. In this regard, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, our wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when it has at least $112.5 million in regulatory capital. As of June 30, 2012, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $126.2 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

As of June 30, 2012, FSMP V had $37.5 million in regulatory capital, but did not yet have any SBA-guaranteed debentures outstanding.

We have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $225 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Significant capital transactions that occurred since October 1, 2010

The following table reflects the dividend distributions per share that our Board of Directors has declared and we have paid, including shares issued under our DRIP, on our common stock since October 1, 2010:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
November 30, 2010	January 4, 2011	January 31, 2011	$0.1066	$5.4 million	36,038		$0.5 million
November 30, 2010	February 1, 2011	February 28, 2011	0.1066	5.4 million	29,072		0.4 million
November 30, 2010	March 1, 2011	March 31, 2011	0.1066	6.5 million	43,766		0.6 million
January 30, 2011	April 1, 2011	April 29, 2011	0.1066	6.5 million	45,193		0.6 million
January 30, 2011	May 2, 2011	May 31, 2011	0.1066	6.5 million	48,870		0.6 million
January 30, 2011	June 1, 2011	June 30, 2011	0.1066	6.5 million	55,367		0.6 million
May 2, 2011	July 1, 2011	July 29, 2011	0.1066	7.1 million	58,829		0.6 million
May 2, 2011	August 1, 2011	August 31, 2011	0.1066	7.1 million	64,431		0.6 million
May 2, 2011	September 1, 2011	September 30, 2011	0.1066	7.2 million	52,487		0.5 million
August 1, 2011	October 14, 2011	October 31, 2011	0.1066	7.3 million	40,388	(1)	0.4 million
August 1, 2011	November 15, 2011	November 30, 2011	0.1066	7.3 million	43,034	(1)	0.4 million
August 1, 2011	December 13, 2011	December 23, 2011	0.1066	7.3 million	43,531	(1)	0.4 million
November 10, 2011	January 13, 2012	January 31, 2012	0.0958	6.6 million	29,902	(1)	0.3 million
November 10, 2011	February 15, 2012	February 29, 2012	0.0958	7.4 million	45,071		0.4 million
November 10, 2011	March 15, 2012	March 30, 2012	0.0958	7.5 million	41,807	(1)	0.4 million
February 7, 2012	April 13, 2012	April 30, 2012	0.0958	7.4 million	48,328	(1)	0.5 million
February 7, 2012	May 15, 2012	May 31, 2012	0.0958	7.4 million	47,877	(1)	0.5 million
February 7, 2012	June 15, 2012	June 29, 2012	0.0958	7.5 million	41,499		0.4 million
May 7, 2012	July 13, 2012	July 31, 2012	0.0958	7.4 million	49,217		0.5 million
May 7, 2012	August 15, 2012	August 31, 2012	0.0958	7.5 million	41,359		0.4 million

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2010 through June 30, 2012:

Date	Transaction	Shares	Share Price		Gross Proceeds
December 2010	At-the-market offering	429,110	$11.87	(3)	$5.1 million
February 4, 2011	Public offering(1)	11,500,000	12.65		145.5 million
June 24, 2011	Public offering(2)	5,558,469	11.72		65.1 million
January 26, 2012	Public offering	10,000,000	10.07		100.7 million

(1)	Includes the underwriters’ full exercise of their over-allotment option
(2)	Includes the underwriters’ partial exercise of their over-allotment option
(3)	Average offering price

Borrowings

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary (“Funding”), entered into a Loan and Servicing Agreement (“Wells Agreement”) with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, we amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013.

On November 5, 2010, we amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On February 28, 2011, we amended the Wells Fargo facility to, among other things, (i) reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, (ii) extend the period during which we may make new borrowings under the facility to February 25, 2013 and (iii) extend the maturity date of the facility to February 25, 2014. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 30, 2011, we amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 2.75% per annum, with no LIBOR floor.

On April 23, 2012, we amended the Wells Fargo facility to, among other things, expand the borrowing capacity under the facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility to $150 million, with an accordion feature which allows for future expansion of the facility up to a total of $250 million. In addition, the period during which we may make and reinvest borrowings under the facility was extended to April 23, 2014 and the maturity date of the facility was extended to April 25, 2016.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. We use the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of June 30, 2012, we had $26.0 million of borrowings outstanding under the Wells Fargo facility that had a fair value of $26.0 million. Our borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 3.120% during the nine months ended June 30, 2012. For the three and nine months ended June 30, 2012, we recorded interest expense of $0.7 million and $2.0 million, respectively, related to the Wells Fargo facility.

On May 27, 2010, we entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allowed us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc., and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in our SBIC subsidiaries and equity interests in Funding and Fifth Street Funding II, LLC as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and us. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of our portfolio companies for tax purposes and have no other operations. None of our SBIC subsidiaries, Funding or Fifth Street Funding II, LLC is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014.

On July 8, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of

$350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

On February 29, 2012, we amended the ING facility to, among other things, (i) extend the period during which we may make and repay borrowings under the ING facility to February 27, 2015, (ii) extend the maturity date to February 29, 2016 and (iii) increase the accordion feature to allow for potential future expansion up to a total of $450 million.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and us to, among other things, (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all.

As of June 30, 2012, we had $151.5 million of borrowings outstanding under the ING facility that had a fair value of $151.5 million. Our borrowings under the ING facility bore interest at a weighted average interest rate of 3.390% during the nine months ended June 30, 2012. For the three and nine months ended June 30, 2012, we recorded interest expense of $1.3 million and $4.1 million, respectively, related to the ING facility.

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, permits us to make new borrowings until September 16, 2014, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of June 30, 2012, we had $51.0 million of borrowings outstanding under the Sumitomo facility that had a fair value of $51.0 million. Our borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.885% during the nine months ended June 30, 2012. For the three and nine months ended June 30, 2012, we recorded interest expense of $0.3 million and $0.7 million, respectively, related to the Sumitomo facility.

As of June 30, 2012, except for assets that were funded through our SBIC subsidiaries, substantially all of our assets were pledged as collateral under the Wells Fargo facility, ING facility or the Sumitomo facility. With respect to the assets funded through our SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over our stockholders.

Interest expense for the three and nine months ended June 30, 2012 was $5.6 million and $16.9 million, respectively. Interest expense for the three and nine months ended June 30, 2011 was $5.0 million and $9.6 million, respectively.

The following table describes significant financial covenants with which we must comply under each of our credit facilities on a quarterly basis. The Sumitomo facility does not require us to comply with significant financial covenants.

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
Wells Fargo facility	Minimum shareholders’ equity (inclusive of affiliates)	Net assets shall not be less than $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 25, 2011	$592 million	$812 million

	Minimum shareholders’ equity (exclusive of affiliates)	Net assets exclusive of affiliates other than Funding shall not be less than $250 million	$250 million	$619 million

	Asset coverage ratio	Asset coverage ratio shall not be less than 2.00:1	2.00:1	4.85:1

ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 55% of total assets; and (b) $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 22, 2011	$592 million	$812 million

	Asset coverage ratio	Asset coverage ratio shall not be less than 2.25:1	2.25:1	4.85:1

	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	6.67:1

	Eligible portfolio investments test	Aggregate value of (a) Cash and cash equivalents and (b) Portfolio investments ranked 1, 2 or 3 shall not be less than $175 million	$175 million	$626 million

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-Q for the quarter ended March 31, 2012. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in our Form 10-Q for the quarter ended June 30, 2012.

We and our SBIC subsidiaries are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Item 1. Business — Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations” in our Annual Report on Form 10-K for the year ended September 30, 2011.

The following table reflects material credit facility and SBA debenture transactions that have occurred since October 1, 2009. Amounts available and drawn are as of June 30, 2012:

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Facility Availability		Amount Drawn	Remaining Availability	Interest Rate
Wells Fargo facility	11/16/2009	Entered into credit facility	$50 million	$0.8 million					LIBOR + 4.00%
	5/26/2010	Expanded credit facility	100 million	0.9 million					LIBOR + 3.50%
	2/28/2011	Amended credit facility	100 million	0.4 million					LIBOR + 3.00%
	11/30/2011	Amended credit facility	100 million	—					LIBOR + 2.75%
	4/23/2012	Amended credit facility	150 million	1.2 million	$26 million	(1)	$26 million	—	LIBOR + 2.75%
ING facility	5/27/ 2010	Entered into credit facility	90 million	0.8 million					LIBOR + 3.50%
	2/22/ 2011	Expanded credit facility	215 million	1.6 million					LIBOR + 3.50%
	7/8/ 2011	Expanded credit facility	230 million	0.4 million					LIBOR + 3.00%/3.25%(2)
	2/29/2012	Amended credit facility	230 million	1.5 million	230 million		152 million	$78 million	LIBOR + 3.00%/3.25%(2)
SBA	2/16/ 2010	Received capital commitment	75 million	0.8 million
	9/21/ 2010	Received capital commitment	150 million	0.8 million	150 million		150 million	—	3.567%(3)
	7/23/2012	Received capital commitment	75 million	0.8 million	75 million		—	75 million	—
Sumitomo facility	9/16/2011	Entered into credit facility	200 million	2.5 million	51 million	(1)	51 million	—	LIBOR + 2.25%

(1)	Availability to increase upon our decision to further collateralize the facility.
(2)	LIBOR plus 3.0% when the facility is drawn more than 35%. Otherwise, LIBOR plus 3.25%.
(3)	Weighted average interest rate of 3.567% (excludes the SBA annual charge of 0.285%).

On April 12, 2011, we issued $152 million of our Convertible Notes, including $2 million issued to Leonard M. Tannenbaum, our Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when our shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, we will deliver shares of our common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible

Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115.0 million Convertible Notes outstanding at June 30, 2012 is 7,790,273. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our Convertible Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect to us, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the three and nine months ended June 30, 2012, we recorded interest expense of $1.7 million and $5.4 million, respectively, related to the Convertible Notes.

We may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. During the three and nine months ended June 30, 2012, we repurchased $9.0 million and $20.0 million in principal amount, respectively, of the Convertible Notes in the open market for an aggregate purchase price of $17.9 million and surrendered them to the Trustee for cancellation.

As of June 30, 2012, there were $115.0 million Convertible Notes outstanding, which had a fair value of $109.4 million.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2012, our only off-balance sheet arrangements consisted of $96.0 million of unfunded commitments, which was comprised of $87.3 million to provide debt financing to certain of our portfolio companies and $8.7 million related to unfunded limited partnership interests. As of September 30, 2011, our only off-balance sheet arrangements consisted of $108.8 million, which was comprised of $102.7 million to provide debt financing to certain of our portfolio companies and $6.1 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of June 30, 2012 and September 30, 2011 is shown in the table below:

	June 30, 2012	September 30, 2011
Welocalize, Inc.	$10,000	$750
Yeti Acquisition, LLC	7,500	—
Charter Brokerage, LLC	6,471	6,176
Refac Optical Group	5,500	5,500
Rail Acquisition Corp.	5,042	5,446
I Drive Safely, LLC	5,000	—
Traffic Control & Safety Corporation	4,876	3,014
Enhanced Recovery Company, LLC	4,000	4,000
Drugtest, Inc.	4,000	4,000
World 50, Inc.	4,000	—
Phoenix Brands Merger Sub LLC	3,857	3,000
Miche Bag, LLC	3,500	5,000
Titan Fitness, LLC	3,500	2,957
Cardon Healthcare Network, LLC	3,000	2,000
Tegra Medical, LLC	3,000	1,500
Discovery Practice Management, Inc.	2,600	3,000
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Riverside Fund V, LP (limited partnership interest)	2,000	—
Specialty Bakers, LLC	1,500	2,000
Eagle Hospital Physicians, Inc.	1,400	2,500
Milestone Partners IV, LP (limited partnership interest)	1,343	2,000
Ansira Partners, Inc.	1,190	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
CPASS Acquisition Company	1,000	—
ACON Equity Partners III, LP (limited partnership interest)	986	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	934	960
BMC Acquisition, Inc.	900	—
Riverlake Equity Partners II, LP (limited partnership interest)	760	878
HealthDrive Corporation	750	2,000
RCP Direct, LP (limited partnership interest)	652	—
Baird Capital Partners V, LP (limited partnership interest)	615	701
Riverside Fund IV, LP (limited partnership interest)	402	555
Advanced Pain Management	400	267
Saddleback Fence and Vinyl Products, Inc.	300	400
JTC Education, Inc.	—	14,000
CRGT, Inc.	—	12,500
Dominion Diagnostics, LLC	—	5,000
ADAPCO, Inc.	—	4,250
Epic Acquisition, Inc.	—	3,000
IZI Medical Products, Inc.	—	2,500
Flatout, Inc.	—	1,500
IOS Acquisitions, Inc.	—	1,250
Best Vinyl Fence & Deck, LLC	—	1,000
Trans-Trade, Inc.	—	200

Total	$95,978	$108,804

Contractual Obligations

The following table reflects information pertaining to debt outstanding under the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility and our Convertible Notes:

	Debt Outstanding as of September 30, 2011	Debt Outstanding as of June 30, 2012	Weighted average debt outstanding for the nine months ended June 30, 2012	Maximum debt outstanding for the nine months ended June 30, 2012
SBA debentures payable	$150,000	$150,000	$150,000	$150,000
Wells Fargo facility	39,524	26,041	29,651	$48,269
ING facility	133,500	151,500	96,084	$151,500
Sumitomo facility	5,000	51,000	11,183	$51,000
Convertible Notes	135,000	115,000	122,336	$135,000

Total debt	$463,024	$493,541	$409,254	$493,541

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility, and our Convertible Notes:

	Payments due by period as of June 30, 2012
	Total	< 1 year	1-3 years	3-5 years	> 5 years
SBA debentures payable	$150,000	$—	$—	$—	$150,000
Interest due on SBA debentures	50,953	5,778	11,556	11,572	22,047
Wells Fargo facility	26,041	—	—	26,041	—
Interest due on Wells Fargo facility	2,982	780	1,560	642	—
ING facility	151,500	—	—	151,500	—
Interest due on ING facility	18,063	4,924	9,848	3,291	—
Sumitomo facility	51,000	—	—	—	51,000
Interest due on Sumitomo facility	7,894	1,270	2,540	2,540	1,544
Convertible senior notes payable	115,000	—	—	115,000	—
Interest due on convertible senior notes	23,218	6,181	12,363	4,674	—

Total	$596,651	$18,933	$37,867	$315,260	$224,591

Regulated Investment Company Status and Distributions

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distribution requirements of our taxable income on a calendar year basis (e.g., calendar year 2012). We anticipate timely distribution of our taxable income within the tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar years 2008, 2009 and 2010. We did not incur a federal excise tax for calendar year 2011 and do not expect to incur a federal excise tax for calendar year 2012. We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility and Sumitomo facility could, under certain circumstances, restrict Funding and Funding II, respectively, from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and nine months ended June 30, 2012, we incurred fees that are due to our investment adviser of $11.6 million and $33.6 million, respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. Although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and nine months ended June 30, 2012, we have incurred expenses that are due to FSC, Inc. of $1.0 million and $3.2 million, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

On August 6, 2012, our Board of Directors declared the following dividends:

•	$0.0958 per share, payable on October 31, 2012 to stockholders of record on October 15, 2012;

•	$0.0958 per share, payable on November 30, 2012 to stockholders of record on November 15, 2012;

•	$0.0958 per share, payable on December 28, 2012 to stockholders of record on December 14, 2012;

•	$0.0958 per share, payable on January 31, 2013 to stockholders of record on January 15, 2013; and

•	$0.0958 per share, payable on February 28, 2013 to stockholders of record on February 15, 2013.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “— Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of June 30, 2012, 68.1% of our debt investment portfolio (at fair value) and 65.6% of our debt investment portfolio (at cost) bore interest at floating rates. The composition of our floating rate debt investments by cash interest rate floor (excluding PIK) as of June 30, 2012 and September 30, 2011 was as follows:

	June 30, 2012		September 30, 2011
	Fair Value	% of Floating Rate Portfolio	Fair Value	% of Floating Rate Portfolio
Under 1%	$96,203	12.10%	$125,453	16.96%
1% to under 2%	455,180	57.23%	261,878	35.40%
2% to under 3%	111,185	13.98%	168,928	22.83%
3% to under 4%	132,763	16.69%	176,976	23.92%
4% to under 5%	—	0.00%	757	0.10%
5% and over	—	0.00%	5,843	0.79%

Total	$795,331	100.00%	$739,835	100.00%

Based on our Consolidated Statement of Assets and Liabilities as of June 30, 2012, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure.

Basis point increase(1)	Interest income	Interest expense	Net increase (decrease)
100	$1,000	$(2,300)	$(1,300)
200	5,000	(4,600)	400
300	12,400	(6,900)	5,500
400	20,700	(9,100)	11,600
500	28,900	(11,400)	17,500

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of June 30, 2012 and September 30, 2011:

	June 30, 2012		September 30, 2011
	Interest Bearing Cash and Investments	Borrowings	Interest Bearing Cash and Investments	Borrowings
Money market rate	$105,694	$—	$67,644	$—
Prime rate	22,931	74,000	38,890	53,000
LIBOR
30 day	54,440	154,541	51,368	125,024
90 day	717,403	—	654,932	—
Fixed rate	421,489	265,000	418,981	285,000

Total	$1,321,957	$493,541	$1,231,815	$463,024

On August 16, 2010, we entered into an interest rate swap agreement that was scheduled to expire on August 15, 2013, for a total notional amount of $100 million, for the purposes of hedging the interest rate risk related to the Wells facility and the ING facility. Under the interest rate swap agreement, we paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR. In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation. As of June 30, 2012, we were no longer party to any interest rate swap agreements.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material United States federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to United States federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Under present law, we are of the opinion that the Notes will constitute indebtedness of us for United States federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

After December 31, 2012, a tax of 3.8 percent will be imposed on the amount of “net investment income,” in the case of an individual, or undistributed “net investment income,” in the case of an estate or trust (other than a charitable trust), which exceeds certain threshold amounts. “Net investment income” as defined for United States federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Qualified pension trusts, which are not subject to income taxes generally, and non-U.S. individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders.    A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) in the case of interest income, the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (IRS) Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to United States federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a United States trade or business, so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding.    A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% (which rate currently is scheduled to increase to 31% for taxable years beginning on or after January 1, 2013) on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes held by a non-U.S. holder, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a United States person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a United States person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a Note through the foreign office of a broker who is a United States person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that the non-U.S. holder is not a United States person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a United States person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. The date for implementation of these rules generally was extended by the IRS to January 1, 2014 for payments of fixed or determinable annual or periodic (FDAP) income, including interest, and to January 1, 2015 for other “withholdable payments,” including payments of gross proceeds. After these dates, payments of interest on, or gross proceeds from the sale or redemption of, the Notes made to a non-U.S. entity generally will be subject to the new information reporting regime; however, the new withholding obligations will only apply to obligations issued after March 18, 2012, and proposed Treasury regulations would extend this grandfathering provision to obligations that are outstanding on January 1, 2013. Congress delegated broad authority to the U.S. Treasury Department to promulgate regulations to implement the new withholding and reporting regime. It cannot be predicted whether or how these proposed Treasury regulations (if finalized) or any regulations promulgated by the U.S. Treasury Department pursuant to this broad delegation of regulatory authority will affect holders of the Notes. Prospective purchasers of the Notes should consult their own tax advisors regarding the new withholding and reporting provisions.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

UBS Securities LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated are acting as joint book-running managers of the offering and UBS Securities LLC is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated October 11, 2012, each underwriter named below severally agrees to purchase aggregate principal amount of Notes indicated in the following table:

Underwriters	Principal Amount
UBS Securities LLC	$15,000,000
Raymond James & Associates, Inc.	15,000,000
RBC Capital Markets, LLC	15,000,000
Stifel, Nicolaus & Company, Incorporated	15,000,000
Credit Suisse Securities (USA) LLC	3,750,000
Deutsche Bank Securities Inc.	3,750,000
Janney Montgomery Scott LLC	3,750,000
Maxim Group LLC	3,750,000

Total	$75,000,000

The underwriters are committed to take and pay for all of the Notes being offered, if any are purchased.

Commissions and Discounts

The following table shows the per Note and total underwriting discounts and commissions to be paid by us to the underwriters.

Paid by Fifth Street	Discounts and Commissions
Per Note	3.0%
Total	$2,250,000

Notes sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement and to certain dealers at a price less a concession not in excess of 1.60% of the aggregate principal amount of Notes. The underwriters may allow, and the dealers may reallow, a discount from the concession not in excess of 1.40% of the aggregate principal amount of the Notes to certain broker dealers. If all the Notes are not sold at the public offering price, the representative may change the offering price and the other selling terms. The offering of the Notes by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts, will be approximately $300,000.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

Lock-up Agreement

We have agreed not to directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any debt securities issued by the Company which are substantially similar to the Notes or securities convertible into such debt securities which are substantially similar to the Notes for a period of 30 days after the date of this prospectus supplement without first obtaining the prior written consent of UBS Securities LLC.

The 30-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 30-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 30-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 30-day restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

Listing

The Notes are a new issue of securities with no established trading market. We intend to apply to list the Notes on the NYSE and, if the application is approved, we expect trading in the Notes on the NYSE to begin within 30 days after the original issue date under the symbol “FSCE.” Currently there is no public market for the Notes and we can provide no assurance that the Notes will be approved for listing on the NYSE or that an active trading market will develop for the Notes.

We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilizations and Short Positions

In connection with the offering, UBS Securities LLC, on behalf of the underwriters, may purchase and sell Notes in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of Notes than they are required to purchase in the offering. The underwriters must close out any naked short position by purchasing Notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of Notes made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our Notes, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our Notes. As a result, the price of the Notes may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NYSE, in the over-the-counter market or otherwise.

Additional Underwriter Compensation

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the issuer, for which they received or will receive customary fees and expenses, including acting as underwriters for our securities offerings. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Affiliates of UBS Securities, LLC, RBC Capital Markets, LLC and Deutsche Bank Securities Inc. are lenders under the syndicated ING facility and may receive payments from the Company in connection therewith. In addition, an affiliate of Deutsche Bank Securities Inc. serves as trustee under the indentures governing the Notes and our Convertible Notes and may receive payments from the Company in connection therewith.

Settlement

We expect that delivery of the Notes will be made against payment therefor on or about October 18, 2012, which will be the fifth business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+5 business days, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

The addresses of the underwriters are: UBS Securities LLC, 677 Washington Boulevard, Stamford, CT 06901; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; RBC Capital Markets, LLC, 200 Vesey Street, New York, New York 10281; and Stifel, Nicolaus & Company, Incorporated, 501 N. Broadway, St. Louis, Missouri 63102.

LEGAL MATTERS

The validity of the Notes offered by this prospectus supplement and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2011 and 2010 and for each of the two years in the period ended September 30, 2011, included in the accompanying prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing therein.

The consolidated financial statements as of September 30, 2009 (not included herein), and for the year ended September 30, 2009, included in the accompanying prospectus, have been audited by Grant Thornton LLP, our former independent registered public accounting firm, as stated in their report appearing therein.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 11, 2010, we dismissed Grant Thornton LLP as our independent registered public accounting firm. During the fiscal years ended September 30, 2008 and 2009 and through February 11, 2010, there were no disagreements between us and Grant Thornton LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years.

On February 11, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our Consolidated Financial Statements for the fiscal year ended September 30, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement.

We file with or furnish to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CONSOLIDATED FINANCIAL STATEMENTS

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

(unaudited)

	June 30, 2012	September 30, 2011
ASSETS
Investments at fair value:
Control investments (cost June 30, 2012: $15,542; cost September 30, 2011: $13,726)	$14,916	$14,500
Affiliate investments (cost June 30, 2012: $1,080; cost September 30, 2011: $34,182)	2,444	25,897
Non-control/Non-affiliate investments (cost June 30, 2012: $1,203,770; cost September 30, 2011: $1,108,174)	1,180,737	1,079,440

Total investments at fair value (cost June 30, 2012: $1,220,392; cost September 30, 2011: $1,156,082)	1,198,097	1,119,837
Cash and cash equivalents	105,694	67,644
Interest and fees receivable	5,922	6,752
Due from portfolio company	449	552
Deferred financing costs	14,216	14,668
Collateral posted to bank and other assets	113	264

Total assets	$1,324,491	$1,209,717

LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,146	$1,175
Base management fee payable	6,094	5,710
Incentive fee payable	5,477	4,997
Due to FSC, Inc.	2,152	1,480
Interest payable	3,965	4,669
Payments received in advance from portfolio companies	36	35
Offering costs payable	9	—
Credit facilities payable	228,541	178,024
SBA debentures payable	150,000	150,000
Convertible senior notes payable	115,000	135,000

Total liabilities	512,420	481,090

Net assets:
Common stock, $0.01 par value, 150,000 shares authorized, 82,462 and 72,376 shares issued and outstanding at June 30, 2012 and September 30, 2011	825	724
Additional paid-in-capital	930,188	829,620
Net unrealized depreciation on investments and interest rate swap	(21,916)	(35,976)
Net realized loss on investments and interest rate swap	(90,904)	(63,485)
Accumulated overdistributed net investment income	(6,122)	(2,256)

Total net assets (equivalent to $9.85 and $10.07 per common share at June 30, 2012 and September 30, 2011) (Note 12)	812,071	728,627

Total liabilities and net assets	$1,324,491	$1,209,717

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended June 30, 2012	Three months ended June 30, 2011	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Interest income:
Control investments	$2	$40	$434	$54
Affiliate investments	835	1,126	2,229	3,416
Non-control/Non-affiliate investments	27,822	24,271	85,131	61,963
Interest on cash and cash equivalents	11	4	29	17

Total interest income	28,670	25,441	87,823	65,450

PIK interest income:
Control investments	211	105	249	239
Affiliate investments	158	278	467	835
Non-control/Non-affiliate investments	3,557	3,179	9,516	9,103

Total PIK interest income	3,926	3,562	10,232	10,177

Fee income:
Control investments	—	—	—	127
Affiliate investments	377	283	630	550
Non-control/Non-affiliate investments	7,954	2,992	23,744	11,000

Total fee income	8,331	3,275	24,374	11,677

Dividend and other income:
Non-control/Non-affiliate investments	81	164	154	174

Total dividend and other income	81	164	154	174

Total investment income	41,008	32,442	122,583	87,478

Expenses:
Base management fee	6,094	5,381	17,226	13,946
Incentive fee	5,477	4,132	16,422	11,785
Professional fees	619	456	2,310	1,654
Board of Directors fees	30	46	156	132
Interest expense	5,611	4,977	16,936	9,640
Administrator expense	690	395	2,214	1,140
General and administrative expenses	807	529	3,201	2,043

Total expenses	19,328	15,916	58,465	40,340

Gain on extinguishment of convertible senior notes	230	—	1,571	—

Net investment income	21,910	16,526	65,689	47,138

Unrealized appreciation (depreciation) on interest rate swap	—	(919)	—	51
Unrealized appreciation (depreciation) on investments:
Control investments	(2,493)	5,225	(1,404)	12,538
Affiliate investments	322	13,931	9,649	3,760
Non-control/Non-affiliate investments	2,350	215	5,815	18,573

Net unrealized appreciation on investments	179	19,371	14,060	34,871

Realized loss on investments:
Control investments	—	—	—	(7,806)
Affiliate investments	—	(14,146)	(10,620)	(14,146)
Non-control/Non-affiliate investments	—	—	(16,800)	(6,157)

Net realized loss on investments	—	(14,146)	(27,420)	(28,109)

Net increase in net assets resulting from operations	$22,089	$20,832	$52,329	$53,951

Net investment income per common share — basic	$0.27	$0.25	$0.84	$0.77
Earnings per common share — basic	$0.27	$0.31	$0.67	$0.88
Weighted average common shares outstanding — basic	82,421	67,081	78,089	61,254
Net investment income per common share — diluted	$0.26	$0.24	$0.80	$0.76
Earnings per common share — diluted	$0.26	$0.30	$0.64	$0.87
Weighted average common shares outstanding — diluted	90,279	76,020	86,325	64,233

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share data)

(unaudited)

	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Operations:
Net investment income	$65,689	$47,138
Net unrealized appreciation on investments and interest rate swap	14,060	34,922
Net realized loss on investments	(27,420)	(28,109)

Net increase in net assets from operations	52,329	53,951
Stockholder transactions:
Distributions to stockholders	(69,555)	(57,644)

Net decrease in net assets from stockholder transactions	(69,555)	(57,644)
Capital share transactions:
Issuance of common stock, net	99,815	206,079
Issuance of common stock under dividend reinvestment plan	855	4,091

Net increase in net assets from capital share transactions	100,670	210,170

Total increase in net assets	83,444	206,477

Net assets at beginning of period	728,627	569,172

Net assets at end of period	$812,071	$775,649

Net asset value per common share	$9.85	$10.72

Common shares outstanding at end of period	82,462	72,376

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$52,329	$53,951
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Gain on extinguishment of convertible senior notes	(1,571)	—
Net unrealized appreciation on investments and interest rate swap	(14,060)	(34,922)
Net realized losses on investments and interest rate swap	27,420	28,109
PIK interest income	(10,232)	(10,177)
Recognition of fee income	(24,374)	(11,677)
Accretion of original issue discount on investments	(1,367)	(1,239)
Amortization of deferred financing costs	3,241	1,816
Change in operating assets and liabilities:
Fee income received	19,336	16,866
(Increase) decrease in interest and fees receivable	385	(2,252)
(Increase) decrease in due from portfolio company	103	(329)
(Increase) decrease in collateral posted to bank and other assets	151	(218)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(29)	262
Increase in base management fee payable	384	2,505
Increase in incentive fee payable	480	1,272
Increase (decrease) in due to FSC, Inc.	672	(263)
Increase (decrease) in interest payable	(704)	3,185
Decrease in payments received in advance from portfolio companies	(1)	(545)
Purchases of investments and net revolver activity, net of syndications	(407,854)	(566,835)
Principal payments received on investments (scheduled payments)	32,795	19,559
Principal payments received on investments (payoffs)	283,966	62,447
PIK interest income received in cash	5,007	7,030
Proceeds from the sale of investments	11,549	—

Net cash used by operating activities	(22,374)	(431,455)

Cash flows from financing activities:
Dividends paid in cash	(68,699)	(53,553)
Borrowings under SBA debentures payable	—	77,000
Borrowings under credit facilities	409,297	406,000
Repayments of borrowings under credit facilities	(358,780)	(406,000)
Proceeds from the issuance of convertible senior notes	—	152,000
Repurchases of convertible senior notes	(17,939)	—
Proceeds from the issuance of common stock	100,700	206,788
Deferred financing costs paid	(3,279)	(9,230)
Offering costs paid	(876)	(709)

Net cash provided by financing activities	60,424	372,296

Net increase (decrease) in cash and cash equivalents	38,050	(59,159)
Cash and cash equivalents, beginning of period	67,644	76,765

Cash and cash equivalents, end of period	$105,694	$17,606

Supplemental Information:
Cash paid for interest	$14,720	$4,639
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$855	$4,091

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(9)(13)(14)	Housewares & specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,700	$3,996	$737
First Lien Bridge Loan, 8% PIK due 3/31/2012(16)		113	113	—
97.38% membership interest			1,210	—

			5,319	737
Coll Materials Group LLC(9)	Environmental & facilities services
Second Lien Term Loan, 12% cash due 11/1/2014		7,096	7,096	7,071
50% Membership interest in CD Holdco, LLC			3,127	7,108

			10,223	14,179

Total Control Investments (1.8% of net assets)			$15,542	$14,916

Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
1,080,399 shares of Series A Preferred Stock			$1,080	$2,444

			1,080	2,444

Total Affiliate Investments (0.3% of net assets)			$1,080	$2,444

Non-Control/Non-Affiliate Investments(7)
Repechage Investments Limited(13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011(16)		$3,632	$3,412	$898
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	898
Traffic Control & Safety Corporation(9)(14)(16)	Construction & engineering
Senior Debtor-in-Possession Loan, LIBOR+12% cash due 10/20/2012		7,899	7,899	7,899
Senior Term Loan A, LIBOR+9% cash due 6/29/2012		5,000	5,000	5,000
Senior Revolver, LIBOR+9% cash due 6/29/2012		8,587	8,587	8,587
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015(13)		22,595	21,247	11,518
Subordinated Term Loan, 15% PIK due 5/28/2015		6,024	5,531	—
24,750 shares of Series B Preferred Stock			248	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			48,950	33,004
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	326
191,977 Shares A Shares			192	—

			408	326
Fitness Edge, LLC	Leisure facilities
1,000 Common Units(6)			43	201

			43	201
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,436	10.350	10,516
33,463 shares of Common Stock			345	593

			10,695	11,109
Rail Acquisition Corp.(14)	Electronic manufacturing services
First Lien Term Loan, 12% PIK due 9/1/2013		20,167	15,637	3,454
First Lien Revolver, 7.85% cash due 9/1/2013		4,958	4,958	4,958

			20,595	8,412

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,975	6,896	7,114

			6,896	7,114
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		5,001	4,880	5,105
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,361	10,321	10,412
First Lien Revolver, 12% cash due 7/17/2013		1,250	1,246	1,266

			16,447	16,783
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		19,185	18,993	19,663

			18,993	19,663
Cenegenics, LLC	Healthcare services
414,419 Common Units(6)			598	1,308

			598	1,308
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan A, 13% cash 2.5% PIK due 9/10/2014		12,762	12,603	12,786
First Lien Term Loan B, 12% cash due 9/10/2014		6,040	5,993	1,437

			18,596	14,223
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest(15)			240	240

			240	240
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(6)(15)			598	598

			598	598
Ambath/Rebath Holdings, Inc.(9)	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		4,272	4,264	3,782
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		23,707	23,691	21,206

			27,955	24,988
Tegra Medical, LLC(9)	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		20,217	20,011	20,169
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		23,042	22,827	22,808
First Lien Term Loan C, 30% PIK due 12/31/2014		1,032	1,032	993
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,461	2,472

			46,331	46,442
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest(12)(15)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		9,846	9,727	9,819
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,247	9,135	9,153
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)			(23)	—

			18,839	18,972

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
NDSSI Holdings, LLC(9)	Electronic equipment & instruments
First Lien Term Loan A, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		21,864	21,687	21,590
First Lien Term Loan B, LIBOR+9.75% (3% floor) cash 3.75% PIK due 12/31/2012		8,153	8,153	8,187
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,474	3,478
2,000 Series D Preferred Units			2,564	2,564

			35,878	35,819
Eagle Hospital Physicians, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		24,617	24,239	24,570
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015		1,100	1,069	1,046

			25,308	25,616
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		11,345	11,183	11,362
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070	10,933	11,059
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(11)			(50)	—

			22,066	22,421
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		4,476	4,264	4,463
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,820	10,888
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,500	2,435	2,493

			17,519	17,844
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		20,685	20,393	20,865
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		23,971	23,639	24,189
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015(11)			(172)	—
3,393,060 Common Units in RPWL Holdings, LLC			3,393	3,985

			47,253	49,039
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		9,300	9,101	9,336
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,827	15,825	17,648
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015		1,500	1,413	1,511
10,371 Preferred Equity units in Miche Holdings, LLC			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC			1,463	427

			28,839	30,091
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(15)			66	66

			66	66
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		7,271	7,169	7,323
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015(11)			(4)	—

			7,165	7,323
Drugtest, Inc. (formerly DISA, Inc.)	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		11,540	11,368	11,701
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,492	8,378	8,711
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(55)	—

			19,691	20,412

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		648	648	648
First Lien Revolver, 8% cash due 11/30/2013		100	100	100

			748	748
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan B, 8% PIK due 6/30/2012(16)		4,275	4,275	1,365

			4,275	1,365
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,105	15,840	15,923
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(31)	—

			15,809	15,923
Cardon Healthcare Network, LLC(9)	Diversified support services
First Lien Term Loan A, LIBOR+10% (1.75% floor) cash due 1/24/2017		10,530	10,358	10,714
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 1/24/2017		22,001	21,788	22,099
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/24/2017(11)			(40)	—
65,903 Class A Units(6)			250	385

			32,356	33,198
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		32,600	32,196	32,822

			32,196	32,822
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		7,125	6,980	7,146
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,989	20,595	20,332
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		2,571	2,451	2,661

			30,026	30,139
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,084	9,962	10,045

			9,962	10,045
CCCG, LLC(9)	Oil & gas equipment services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,747	34,056	34,887

			34,056	34,887
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,625	24,163	24,424

			24,163	24,424
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		12,673	12,402	12,721
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,281	19,866	20,429
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(106)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	998

			33,162	34,148
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		3,994	3,939	4,002
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		4,700	4,639	4,725

			8,578	8,727
Securus Technologies, Inc.(9)	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		22,500	22,103	22,382

			22,103	22,382

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		8,925	8,843	8,976

			8,843	8,976
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		15,625	15,484	15,649
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,677	11,574	11,795
First Lien Term Loan C, 18% PIK due 6/30/2016		3,111	3,088	3,139
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016(11)			(31)	—

			30,115	30,583
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(15)			386	386

			386	386
Charter Brokerage, LLC(9)	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		16,413	16,272	16,329
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2017		10,195	10,115	10,086
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		882	824	987

			27,211	27,402
Stackpole Powertrain International ULC(15)	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,335	18,179	19,047
1,000 Common Units			1,000	1,514

			19,179	20,561
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		6,570	6,506	6,538
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,392	6,335	6,476
Senior Revolver, LIBOR+7% cash due 8/8/2016		400	371	449

			13,212	13,463
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,691	10,594	10,732
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,636	3,607	3,766

			14,201	14,498
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		5,603	5,504	5,703

			5,504	5,703
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(15)			657	657

			657	657
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		9,925	9,861	10,072
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,355	17,480

			27,216	27,552
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		26,939	26,703	27,172
300,700.98 Class A Units(6)			301	248

			27,004	27,420
RCPDirect, LP.	Multi-sector holdings
0.91% limited partnership interest(15)			348	348

			348	348

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
The MedTech Group, Inc.	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/7/2016		12,870	12,772	12,818

			12,772	12,818
Digi-Star Acquisition Holdings, Inc.	Industrial machinery
Mezzanine Term Loan, 12% cash 1.5% PIK due 11/18/2017		10,094	9,983	10,226
225 Class A Preferred Units			225	225
2,500 Class A Common Units			25	80

			10,233	10,531
CPASS Acquisition Company	Internet software & services
Senior Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		4,906	4,811	4,978
Senior Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(11)			(17)	—

			4,794	4,978
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Mezzanine Term Loan, 12% cash 2% PIK due 6/1/2017		12,648	12,536	12,755
500,000 Preferred units			475	500
500,000 Class A Common Units			25	84

			13,036	13,339
SolutionSet, Inc.	Advertising
Senior Term Loan, LIBOR+6% (1% floor) cash due 12/21/2016		9,739	9,652	9,736

			9,652	9,736
Slate Pharmaceuticals Acquisition Corp.	Healthcare services
Subordinated Term Loan, 12% cash 1.5% PIK due 12/29/2017		20,154	19,973	20,534

			19,973	20,534
ACON Equity Partners III, LP	Multi-sector holdings
0.31% limited partnership interest(15)			14	14

			14	14
Blue Coat Systems, Inc.	Internet software & services
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 2/15/2018		15,000	14,858	15,140
Second Lien Term Loan, LIBOR+10% (1.5% floor) cash due 8/15/2018		7,000	6,934	6,975

			21,792	22,115
CRGT, Inc.	IT consulting & other services
Mezzanine Term Loan, 12.5% cash 3% PIK due 3/9/2018		25,741	25,500	25,967

			25,500	25,967
Riverside Fund V, LP	Multi-sector holdings
0.4% limited partnership interest(12)(15)			—	—

			—	—
World 50, Inc.	Research & consulting services
Senior Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		8,819	8,686	8,820
Senior Term Loan B, 12.5% cash due 3/30/2017		5,500	5,420	5,505
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(11)			(58)	—

			14,048	14,325
Huddle House, Inc.	Restaurants
Subordinated Term Loan, 11% cash 1.6% PIK due 3/30/2018		13,907	13,776	13,843

			13,776	13,843
Nixon, Inc.	Apparel, accessories & luxury goods
First Lien Term Loan, 8.75% cash 2.75% PIK due 4/16/2018		10,057	9,961	10,057

			9,961	10,057

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
JTC Education, Inc.(10)	Education services
Subordinated Term Loan, 13% cash due 11/1/2017		11,500	11,388	11,535
17,391 Shares of Series A-1 Preferred Stock			313	307
17,391 Shares of Common Stock			187	—

			11,888	11,842
BMC Acquisition, Inc.	Diversified financial services
Senior Term Loan, LIBOR+5.5% (1% floor) cash due 5/1/2017		5,750	5,708	5,750
Senior Revolver, LIBOR+5% (1% floor) cash due 5/1/2017		350	341	350
500 Series A Preferred Shares			500	500
50,000 Common Shares			1	1

			6,550	6,601
Ansira Partners, Inc.	Advertising
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/4/2017		12,500	12,410	12,500
First Lien Revolver, LIBOR+5.5% (1.5% floor) cash due 5/4/2017(11)			(9)	—
250 Preferred Units & 250 Class A Common Units of Ansira Holdings, LLC			250	250

			12,651	12,750
MX USA, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+10.5% (1.25% floor) cash due 10/31/2017		20,000	19,806	20,000

			19,806	20,000
PLATO, Inc.	Education services
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 5/17/2018		15,000	15,000	15,000
Second Lien Term Loan, LIBOR+9.75% (1.5% floor) cash due 5/17/2019		10,000	10,000	10,000

			25,000	25,000
I Drive Safely, LLC	Education services
First Lien Term Loan, LIBOR+8.5% (1.5% floor) cash due 5/25/2017		27,000	26,996	27,000
First Lien Revolver, LIBOR+6.5% (1.5% floor) cash due 5/25/2017(11)			(1)	—
75,000 Class A Common Units of IDS Investments, LLC			750	750

			27,745	27,750
ConvergeOne Holdings Corp.	Integrated telecommunication services
First Lien Term Loan, LIBOR+7% (1.5% floor) cash due 6/8/2017		10,000	10,000	10,000

			10,000	10,000
Yeti Acquisition, LLC	Leisure products
First Lien Term Loan A, LIBOR+8% (1.25% floor) cash due 6/15/2017		28,000	27,962	28,000
First Lien Term Loan B, LIBOR+11.25% (1.25% floor) cash 1% PIK due 6/15/2017		12,005	11,989	12,005
First Lien Revolver, LIBOR+8% (1.25% floor) cash due 6/15/2017(11)			(14)	—
1,500 Common Stock Units of Yeti Holdings, Inc.			1,500	1,500

			41,437	41,505
Specialized Education Services, Inc.	Education services
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 6/28/2017		10,000	10,000	10,000
Subordinated Term Loan, 11% cash 1.5% PIK due 6/28/2018		17,501	17,501	17,501

			27,501	27,501
Total Non-Control/Non-Affiliate Investments (145.4% of net assets)			$1,203,770	$1,180,737

Total Portfolio Investments (147.5% of net assets)			$1,220,392	$1,198,097

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

(1)	Debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.
(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Securus Technologies Holdings, Inc.	June 6, 2012	+ 0.75% on Term Loan		Per loan amendment

Charter Brokerage, LLC	May 9, 2012	- 0.5% on Senior Term Loan & Revolver		Tier pricing per loan agreement

Coll Materials Group LLC	April 1, 2012	- 12.0% on Second Lien Term Loan	+ 12.0% on Second Lien Term Loan	Per loan amendment

HealthDrive Corporation	April 1, 2012	+ 2.0% on Term Loan A		Tier pricing per loan agreement

AmBath/Rebath Holdings, Inc.	April 1, 2012	- 2.0% on Term Loan A - 4.5% on Term Loan B	+ 2.0% on Term Loan A + 4.5% on Term Loan B	Per loan amendment

Cardon Healthcare Network, LLC	April 1, 2012	- 2.5% on Term Loan A - 1.25% on Term Loan B		Tier pricing per loan agreement

Traffic Control & Safety Corporation	January 1, 2012	+ 3.0% on Senior Term Loan & Senior Revolver	+ 2.0% on Subordinated Term Loan + 2.0% on Second Lien Term Loan	Default interest per loan agreement

Tegra Medical, LLC	January 1, 2012		+ 0.5% on Term Loan B	Per loan amendment

NDSSI Holdings, Inc.	December 31, 2011		– 1.0% on Term Loan A	Per loan amendment

Phoenix Brands Merger Sub LLC	December 22, 2011	+ 0.75% on Subordinated Term Loan; + 0.50% on Senior Term Loan & Revolver		Per loan amendment

CCCG, LLC	November 15, 2011	+ 0.5% on Term Loan		Per waiver agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan amendment

Lighting By Gregory, LLC	March 11, 2011	+ 6.0% on Bridge Loan	– 8.0% on Bridge Loan	Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Fifth Street Finance Corp.

Consolidated Schedule of Investments

June 30, 2012

(dollar amounts in thousands)

(unaudited)

(10)	In May 2012, the Company received a cash payment from JTC Education, Inc. in full satisfaction of all obligations under the senior loan agreement. As part of this refinancing, the Company closed on an $11.5 million subordinated debt investment in JTC Education, Inc.
(11)	Cost amounts represent unearned income related to undrawn commitments.
(12)	Represents an unfunded commitment to fund limited partnership interest.
(13)	Investment was on cash non-accrual status as of June 30, 2012.
(14)	Investment was on PIK non-accrual status as of June 30, 2012.
(15)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(16)	Investment is under negotiation and, as such, the maturity date of the loan has been temporarily suspended.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(9)(13)(14)	Housewares & specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,366	$3,996	$2,526
First Lien Bridge Loan, 8% PIK due 3/31/2012		112	113	—
97.38% membership interest			1,210	—

			5,319	2,526
Nicos Polymers & Grinding, Inc.	Environmental & facilities services
First Lien Term Loan, 8% cash due 12/4/2017		5,347	5,280	5,189
First Lien Revolver, 8% cash due 12/4/2017		1,500	1,500	1,551
50% Membership interest in CD Holdco, LLC			1,627	5,234

			8,407	11,974

Total Control Investments (2.0% of net assets)			$13,726	$14,500

Affiliate Investments(4)
O’Currance, Inc.(13)(14)	Data Processing & outsourced services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		$11,414	$11,254	$3,173
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,164	1,140	324
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	—
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			12,774	3,497
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		5,712	5,527	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,161	14,801	15,067
1,080,399 shares of Series A Preferred Stock			1,080	1,490

			21,408	22,400

Total Affiliate Investments (3.6% of net assets)			$34,182	$25,897

Non-Control/Non-Affiliate Investments(7)
Repechage Investments Limited(13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		$3,558	$3,412	$1,829
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	1,829
Traffic Control & Safety Corporation(9)	Construction & engineering
Senior Term Loan, LIBOR+9% cash due 6/29/2012		5,000	4,870	4,957
Senior Revolver, LIBOR+9% cash due 6/29/2012		11,986	11,754	11,966
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		20,795	20,602	17,545
Subordinated Loan, 15% PIK due 5/28/2015		5,325	5,325	1,346
24,750 shares of Series B Preferred Stock			247	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			43,236	35,814
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	388
191,977 Shares A Shares			192	74

			408	462
Fitness Edge, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 7/31/2012		750	749	757
First Lien Term Loan B, 12.5% cash 2.5% PIK due 7/31/2012		5,776	5,750	5,814
1,000 Common Units(6)			43	181

			6,542	6,752

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Boot Barn	Apparel, accessories & luxury goods and footwear
255.78 shares of Series A&B Preferred Stock			247	71
1,354 shares of Common Stock			9	9

			256	80
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		19,070	17,064	—
285 shares of Common Stock			1	—

			17,065	—
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,278	10,112	10,226
33,463 shares of Common Stock			345	634

			10,457	10,860
Rail Acquisition Corp.	Electronic manufacturing services
First Lien Term Loan, 12% PIK due 9/1/2013		18,415	15,636	4,106
First Lien Revolver, 7.85% cash due 9/1/2013		4,554	4,554	4,554

			20,190	8,660
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,844	6,736	6,840

			6,736	6,840
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,263	6,049	6,352
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,282	10,212	10,217
First Lien Revolver, 12% cash due 7/17/2013(11)			(7)	—

			16,254	16,569
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		18,895	18,631	18,938

			18,631	18,938
Cenegenics, LLC	Healthcare services
414,419 Common Units(6)			598	1,060

			598	1,060
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		3,236	3,215	3,244
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,861	17,061
First Lien Revolver, 10% cash due 3/31/2014(11)			(25)	—
453,755 Preferred units of IZI Holdings, LLC			454	642

			20,505	20,947
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,523	12,287	11,763
First Lien Revolver, 12% cash due 9/10/2014		5,800	5,697	5,479

			17,984	17,242
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest(16)			122	122

			122	122
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(16)			445	445

			445	445

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		8,000	7,871	8,010
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		15,521	15,306	15,371
First Lien Term Revolver, 10% cash due 12/17/2014		5,750	5,623	5,809

			28,800	29,190
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,500	3,500	3,497
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,999	22,999	22,600
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014(10)		1,500	1,500	1,479

			27,999	27,576
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		30,134	29,467	29,780
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014(11)			(305)	—
17,391 Shares of Series A-1 Preferred Stock			313	313
17,391 Shares of Common Stock			187	83

			29,662	30,176
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		22,540	22,244	22,744
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,551	22,270	22,226
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,449	2,501

			46,963	47,471
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest(12)(16)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,675	10,512	10,654
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,142	9,001	9,067
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)			(29)	—

			19,484	19,721
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		29,788	29,370	29,278
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,435	3,538
2,000 Series D Preferred Units			2,047	2,047

			34,852	34,863
Eagle Hospital Physicians, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		25,400	24,907	25,246
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015(11)			(42)	—

			24,865	25,246
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,961	13,713	13,945
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070	10,882	11,015
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(11)			(69)	—

			24,526	24,960
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		8,329	8,189	8,343
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		17,246	16,962	17,281
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015(11)			(50)	—

			25,101	25,624

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		8,325	8,148	8,220
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,770	10,756
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,916	2,029

			20,834	21,005
CRGT, Inc.	IT consulting & other services
First Lien Term Loan A, LIBOR+7.5% cash due 10/1/2015		27,913	27,495	27,659
First Lien Term Loan B, 12.5% cash 10/1/2015		22,000	21,648	21,869
First Lien Revolver, LIBOR+7.5% cash due 10/1/2015(11)			(200)	—

			48,943	49,528
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		15,990	15,720	15,668
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		21,231	20,888	20,983
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015		5,250	5,152	5,162
2,086,163 Common Units in RPWL Holdings, LLC			2,086	1,973

			43,846	43,786
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		13,708	13,353	13,735
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,425	14,983	17,115
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(11)			(105)	—
10,371 Preferred Equity units in Miche Holdings, LLC(6)			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC(6)			1,463	1,496

			30,731	33,515
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(16)			40	40

			40	40
Dominion Diagnostics, LLC(9)	Healthcare services
First Lien Term Loan A, LIBOR+7% (2.5% floor) cash due 12/17/2015		29,550	29,030	29,442
First Lien Term Loan B, LIBOR+10.5% (2.5% floor) cash 1% PIK due 12/17/2015		20,008	19,675	19,546
First Lien Revolver, LIBOR+6.5% (2.5% floor) cash due 12/17/2015(11)			(83)	—

			48,622	48,988
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		8,046	7,923	8,007
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015		133	129	135

			8,052	8,142
DISA, Inc.	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		12,460	12,256	12,542
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,395	8,264	8,410
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(63)	—

			20,457	20,952
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		773	773	773
First Lien Revolver, 8% cash due 11/30/2013			—	—

			773	773

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan A, 8% cash due 11/30/2013		2,061	1,947	2,061
First Lien Term Loan B, 8% PIK due 7/31/2011(15)		3,969	3,969	2,000
First Lien Revolver, 8% cash due 11/30/2013			—	—

			5,916	4,061
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,766	16,461	16,702
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(35)	—

			16,426	16,702
Cardon Healthcare Network, LLC	Diversified support services
First Lien Term Loan, LIBOR+10% (1.75% floor) cash due 1/6/2016(9)		11,250	11,051	11,210
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/6/2016(11)			(35)	—

			11,016	11,210
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		13,600	13,311	13,329

			13,311	13,329
IOS Acquisitions, Inc.	Oil & gas equipment & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 1/14/2016		8,700	8,576	8,656
First Lien Term Loan B, LIBOR+10% (2% floor) cash 2% PIK due 1/14/2016		10,618	10,466	10,480
First Lien Revolver, LIBOR+8% (2% floor) cash due 1/14/2016		750	714	777

			19,756	19,913
Actient Pharmaceuticals, LLC	Healthcare services
First Lien Term Loan, LIBOR+6.25% (2% floor) cash due 7/29/2015		9,180	9,018	9,169

			9,018	9,169
Phoenix Brands Merger Sub LLC	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		8,036	7,875	7,674
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,390	20,035	19,071
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,429	3,303	3,198

			31,213	29,943
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,847	10,649	10,828

			10,649	10,828
CCCG, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,738	34,115	34,152

			34,115	34,152
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,813	24,292	24,440

			24,292	24,440
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		14,220	13,920	14,273
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,162	19,731	20,078
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(113)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	847

			34,538	35,198

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		4,416	4,352	4,332
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		5,000	4,929	4,903

			9,281	9,235
Ernest Health, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1.75% floor) cash due 5/13/2017		25,000	24,656	25,049

			24,656	25,049
Securus Technologies, Inc.	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		26,500	25,995	26,374

			25,995	26,374
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,980	7,904	7,977

			7,904	7,977
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		17,063	16,878	16,938
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,545	11,422	11,343
First Lien Term Loan C, 18% PIK due 6/30/2016		2,721	2,693	2,593
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		543	506	821

			31,499	31,695
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(16)			299	299

			299	299
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		17,411	17,242	17,411
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2017		10,043	9,948	10,043
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		1,176	1,107	1,177

			28,297	28,631
Stackpole Powertrain International ULC(16)	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,059	17,883	18,059
1,000 Common Units			1,000	1,000

			18,883	19,059
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		7,027	6,942	7,027
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,248	6,174	6,248
Senior Revolver, LIBOR+7% cash due 8/8/2016(11)			(37)	—

			13,079	13,275
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,530	10,417	10,530
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,181	3,147	3,181

			13,564	13,711
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		10,000	9,803	10,000

			9,803	10,000

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(12)(16)			—	—

			—	—
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		10,000	9,926	10,000
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,331	17,500

			27,257	27,500
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		19,002	18,816	19,002
250,000 Class A Units			250	250

			19,066	19,252

Total Non-Control/Non-Affiliate Investments (148.1% of net assets)			$1,108,174	$1,079,440

Total Portfolio Investments (153.7% of net assets)			$1,156,082	$1,119,837

(1)	Debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)	Income producing through payment of dividends or distributions.
(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(8)	Principal includes accumulated PIK interest and is net of repayments.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Cardon Healthcare Network, LLC	July 1, 2011	– 2.5% on Term Loan		Tier pricing per credit agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan agreement

Dominion Diagnostics, LLC	April 1, 2011	– 0.5% on Term Loan A	– 1.0% on Term Loan B	Tier pricing per credit agreement

Lighting by Gregory, LLC	March 11, 2011	– 2.0% on Bridge Loan		Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Traffic Control & Safety Corporation	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement

Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement

(10)	Revolving credit line had been suspended and was deemed unlikely to be renewed in the future.
(11)	Cost amounts represent unearned income related to undrawn commitments.
(12)	Represents an unfunded commitment to fund limited partnership interest.
(13)	Investment was on cash non-accrual status as of September 30, 2011.
(14)	Investment was on PIK non-accrual status as of September 30, 2011.
(15)	Best Vinyl Fence & Deck, LLC Term Loan B was under negotiation and, as such, the maturity date of the loan had been temporarily suspended.
(16)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated with the Company for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred from inception through June 30, 2012:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	9.25		87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	10.50		58.0 million
January 27, 2010	Follow-on public offering	7,000,000	11.20		78.4 million
February 25, 2010	Underwriters’ partial exercise of over-allotment option	300,500	11.20		3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	11.50		105.8 million
December 2010	At-the-Market offering	429,110	11.87	(1)	5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	12.65		145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	5,558,469	11.72		65.1 million
January 26, 2012	Follow-on public offering	10,000,000	10.07		100.7 million

(1)	Average offering price

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P. (“FSMP IV”), received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. On May 15, 2012, the Company’s consolidated

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P. (“FSMP V”), received a license, effective May 10, 2012, from the SBA to operate as an SBIC. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC licenses allow the Company’s SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of June 30, 2012, FSMP IV had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $126.2 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

As of June 30, 2012, FSMP V had $37.5 million in regulatory capital but did not yet have any SBA-guaranteed debentures outstanding. For the three and nine months ended June 30, 2012 the Company recorded interest expense of $1.6 million and $4.7 million, respectively, related to the SBA-guaranteed debentures.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiaries may also be limited in their ability to make distributions to the Company if they do not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiaries will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiaries’ continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiaries upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiaries guaranteed by the SBA from the definition of senior

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $225 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $1.20 billion and $1.12 billion at June 30, 2012 and September 30, 2011, respectively. The portfolio investments represent 147.5% and 153.7% of net assets at June 30, 2012 and September 30, 2011, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Fair Value Measurements:

The Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income and bond yield approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market approach or income approach in determining the fair value of the Company’s investment in the portfolio company. If there is deterioration in the credit quality of the portfolio company or an investment is in workout status, the Company may use alternative methodologies, including an asset liquidation or expected recovery model.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

flows, net income, revenues or, in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The finance department prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at June 30, 2012 and September 30, 2011 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide the Company with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith. The Company intends to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Investment Income:

Interest income, adjusted for accretion of original issue discount or “OID,” is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees and prepayment fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees. The Company capitalizes a portion of the upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Senior Notes:

The Company may repurchase its Convertible Senior Notes in accordance with the 1940 Act and the rules promulgated thereunder and may surrender these Notes to the Trustee for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $16.9 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and the Convertible Senior Notes, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

Collateral Posted to Bank:

Collateral posted to bank consisted of cash posted as collateral with respect to the Company’s interest rate swap, which was terminated in August 2011. The Company was restricted in terms of access to this collateral until such swap was terminated or the swap agreement expired. Cash collateral posted was held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swaps to fair value on a quarterly basis through its Consolidated Statement of Operations. As of June 30, 2012, the Company was not party to any interest rate swap agreements.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. $0.9 million of offering costs were charged to capital during the nine months ended June 30, 2012.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2012). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008, 2009 and 2010. The Company did not incur a federal excise tax for calendar year 2011 and does not expect to incur a federal excise tax for calendar year 2012. The Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating loss carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008, 2009, 2010 or 2011. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amends ASC 820 and requires entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholders’ equity, and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

Note 3.	Portfolio Investments

At June 30, 2012, 147.5% of net assets or $1.20 billion was invested in 76 long-term portfolio investments and 13.0% of net assets or $105.7 million was invested in cash and cash equivalents. In comparison, at September 30, 2011, 153.7% of net assets or $1.12 billion was invested in 65 long-term portfolio investments and 9.3% of net assets or $67.6 million was invested in cash and cash equivalents. As of June 30, 2012, 80.5% of the Company’s portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the three and nine months ended June 30, 2012, the Company recorded no net realized losses and net realized losses of $27.4 million, respectively. During the three and nine months ended June 30, 2011, the Company

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

recorded net realized losses of $14.1 million and $28.1 million, respectively. During the three and nine months ended June 30, 2012, the Company recorded net unrealized appreciation of $0.2 million and $14.1 million, respectively. During the three and nine months ended June 30, 2011, the Company recorded net unrealized appreciation of $18.5 million and $34.9 million, respectively.

The composition of the Company’s investments as of June 30, 2012 and September 30, 2011 at cost and fair value was as follows:

	June 30, 2012		September 30, 2011
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$1,194,379	$1,168,060	$1,137,754	$1,099,708
Investments in equity securities	26,013	30,037	18,328	20,129

Total	$1,220,392	$1,198,097	$1,156,082	$1,119,837

The composition of the Company’s debt investments as of June 30, 2012 and September 30, 2011 at fixed rates and floating rates was as follows:

	June 30, 2012		September 30, 2011
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$372,729	31.91%	$359,873	32.72%
Floating rate debt securities	795,331	68.09%	739,835	67.28%

Total	$1,168,060	100.00%	$1,099,708	100.00%

The following table presents the financial instruments carried at fair value as of June 30, 2012, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$831,847	$831,847
Investments in debt securities (second lien)	—	—	132,718	132,718
Investments in debt securities (subordinated)	—	—	203,495	203,495
Investments in equity securities (preferred)	—	—	9,233	9,233
Investments in equity securities (common)	—	—	20,804	20,804

Total investments at fair value	$—	$—	$1,198,097	$1,198,097

The following table presents the financial instruments carried at fair value as of September 30, 2011, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$875,092	$875,092
Investments in debt securities (second lien)	—	—	143,383	143,383
Investments in debt securities (subordinated)	—	—	81,233	81,233
Investments in equity securities (preferred)	—	—	7,167	7,167
Investments in equity securities (common)	—	—	12,962	12,962

Total investments at fair value	$—	$—	$1,119,837	$1,119,837

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from March 31, 2012 to June 30, 2012 for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of March 31, 2012	$736,192	$122,261	$171,208	$7,801	$18,761	$1,056,223
New investments & net revolver activity	141,260	30,000	29,000	500	2,747	203,507
Redemptions/repayments	(47,885)	(18,507)	—	—	—	(66,392)
Net accrual of PIK interest income	1,254	(1,552)	1,091	184	—	977
Accretion of original issue discount	248	205	—	—	—	453
Net change in unearned income	1,587	44	(25)	—	—	1,606
Net unrealized appreciation (depreciation)	(1,871)	(215)	2,221	748	(704)	179
Unrealized adjustments due to deal exits	1,062	482	—	—	—	1,544
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of June 30, 2012	$831,847	$132,718	$203,495	$9,233	$20,804	$1,198,097

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at June 30, 2012 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended June 30, 2012	$(809)	$267	$2,221	$748	$(704)	$1,723

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from March 31, 2011 to June 30, 2011 for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of March 31, 2011	$821,885	$82,586	$24,347	$4,559	$6,372	$939,749
New investments & net revolver activity	56,108	56,500	—	—	1,569	114,177
Redemptions/repayments	(9,299)	(458)	—	—	—	(9,757)
Net accrual of PIK interest income	2,212	612	419	—	—	3,243
Accretion of original issue discount	348	82	—	—	—	430
Net change in unearned income	1,129	(875)	17	—	—	271
Net unrealized appreciation (depreciation)	10,533	1,077	(107)	337	7,531	19,371
Unrealized adjustments due to deal exits	(13,233)	—	—	—	(772)	(14,005)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of June 30, 2011	$869,683	$139,524	$24,676	$4,896	$14,700	$1,053,479

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at June 30, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended June 30, 2011	$(2,700)	$1,077	$(107)	$337	$6,759	$5,366

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2011 to June 30, 2012 for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2011	$875,092	$143,383	$81,233	$7,167	$12,962	$1,119,837
New investments & net revolver activity	244,079	37,000	118,516	1,200	7,059	407,854
Redemptions/repayments	(289,426)	(41,994)	—	(713)	(9)	(332,142)
Net accrual of PIK interest income	2,798	(904)	2,814	517	—	5,225
Accretion of original issue discount	1,043	324	—	—	—	1,367
Net change in unearned income	5,012	1,130	(919)	—	—	5,223
Net unrealized appreciation (depreciation)	(22)	10,008	1,851	1,180	1,043	14,060
Unrealized adjustments due to deal exits	(6,729)	(16,229)	—	(118)	(251)	(23,327)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of June 30, 2012	$831,847	$132,718	$203,495	$9,233	$20,804	$1,198,097

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at June 30, 2012 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the nine months ended June 30, 2012	$(6,751)	$(6,221)	$1,851	$1,062	$792	$(9,267)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2010 to June 30, 2011 for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2010	$416,324	$136,786	$5,470	$2,892	$2,349	$563,821
New investments & net revolver activity	482,057	56,500	20,000	2,036	6,297	566,890
Redemptions/repayments	(33,378)	(52,180)	—	—	—	(85,558)
Net accrual of PIK interest income	5,903	(3,601)	845	—	—	3,147
Accretion of original issue discount	842	397	—	—	—	1,239
Net change in unearned income	(5,992)	43	(373)	—	—	(6,322)
Net unrealized appreciation (depreciation)	27,687	1,359	(1,266)	222	6,869	34,871
Unrealized adjustments due to deal exits	(23,760)	220	—	(254)	(815)	(24,609)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of June 30, 2011	$869,683	$139,524	$24,676	$4,896	$14,700	$1,053,479

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at June 30, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the nine months ended June 30, 2011	$3,927	$1,579	$(1,266)	$(32)	$6,054	$10,262

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments where there is not a readily available market value (Level 3) which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium, size premium and industry premium, which are significant unobservable inputs into the model.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of June 30, 2012:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range						Weighted Average
First lien debt	$796,763	Bond yield approach	Capital structure premium	(a	)	0.0%		-	1.0%	0.4%
			Tranche specific risk premium/(discount)	(a	)	(2.8%	)	-	25.0%	2.5%
			Size premium	(a	)	1.0%		-	2.0%	1.2%
			Industry premium/(discount)	(a	)	(1.7%	)	-	3.7%	0.3%

	35,084	Enterprise value approach	Weighted average cost of capital			19.0%		-	31.0%	23.4%
			Company specific risk premium	(a	)	6.0%		-	15.0%	7.0%
			Revenue growth rate			(10.8%	)	-	10.4%	8.5%
			EBITDA multiple	(b	)	3.7x		-	9.1x	8.6x

Second lien & subordinated debt	324,695	Bond yield approach	Capital structure premium	(a	)	2.0%		-	2.0%	2.0%
			Tranche specific risk premium	(a	)	1.3%		-	7.8%	3.3%
			Size premium	(a	)	0.5%		-	2.0%	0.7%
			Industry premium/(discount)	(a	)	(1.5%	)	-	1.2%	(0.3%	)

	11,518	Enterprise value approach	Weighted average cost of capital			23.0%		-	23.0%	23.0%
			Company specific risk premium	(a	)	6.0%		-	6.0%	6.0%
			Revenue growth rate			10.4%		-	10.4%	10.4%
			EBITDA multiple	(b	)	9.1x		-	9.1x	9.1x

Preferred & common equity	30,037	Enterprise value approach	Weighted average cost of capital			9.0%		-	35.0%	17.1%
			Company specific risk premium	(a	)	2.0%		-	21.0%	8.3%
			Revenue growth rate			1.9%		-	133.6%	38.4%
			EBITDA multiple	(b	)	4.6x		-	15.4x	7.6x

Total	$1,198,097

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the enterprise value approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate and EBITDA multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or EBITDA multiple in isolation may result in a significantly higher or lower fair value measurement, respectively.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of June 30, 2012 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$228,541	$228,541	$—	$—	$228,541
SBA debentures payable	150,000	126,185	—	—	126,185
Convertible senior notes payable	115,000	109,394	—	—	109,394

Total	$493,541	$464,120	$—	$—	$464,120

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair value of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses recent market transactions to estimate the fair value of the convertible senior notes payable, which are included in Level 3 of the hierarchy.

The Company’s off-balance sheet arrangements consisted of $96.0 million and $108.8 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of June 30, 2012 and September 30, 2011, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of June 30, 2012 and September 30, 2011 is shown in the table below:

	June 30, 2012	September 30, 2011
Welocalize, Inc.	$10,000	$750
Yeti Acquisition, LLC	7,500	—
Charter Brokerage, LLC	6,471	6,176
Refac Optical Group	5,500	5,500
Rail Acquisition Corp.	5,042	5,446
I Drive Safely, LLC	5,000	—
Traffic Control & Safety Corporation	4,876	3,014
Enhanced Recovery Company, LLC	4,000	4,000
Drugtest, Inc.	4,000	4,000
World 50, Inc.	4,000	—
Phoenix Brands Merger Sub LLC	3,857	3,000
Miche Bag, LLC	3,500	5,000
Titan Fitness, LLC	3,500	2,957
Cardon Healthcare Network, LLC	3,000	2,000
Tegra Medical, LLC	3,000	1,500
Discovery Practice Management, Inc.	2,600	3,000
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Riverside Fund V, LP (limited partnership interest)	2,000	—
Specialty Bakers, LLC	1,500	2,000
Eagle Hospital Physicians, Inc.	1,400	2,500
Milestone Partners IV, LP (limited partnership interest)	1,343	2,000
Ansira Partners, Inc.	1,190	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
CPASS Acquisition Company	1,000	—
ACON Equity Partners III, LP (limited partnership interest)	986	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	934	960
BMC Acquisition, Inc.	900	—
Riverlake Equity Partners II, LP (limited partnership interest)	760	878
HealthDrive Corporation	750	2,000
RCP Direct, LP (limited partnership interest)	652	—
Baird Capital Partners V, LP (limited partnership interest)	615	701
Riverside Fund IV, LP (limited partnership interest)	402	555
Advanced Pain Management	400	267
Saddleback Fence and Vinyl Products, Inc.	300	400
JTC Education, Inc.	—	14,000
CRGT, Inc.	—	12,500
Dominion Diagnostics, LLC	—	5,000
ADAPCO, Inc.	—	4,250
Epic Acquisition, Inc.	—	3,000
IZI Medical Products, Inc.	—	2,500
Flatout, Inc.	—	1,500
IOS Acquisitions, Inc.	—	1,250
Best Vinyl Fence & Deck, LLC	—	1,000
Trans-Trade, Inc.	—	200

Total	$95,978	$108,804

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	June 30, 2012		September 30, 2011
Cost:
First lien debt	$847,616	69.45%	$890,729	77.05%
Second lien debt	140,781	11.54%	161,455	13.97%
Subordinated debt	205,982	16.88%	85,570	7.40%
Purchased equity	18,231	1.49%	11,263	0.97%
Equity grants	5,474	0.45%	6,158	0.53%
Limited partnership interests	2,308	0.19%	907	0.08%

Total	$1,220,392	100.00%	$1,156,082	100.00%

	June 30, 2012		September 30, 2011
Fair value:
First lien debt	$831,847	69.43%	$875,092	78.14%
Second lien debt	132,718	11.08%	143,383	12.80%
Subordinated debt	203,495	16.98%	81,233	7.25%
Purchased equity	21,691	1.81%	12,548	1.12%
Equity grants	6,037	0.50%	6,675	0.60%
Limited partnership interests	2,309	0.20%	906	0.09%

Total	$1,198,097	100.00%	$1,119,837	100.00%

The Company invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	June 30, 2012		September 30, 2011
Cost:
Northeast U.S.	$404,520	33.15%	$389,185	33.66%
Southwest U.S.	268,943	22.04%	273,513	23.66%
West U.S.	215,338	17.64%	142,745	12.35%
Southeast U.S.	195,092	15.99%	244,988	21.19%
Midwest U.S.	117,320	9.61%	86,768	7.51%
Canada	19,179	1.57%	18,883	1.63%

Total	$1,220,392	100.00%	$1,156,082	100.00%

	June 30, 2012		September 30, 2011
Fair value:
Northeast U.S.	$406,736	33.95%	$389,898	34.82%
Southwest U.S.	253,087	21.12%	246,358	22.00%
West U.S.	199,362	16.64%	127,522	11.39%
Southeast U.S.	199,354	16.64%	248,588	22.20%
Midwest U.S.	118,997	9.93%	88,412	7.90%
Canada	20,561	1.72%	19,059	1.69%

Total	$1,198,097	100.00%	$1,119,837	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The composition of the Company’s portfolio by industry at cost and fair value as of June 30, 2012 and September 30, 2011 were as follows:

	June 30, 2012		September 30, 2011
Cost:
Healthcare services	$146,402	12.00%	$227,145	19.65%
Education services	92,136	7.55%	29,662	2.57%
Healthcare equipment	83,266	6.82%	71,254	6.16%
Internet software & services	73,838	6.05%	43,846	3.79%
Diversified support services	72,962	5.98%	55,472	4.80%
Oil & gas equipment services	61,267	5.02%	82,168	7.11%
Leisure products	55,637	4.56%	13,564	1.17%
Construction and engineering	48,950	4.01%	43,236	3.74%
Advertising	41,550	3.40%	19,892	1.72%
Pharmaceuticals	40,252	3.30%	27,257	2.36%
Apparel, accessories & luxury goods	38,800	3.18%	30,986	2.68%
Diversified financial services	38,745	3.17%	13,311	1.15%
Electronic equipment & instruments	35,879	2.94%	34,852	3.01%
Specialty stores	33,162	2.72%	34,538	2.99%
Integrated telecommunication services	32,103	2.63%	25,995	2.25%
Leisure facilities	30,158	2.47%	38,041	3.29%
Household products	30,026	2.46%	31,213	2.70%
Home improvement retail	27,955	2.29%	27,999	2.42%
IT consulting & other services	25,500	2.09%	48,943	4.23%
Restaurants	23,442	1.92%	13,966	1.21%
Industrial machinery	20,928	1.71%	10,457	0.90%
Electronic manufacturing services	20,595	1.69%	20,190	1.75%
Human resources & employment services	19,691	1.61%	20,457	1.77%
Auto parts & equipment	19,179	1.57%	18,883	1.63%
Environmental & facilities services	19,067	1.56%	16,311	1.41%
Distributors	18,993	1.56%	18,631	1.61%
Air freight & logistics	18,596	1.52%	17,984	1.56%
Food distributors	17,520	1.44%	20,834	1.80%
Research & consulting services	14,048	1.15%	—	0.00%
Construction materials	6,896	0.57%	6,736	0.58%
Housewares & specialties	5,319	0.44%	5,319	0.46%
Building products	5,023	0.41%	6,689	0.58%
Multi-sector holdings	2,307	0.19%	907	0.09%
Movies & entertainment	200	0.02%	199	0.02%
Fertilizers & agricultural chemicals	—	0.00%	28,800	2.49%
Healthcare technology	—	0.00%	20,505	1.77%
Trucking	—	0.00%	17,065	1.48%
Data processing & outsourced services	—	0.00%	12,775	1.10%

Total	$1,220,392	100.00%	$1,156,082	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

	June 30, 2012		September 30, 2011
Fair Value:
Healthcare services	$150,814	12.59%	$231,478	20.67%
Education services	92,094	7.69%	30,176	2.69%
Healthcare equipment	83,685	6.98%	71,911	6.42%
Internet software & services	76,131	6.35%	43,786	3.91%
Diversified support services	74,391	6.21%	56,232	5.02%
Oil & gas equipment services	62,289	5.20%	82,696	7.38%
Leisure products	56,002	4.67%	13,711	1.22%
Advertising	41,784	3.49%	20,183	1.80%
Pharmaceuticals	40,891	3.41%	27,500	2.46%
Apparel, accessories & luxury goods	40,150	3.35%	33,595	3.00%
Diversified financial services	39,422	3.29%	13,329	1.19%
Electronic equipment & instruments	35,820	2.99%	34,863	3.11%
Specialty stores	34,148	2.85%	35,198	3.14%
Construction and engineering	33,004	2.75%	35,814	3.20%
Integrated telecommunication services	32,382	2.70%	26,374	2.36%
Leisure facilities	30,784	2.57%	38,447	3.43%
Household products	30,139	2.52%	29,943	2.67%
IT consulting & other services	25,967	2.17%	49,528	4.42%
Home improvement retail	24,988	2.09%	27,576	2.46%
Environmental & facilities services	23,155	1.93%	19,952	1.78%
Industrial machinery	21,641	1.81%	10,860	0.97%
Auto parts & equipment	20,561	1.72%	19,059	1.70%
Restaurants	20,445	1.71%	11,829	1.06%
Human resources & employment services	20,412	1.70%	20,952	1.87%
Distributors	19,663	1.64%	18,938	1.69%
Food distributors	17,844	1.49%	21,006	1.88%
Research & consulting services	14,324	1.20%	—	0.00%
Air freight & logistics	14,223	1.19%	17,243	1.54%
Electronic manufacturing services	8,412	0.70%	8,660	0.77%
Construction materials	7,114	0.59%	6,840	0.61%
Multi-sector holdings	2,308	0.19%	907	0.11%
Building products	2,111	0.18%	4,833	0.43%
Housewares & specialties	737	0.06%	2,526	0.23%
Movies & entertainment	262	0.02%	262	0.02%
Fertilizers & agricultural chemicals	—	0.00%	29,186	2.61%
Healthcare technology	—	0.00%	20,947	1.87%
Data processing & outsourced services	—	0.00%	3,497	0.31%

Total	$1,198,097	100.00%	$1,119,837	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At June 30, 2012 and September 30, 2011, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three and nine months ended June 30, 2012 and June 30, 2011, no individual investment produced income that exceeded 10% of investment income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

Accumulated unearned fee income activity for the nine months ended June 30, 2012 and June 30, 2011 was as follows:

	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Beginning unearned fee income balance	$18,333	$11,901
Net fees received	18,937	13,311
Unearned fee income recognized	(24,160)	(6,989)

Ending unearned fee income balance	$13,110	$18,223

As of June 30, 2012, the Company had structured $6.8 million in aggregate exit fees across nine portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

On December 7, 2010, the Company entered into an at-the-market equity offering sales agreement relating to shares of its common stock. Throughout the month of December 2010, the Company sold 429,110 shares of its common stock at an average offering price of $11.87 per share. The net proceeds totaled $5.0 million after deducting fees and commissions of $0.1 million. The Company terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of the Company’s common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, the Company completed a follow-on public offering of 11,500,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share. The net proceeds totaled $138.6 million after deducting investment banking commissions of $6.5 million and offering costs of $0.3 million.

On June 24, 2011, the Company completed a follow-on public offering of 5,558,469 shares of its common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share. The net proceeds totaled $62.7 million after deducting investment banking commissions of $2.3 million and offering costs of $0.2 million.

On January 26, 2012, the Company completed a follow-on public offering of 10,000,000 shares of its common stock at the offering price of $10.07 per share. The net proceeds totaled $99.9 million after deducting offering costs of $0.8 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three and nine months ended June 30, 2012 and June 30, 2011:

	Three months ended June 30, 2012	Three months ended June 30, 2011	Nine months ended June 30, 2012	Nine months ended June 30, 2011
(Amounts in thousands, except per share amounts)
Earnings per common share — basic:
Net increase in net assets resulting from operations	$22,089	$20,832	$52,329	$53,951
Weighted average common shares outstanding — basic	82,421	67,081	78,089	61,254
Earnings per common share — basic	$0.27	$0.31	$0.67	$0.88
Earnings per common share — diluted:
Net increase in net assets resulting from operations, before adjustments	$22,089	$20,832	$52,329	$53,951
Adjustments for interest on convertible senior notes, base management fees, incentive fees and gain on extinguishment of convertible senior notes	1,205	1,636	3,113	1,636

Net increase in net assets resulting from operations, as adjusted	23,294	22,468	55,442	55,587
Weighted average common shares outstanding — basic	82,421	67,081	78,089	61,254
Adjustments for dilutive effect of convertible notes	7,858	8,939	8,236	2,979

Weighted average common shares outstanding — diluted	90,279	76,020	86,325	64,233
Earnings per common share — diluted	$0.26	$0.30	$0.64	$0.87

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to June 30, 2012:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million
8/2/2010	10/6/2010	10/27/2010	0.10	5.2 million	24,850		0.3 million
8/2/2010	11/3/2010	11/24/2010	0.11	5.7 million	26,569		0.3 million
8/2/2010	12/1/2010	12/29/2010	0.11	5.7 million	28,238		0.3 million
11/30/2010	1/4/2011	1/31/2011	0.1066	5.4 million	36,038		0.5 million
11/30/2010	2/1/2011	2/28/2011	0.1066	5.5 million	29,072		0.4 million
11/30/2010	3/1/2011	3/31/2011	0.1066	6.5 million	43,766		0.6 million
1/30/2011	4/1/2011	4/29/2011	0.1066	6.5 million	45,193		0.6 million
1/30/2011	5/2/2011	5/31/2011	0.1066	6.5 million	48,870		0.6 million
1/30/2011	6/1/2011	6/30/2011	0.1066	6.5 million	55,367		0.6 million
5/2/2011	7/1/2011	7/29/2011	0.1066	7.1 million	58,829	(1)	0.6 million
5/2/2011	8/1/2011	8/31/2011	0.1066	7.1 million	64,431	(1)	0.6 million
5/2/2011	9/1/2011	9/30/2011	0.1066	7.2 million	52,487	(1)	0.5 million
8/1/2011	10/14/2011	10/31/2011	0.1066	7.3 million	40,388	(1)	0.4 million
8/1/2011	11/15/2011	11/30/2011	0.1066	7.3 million	43,034	(1)	0.4 million
8/1/2011	12/13/2011	12/23/2011	0.1066	7.3 million	43,531	(1)	0.4 million
11/10/2011	1/13/2012	1/31/2012	0.0958	6.6 million	29,902	(1)	0.3 million
11/10/2011	2/15/2012	2/29/2012	0.0958	7.4 million	45,071		0.4 million
11/10/2011	3/15/2012	3/30/2012	0.0958	7.5 million	41,807	(1)	0.4 million
2/7/2012	4/13/2012	4/30/2012	0.0958	7.4 million	48,328	(1)	0.5 million
2/7/2012	5/15/2012	5/31/2012	0.0958	7.4 million	47,877	(1)	0.5 million
2/7/2012	6/15/2012	6/29/2012	0.0958	7.5 million	41,499		0.4 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired in December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of this share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program were to be made

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

through the open market at times and in such amounts as the Company’s management deemed appropriate. The stock repurchase program expired December 31, 2011, with the Company not repurchasing any shares of its common stock pursuant to this repurchase program.

In May 2012, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $30 million of the Company’s outstanding common stock. Stock repurchases under this program would be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided they are below the most recently published net asset value per share. Unless extended by the Company’s Board of Directors, the stock repurchase program will expire on May 7, 2013 and may be limited or terminated at any time without prior notice. As of June 30, 2012, the Company had not repurchased any shares of its common stock pursuant to this repurchase program.

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013.

On November 5, 2010, the Company amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million. On February 28, 2011, the Company amended the Wells Fargo facility to, among other things, (i) reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, (ii) extend the period during which the Company may make new borrowings under the facility to February 25, 2013 and (iii) extend the maturity date of the facility to February 25, 2014. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto. On November 30, 2011, the Company amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 2.75% per annum, with no LIBOR floor. On April 23, 2012, the Company amended the Wells Fargo facility to, among other things, expand the borrowing capacity under the facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility to $150 million, with an accordion feature which allows for future expansion of the facility up to a total of $250 million. In addition, the period during which the Company may make and reinvest borrowings under the facility was extended to April 23, 2014 and the maturity date of the facility was extended to April 25, 2016.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of June 30, 2012, the Company had $26.0 million of borrowings outstanding under the Wells Fargo facility that had a fair value of $26.0 million. The Company’s borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 3.120% during the nine months ended June 30, 2012. For the three and nine months ended June 30, 2012, the Company recorded interest expense of $0.7 million and $2.0 million, respectively, related to the Wells Fargo facility.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc., and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014. On July 8, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

On February 29, 2012, the Company amended the ING facility to, among other things, (i) extend the period during which the Company may make and repay borrowings under the ING facility to February 27, 2015, (ii) extend the maturity date to February 29, 2016 and (iii) increase the accordion feature to allow for potential future expansion up to a total of $450 million.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and the Company to, among other things, (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of June 30, 2012, the Company had $151.5 million of borrowings outstanding under the ING facility that had a fair value of $151.5 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 3.390% during the nine months ended June 30, 2012. For the three and nine months ended June 30, 2012, the Company recorded interest expense of $1.3 million and $4.1 million, respectively, related to the ING facility.

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, permits the Company to make new borrowings until September 16, 2014, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it will sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of June 30, 2012, the Company had $51.0 million of borrowings outstanding under the Sumitomo facility that had a fair value of $51.0 million. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.885% during the nine months ended June 30, 2012. For the three and nine months ended June 30, 2012, the Company recorded interest expense of $0.3 million and $0.7 million, respectively, related to the Sumitomo facility.

As of June 30, 2012, except for assets that were funded through the Company’s SBIC subsidiaries, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiaries, the SBA, as a creditor, will have a superior claim to the SBIC subsidiaries’ assets over the Company’s stockholders.

Interest expense for the three and nine months ended June 30, 2012 was $5.6 million and $16.9 million, respectively. Interest expense for the three and nine months ended June 30, 2011 was $5.0 million and $9.6 million, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made substantially before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the nine months ended June 30, 2012 and June 30, 2011 was as follows:

	Nine months ended June 30, 2012	Nine months ended June 30, 2011
PIK balance at beginning of period	$22,672	$19,301
Gross PIK interest accrued	13,310	10,718
PIK income reserves(1)	(3,078)	(541)
PIK interest received in cash	(5,007)	(7,030)
Loan exits and other PIK adjustments	—	(317)

PIK balance at end of period	$27,897	$22,131

(1)	PIK income is generally reserved for when a loan is placed on PIK non-accrual status.

As of June 30, 2012, the Company had stopped accruing cash and/or PIK interest and OID on four investments, including three that had not paid all of their scheduled cash interest payments for the period ended June 30, 2012. As of June 30, 2011, the Company had stopped accruing cash interest, PIK interest and OID on two investments that had not paid all of their scheduled cash interest payments for the period ended June 30, 2011.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status as of June 30, 2012, September 30, 2011 and June 30, 2011 were as follows:

	June 30, 2012				September 30, 2011				June 30, 2011
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,168,495	95.75%	$1,181,490	98.61%	$1,116,762	96.60%	$1,111,986	99.30%	$1,025,169	97.86%	$1,046,526	99.34%
PIK non-accrual	15,637	1.28%	3,454	0.29%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Cash non-accrual	36,260	2.97%	13,153	1.10%	39,320	3.40%	7,851	0.70%	22,383	2.14%	6,953	0.66%

Total	$1,220,392	100.00%	$1,198,097	100.00%	$1,156,082	100.00%	$1,119,837	100.00%	$1,047,552	100.00%	$1,053,479	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The non-accrual status of the Company’s portfolio investments as of June 30, 2012, September 30, 2011 and June 30, 2011 was as follows:

	June 30, 2012	September 30, 2011	June 30, 2011
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
O’Currance, Inc.(1)	—	Cash non-accrual	—
Premier Trailer Leasing, Inc.(1)	—	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	Cash non-accrual	—
Rail Acquisition Corp.	PIK non-accrual	—	—
Traffic Control & Safety Corp. — Second Lien and Subordinated Debt	Cash non-accrual	—	—

(1)	The Company no longer holds this investment. See Note 9 for a discussion of the Company’s recent realization events.

Income non-accrual amounts related to the above investments for the three and nine months ended June 30, 2012 and June 30, 2011 were as follows:

	Three months ended June 30, 2012	Three months ended June 30, 2011	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Cash interest income	$524	$917	$2,681	$4,484
PIK interest income	1,033	155	3,078	541
OID income	—	—	95	60

Total	$1,557	$1,072	$5,854	$5,085

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into fee income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2011, the Company had net loss carryforwards of $11.8 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017 and $10.3 million will expire on September 30, 2019. During the year ended September 30, 2011, the Company realized capital losses from the sale of investments after October 31, 2010 and prior to year end (“post-October capital losses”) of $29.9 million, which for tax purposes are treated as arising on the first day of the following year.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the three and nine months ended June 30, 2012:

	Three months ended June 30, 2012	Nine months ended June 30, 2012
Net increase in net assets resulting from operations	$22,089	$52,329
Net unrealized appreciation	(179)	(14,060)
Book/tax difference due to deferred loan origination fees, net	(1,728)	(9,540)
Book/tax difference due to organizational and deferred offering costs	(22)	(65)
Book/tax difference due to interest income on certain loans	1,359	3,591
Book/tax difference due to capital losses not recognized	—	27,420
Other book-tax differences	(81)	(154)

Taxable/Distributable Income(1)	$21,438	$59,521

(1)	The Company’s taxable income for 2012 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2012. Therefore, the final taxable income may be different than the estimate.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carryforward net capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. For tax purposes, distributions may include returns of capital. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The Company’s Board of Directors has declared the following distributions from inception to June 30, 2012:

Dividend Type	Date Declared	Record Date	Payment Date	Amount Per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/0209	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	$0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	$0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	$0.1066
Monthly	1/30/2011	4/1/2011	4/29/2011	$0.1066
Monthly	1/30/2011	5/2/2011	5/31/2011	$0.1066
Monthly	1/30/2011	6/1/2011	6/30/2011	$0.1066
Monthly	5/2/2011	7/1/2011	7/29/2011	$0.1066
Monthly	5/2/2011	8/1/2011	8/31/2011	$0.1066
Monthly	5/2/2011	9/1/2011	9/30/2011	$0.1066
Monthly	8/1/2011	10/14/2011	10/31/2011	$0.1066
Monthly	8/1/2011	11/15/2011	11/30/2011	$0.1066
Monthly	8/1/2011	12/13/2011	12/23/2011	$0.1066
Monthly	11/10/2011	1/13/2012	1/31/2012	$0.0958
Monthly	11/10/2011	2/15/2012	2/29/2012	$0.0958
Monthly	11/10/2011	3/15/2012	3/30/2012	$0.0958
Monthly	2/7/2012	4/13/2012	4/30/2012	$0.0958
Monthly	2/7/2012	5/15/2012	5/31/2012	$0.0958
Monthly	2/7/2012	6/15/2012	6/29/2012	$0.0958
Monthly	5/7/2012	7/13/2012	7/31/2012	$0.0958
Monthly	5/7/2012	8/15/2012	8/31/2012	$0.0958
Monthly	5/7/2012	9/14/2012	9/28/2012	$0.0958

For income tax purposes, the Company estimates that its distributions for the calendar year 2012 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2012.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008, 2009 and 2010, the Company incurred a de minimis federal excise tax for those calendar years. The Company did not incur a federal excise tax for calendar year 2011 and does not expect to incur a federal excise tax for calendar year 2012.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 9.	Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swap

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment or interest rate swap without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the nine months ended June 30, 2012, the Company recorded investment realization events, including the following:

•

In November 2011, the Company recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on the Company’s investment in Premier Trailer Leasing, Inc.;

•

In November 2011, the Company received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and the Company received an additional $1.3 million proceeds from its equity investment, realizing a gain of $0.8 million;

•

In December 2011, the Company received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In December 2011, the Company received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2011, the Company received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In January 2012, the Company received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In February 2012, the Company received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and the Company recorded a realized loss in the amount of $10.7 million on this transaction;

•

In February 2012, the Company received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, the Company received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

•

In March 2012, the Company received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, the Company received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, the Company received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In May 2012, the Company received a cash payment of $28.9 million from JTC Education, Inc. in full satisfaction of all obligations under the first lien loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In May 2012, the Company received a cash payment of $6.1 million from Fitness Edge, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•

In June 2012, the Company received a cash payment of $20.2 million from Caregiver Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction.

During the nine months ended June 30, 2011, the Company recorded investment realization events, including the following:

•

In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on this transaction;

•

In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

•

In March 2011, the Company received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50; and

•

In March and April 2011, the Company received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, the Company recorded a realized loss on this investment in the amount of $14.1 million.

During the nine months ended June 30, 2012, the Company recorded net unrealized appreciation of $14.1 million. This consisted of $1.9 million of net unrealized appreciation on equity investments and $27.7 million of net reclassifications to realized losses, offset by $15.5 million of net unrealized depreciation on debt investments. During the nine months ended June 30, 2011, the Company recorded net unrealized appreciation of $34.9 million. This consisted of $24.9 million of net reclassifications to realized losses, $4.0 million of net unrealized appreciation on debt investments and $6.0 million of net unrealized appreciation on equity investments.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter is appropriately prorated.

For the three and nine months ended June 30, 2012, base management fees were $6.1 million and $17.2 million, respectively. For the three and nine months ended June 30, 2011, base management fees were $5.4 million and $13.9 million, respectively. At June 30, 2012, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $6.1 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies or (ii) other income that must be distributed to its stockholders, including, for example, any gain recorded in connection with the extinguishment of its debt) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation and depreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The Company does not currently accrue for capital gains incentive fees due to the accumulated realized and unrealized losses in the portfolio.

For the three and nine months ended June 30, 2012, incentive fees were $5.5 million and $16.4 million, respectively. For the three and nine months ended June 30, 2011, incentive fees were $4.1 million and $11.8 million, respectively. At June 30, 2012, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.5 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and nine months ended June 30, 2012, the Company incurred administration expenses of $1.0 million, including $0.3 million of general and administrative expenses, and $3.2 million, including $1.0 million of general and administrative expenses, that are due to FSC, Inc., respectively. At June 30, 2012, $2.2 million (inclusive of these administration expenses) was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 12.	Financial Highlights

Per share data:	Three months ended June 30, 2012	Three months ended June 30, 2011	Nine months ended June 30, 2012	Nine months ended June 30, 2011
Net asset value at beginning of period	$9.87	$10.68	$10.07	$10.43
Net investment income	0.27	0.25	0.84	0.77
Net unrealized appreciation on investments and interest rate swap	0.00	0.28	0.18	0.57
Net realized loss on investments and interest rate swap	0.00	(0.21)	(0.35)	(0.46)
Dividends paid	(0.29)	(0.32)	(0.89)	(0.94)
Issuance of common stock	0.00	0.04	0.00	0.35

Net asset value at end of period	$9.85	$10.72	$9.85	$10.72
Per share market value at beginning of period	$9.76	$13.35	$9.32	$11.14
Per share market value at end of period	$9.98	$11.60	$9.98	$11.60
Total return(1)	5.29%	(10.85)%	17.28%	12.32%
Common shares outstanding at beginning of period	82,421	66,668	72,376	54,550
Common shares outstanding at end of period	82,462	72,376	82,462	72,376
Net assets at beginning of period	$813,322	$711,748	$728,627	$569,172
Net assets at end of period	$812,071	$775,649	$812,071	$775,649
Average net assets(2)	$816,609	$718,704	$777,094	$650,881
Ratio of net investment income to average net assets(3)	10.76%	9.22%	11.26%	9.68%
Ratio of total expenses to average net assets(3)	9.49%	8.88%	10.02%	8.29%
Ratio of portfolio turnover to average investments at fair value	5.22%	0.00%	25.13%	1.75%
Weighted average outstanding debt(4)	$371,346	$294,542	$409,254	$206,797
Average debt per share	$4.51	$4.39	$5.24	$3.38

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s DRIP. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Interim periods are annualized.
(4)	Calculated based upon the weighted average of loans payable for the period.

Note 13.	Interest Rate Swap

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

In August 2011, the Company terminated the interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation.

Note 14.	Convertible Senior Notes

On April 12, 2011, the Company issued $152 million of unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115 million convertible debt outstanding at June 30, 2012 is 7,790,273. If the Company delivers shares of common stock upon a conversion at the time that net asset value per share exceeds the conversion price in effect at such time, the Company’s stockholders may incur dilution. In addition, the Company’s stockholders will experience dilution in their ownership percentage of common stock upon the issuance of common stock in connection with the conversion of the Company’s convertible senior notes and any dividends paid on common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

Interest expense for the three and nine months ended June 30, 2012 was $1.7 million and $5.4 million, respectively, related to the Convertible Notes.

The Company may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. During the nine months ended June 30, 2012, the Company repurchased $20.0 million principal of the Convertible Notes in the open market for an aggregate purchase price of $17.9 million and surrendered them to the Trustee for cancellation. The Company recorded a gain on the extinguishment of these Convertible Notes in the amount of the difference between the reacquisition price and the net carrying amount, net of the proportionate amount of unamortized debt issuance costs. The net gain recorded was $1.6 million.

As of June 30, 2012, there were $115.0 million Convertible Notes outstanding, which had a fair value of $109.4 million.

Note 15.	Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of these Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the nine months ended June 30, 2012.

$500,000,000

Fifth Street Finance Corp.

Common Stock

Debt Securities

Warrants

We may offer, from time to time in one or more offerings, up to $500,000,000 of shares of our common stock, debt securities or warrants to purchase common stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

On July 26, 2012 and March 31, 2012, the last reported sale price of our common stock on the NASDAQ Global Select Market was $10.05 and $10.15, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2012 was $9.87.

Investing in our securities involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 15 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, NY 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated July 27, 2012

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

i

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our securities.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC, which we also refer to as our “investment adviser.”

As of March 31, 2012, we had originated $1.60 billion of funded debt and equity investments and our portfolio totaled $1.1 billion at fair value and was comprised of 67 investments, 58 of which were in operating companies and 9 of which were in private equity funds. The 9 investments in private equity funds represented less than 1% of the fair value of our assets at March 31, 2012. The 55 debt investments in our portfolio as of March 31, 2012 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.5x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2012 was approximately 12.37%, of which 11.17% represented cash payments and 1.20% represented payment-in-kind, or PIK, interest and other non-cash items. As of March 31, 2012, we had stopped accruing cash interest, PIK interest and/or original issue discount on 4 investments, 3 of which had not paid all of their scheduled cash interest payments for the period ended March 31, 2012. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — Our incentive fee may induce our investment adviser to make speculative investments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Revenue Recognition — Payment-in-Kind (PIK) Interest.”

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Although our focus could change, we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. As of March 31, 2012, 81.3% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 26 out of our 67 portfolio companies as of March 31, 2012.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio (excluding SBA debentures) of 0.6x (i.e., we aim to have one dollar of equity for each $0.60 of non-SBA debt outstanding). As of March 31, 2012, we had a debt to equity ratio (excluding SBA debentures) of 0.26x. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the “SBA.” See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or “SEC,” to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of March 31, 2012, we had approximately $1.0 billion in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $1.0 billion, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of an exemption from the SEC for our SBA debt, we have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $150 million more than the approximately $1.0 billion permitted under the 200% asset coverage ratio limit as of March 31, 2012. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.”

On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

The Investment Adviser

Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $2.0 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have originated over 100 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser, Juan E. Alva, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser, and Alexander C. Frank, our chief financial officer and a partner of our investment adviser.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•

Capitalize on our investment adviser’s strong relationships with private equity sponsors.    Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•

Focus on established small and mid-sized companies.    We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.

•

Continue our growth of direct originations.    Over the last several years, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

•

Employ disciplined underwriting policies and rigorous portfolio management.    Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•

Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns.    We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2012, the weighted average yield of our debt investments was approximately 12.37%, which includes a cash component of 11.17%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•

Benefit from lower, fixed, long-term cost of capital.    The SBIC license held by our wholly-owned subsidiary allows it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, the SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments. We are currently seeking to obtain an SBIC license for another one of our wholly-owned subsidiaries that would allow us to issue up to an additional $75 million of SBA-guaranteed debt.

•

Leverage the skills and experience of our investment adviser.    The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Corporate Information and Organizational Structure

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The following diagram depicts our organizational structure:

Recent Developments

On May 10, 2012, our wholly-owned subsidiary, Fifth Street Mezzanine Partners V, L.P., received an SBIC license. This is the second SBIC license granted to us through our SBIC subsidiaries and expands our SBIC lending capacity from $150 million to $225 million.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our securities to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”

NASDAQ Global Select Market symbol	“FSC”

Investment advisory fees

Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

Administration agreement	FSC, Inc. serves as our administrator. We reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement.” Our administrator has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. However, although our administrator currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Distributions	We intend to pay dividends to our stockholders out of assets legally available for distribution. From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of- income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Risk factors	Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•	The current state of the economy and financial markets increases the likelihood of material adverse effects on our financial position and results of operations.

•

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

•	Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•

Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets. In connection with any such foreclosure and our subsequent liquidation, our lenders would receive proceeds therefrom before our stockholders and, as a result, our stockholders may not receive any proceeds upon our liquidation.

•

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•

Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.

•	We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

•	Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•

may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•

may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•

generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	We may expose ourselves to risks if we engage in hedging transactions.

•	Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

•	We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.

•	The market price of our common stock may fluctuate significantly.

See “Risk Factors” beginning on page 15 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in our securities.

Leverage	We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities.

Available information	We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, by telephone at (914) 286-6800, or on our website at www.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)
Debt securities offering expenses borne by holders of common stock	—	%(4)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(5)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	5.69	%(6)
Interest payments on borrowed funds (including other costs of servicing debt securities)	2.74	%(7)
Other expenses	1.31	%(8)

Total annual expenses	9.74	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses.”

(4)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses. Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our Board of Directors determines that it is in the best interests of the Company and our stockholders, to issue debt securities. In the event we expect to issue debt securities within 12 months of a common stock offering, any prospectus supplement relating to such offering would include estimated expenses of a debt securities offering in “other expenses.”

(5)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(6)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 2.89%, which is calculated based on net assets of $813.3 million (rather than our gross assets, which were approximately $1.2 billion at March 31, 2012). Our base management fee under the investment advisory agreement is calculated at an annual rate of 2% of our gross assets, which includes borrowings for investment purposes ($361.5 million for purposes of the calculations in the table above) and excludes cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements) ($115.2 million for purposes of the calculations in the table above). See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

The incentive fee portion of our “management fees” is 2.80%, which is calculated based on our estimated payment of $22.8 million in incentive fees to our investment adviser over the next 12 months. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•

no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(7)	“Interest payments on borrowed funds (including other costs of servicing debt securities)” represent our estimated annual interest payments and other costs of servicing our borrowed funds and relate to borrowings under the Wells Fargo facility, the ING facility, the Sumitomo facility and our SBA-guaranteed debentures, as well as our unsecured senior convertible notes (the “Convertible Notes”) and any debt securities we may issue pursuant to this prospectus. Although we expect our borrowings to fluctuate throughout the year, this item is based on estimated average borrowings of approximately $550.3 million for the next twelve months. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

(8)	“Other expenses” are based on estimated amounts for the current fiscal year, which are higher than such actual expenses for the year ended September 30, 2011.

(9)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that none of our assets are cash or cash equivalents and that our annual operating expenses, including interest expenses, offering expenses and all other costs related to servicing our borrowings, would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$97	$286	$469	$899

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income portion of our incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our consolidated financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 and for the fiscal years ended September 30, 2008, 2009, 2010, and 2011, set forth below was derived from the audited consolidated financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The financial information at and for the six months ended March 31, 2012 and 2011 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	At and for the Six Months Ended		At and for the Year Ended				At September 30, 2007 and for the period February 15, 2007 through September 30, 2007
(dollars in thousands, except per share amounts)	March 31, 2012	March 31, 2011	September 30, 2011	September 30, 2010	September 30, 2009	September 30, 2008
Statement of Operations data:
Total investment income	$81,576	$55,036	$125,165	$70,538	$49,828	$33,219		$4,296
Base management fee, net	11,132	8,565	19,656	9,275	5,889	4,258		1,564
Incentive fee	10,945	7,653	16,782	10,756	7,841	4,118		—
All other expenses	17,061	8,206	23,080	7,483	4,736	4,699		1,773
Gain on extinguishment of convertible senior notes	1,341	—	1,480	—	—	—		—
Net investment income	43,779	30,612	67,127	43,024	31,362	20,144		959
Unrealized appreciation (depreciation) on interest rate swap	—	971	773	(773)	—	—		—
Realized loss on interest rate swap	—	—	(1,335)	—	—	—		—
Unrealized appreciation (depreciation) on investments	13,881	15,499	(7,299)	(1,054)	(10,795)	(16,948)		123
Realized gain (loss) on investments	(27,420)	(13,963)	(29,059)	(18,781)	(14,373)	62		—
Net increase in partners’ capital/net assets resulting from operations	30,240	33,119	30,207	22,416	6,194	3,258		1,082
Per share data:
Net asset value per common share at period end	$9.87	$10.68	$10.07	$10.43	$10.84	$13.02	$	N/A
Market price at period end	9.76	13.35	9.32	11.14	10.93	10.05		N/A
Net investment income	0.58	0.52	1.05	0.95	1.27	1.29		N/A
Net realized and unrealized loss on investments and interest rate swap	(0.18)	0.04	(0.58)	(0.46)	(1.02)	(1.08)		N/A
Net increase in partners’ capital/net assets resulting from operations	0.40	0.56	0.47	0.49	0.25	0.21		N/A
Dividends paid per share	0.61	0.64	1.28	0.99	1.20	0.61		N/A
Balance Sheet data at period end:
Total investments at fair value	$1,056,223	$939,749	$1,119,837	$563,821	$299,611	$273,759		$88,391
Cash and cash equivalents	115,178	38,556	67,644	76,765	113,205	22,906		17,654
Other assets	22,029	17,443	22,236	11,340	3,071	2,484		1,285
Total assets	1,193,430	995,749	1,209,717	651,926	415,887	299,149		107,330
Total liabilities	380,108	284,000	481,090	82,754	5,331	4,813		514
Total net assets	813,322	711,748	728,627	569,172	410,556	294,336		106,816
Other data:
Weighted average yield on debt investments(1)	12.4%	12.8%	12.4%	14.0%	15.7%	16.2%		16.8%
Number of investments at period end	67	55	65	38	28	24		10

(1)	Weighted average yield is calculated based upon our debt investments at the end of the period.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our securities. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our debt securities or warrants may decline, and you may lose part or all of your investment.

Risks Relating to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption over the past several years, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest modest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. In this regard, as a result of recent economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in nine of our portfolio companies as of March 31, 2012. Such modified terms include changes in payment-in-kind interest provisions and/or cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the recent economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders and have a material adverse effect on our results of operations.

The recent downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Risks Relating to Our Business and Structure

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our securities.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may create an incentive for our investment adviser to use more leverage to make investments on our behalf than would be the case in the absence of such arrangement. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Our Board of Directors reviews conflicts of interest in connection with its review of the performance of our investment adviser.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, which we have increasingly done over the years, you will experience increased risks of investing in our securities. We, through our SBIC subsidiary, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiary that are superior to the claims of our common stockholders. We also borrow under our credit facilities, have issued unsecured convertible senior notes and may issue debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

As of March 31, 2012, we, through our SBIC subsidiary, had $150.0 million of outstanding indebtedness guaranteed by the SBA, $87.5 million of outstanding indebtedness under our credit facilities and $124.0 million of outstanding unsecured convertible senior notes (the “Convertible Notes”). Our aggregate outstanding indebtedness at March 31, 2012 represented an increase of $89.2 million, or 33%, as compared to March 31, 2011, and our aggregate outstanding indebtedness at September 30, 2011 represented an increase of $390 million, or 534%, as compared to September 30, 2010. The debentures, our credit facilities and Convertible Notes require periodic payments of interest. The weighted average interest rate charged on our borrowings as of March 31, 2012 was 4.24% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2012 total assets of at least 1.28%. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of our SBIC subsidiary over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. If we are unable to meet the financial obligations under our credit facilities, the lenders under the credit facilities will have a superior to claim to our assets over our stockholders. If we are unable to meet the financial obligations under the Convertible Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on the outstanding Convertible Notes to be due and payable immediately.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, we have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-16.55%	-9.21%	-1.88%	5.46%	12.80%

(1)	Assumes $1,193.4 million in total assets, $361.5 million in debt outstanding, $813.3 million in net assets, and a weighted average interest rate of 4.22%. Actual interest payments may be different.

Substantially all of our assets are subject to security interests under secured credit facilities or claims of the SBA with respect to our SBA-guaranteed debentures and if we default on our obligations thereunder, we may suffer adverse consequences, including the lenders and/or the SBA foreclosing on our assets.

As of March 31, 2012, substantially all of our assets were pledged as collateral under our credit facilities or subject to a superior claim over our stockholders by the SBA. If we default on our obligations under these facilities or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. In connection with any such foreclosure and our subsequent liquidation, our lenders would receive proceeds therefrom before our stockholders and, as a result, our stockholders may not receive any proceeds upon our liquidation. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our credit facilities, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the credit facilities.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to issue additional equity securities, we cannot assure you that equity financing will be available to us on favorable terms, or at all. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our chief executive officer and managing partner of our investment adviser, is the managing partner of Fifth Street Capital LLC, a private investment firm. Additionally, Mr. Berman, our president, chief compliance officer and secretary, Mr. Frank, our chief financial officer, and Mr. Dimitrov, our chief investment officer, are also partners of our investment adviser. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and the holders of our securities could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. See “— Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock” for a discussion of a proposal approved by our stockholders that permits us to issue warrants, options or rights to acquire our common stock at a price below the current net asset value per share.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have an adverse effect on our operations.

On February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA. In addition, on May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures.

Any failure to comply with SBA regulations could have an adverse effect on our operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans typically contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we determine to do so, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest.

Our wholly-owned SBIC subsidiary may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have identified deficiencies in our internal control over financial reporting from time to time. Future control deficiencies could prevent us from accurately and timely reporting our financial results.

We have identified deficiencies in our internal control over financial reporting from time to time, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our failure to identify deficiencies in our internal control over financial reporting in a timely manner or remediate any deficiencies, or the identification of material weaknesses or significant deficiencies in the future could prevent us from accurately and timely reporting our financial results.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;

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may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and as a result may lose part or all of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

We have made, and may in the future make, unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of small and mid-sized companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

Our investments in portfolio companies that operate in the healthcare sector represent approximately 30% of our total portfolio. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

We generally do not and will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we have made in the past and may make in the future direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our credit facilities from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “— Changes in interest rates may affect our cost of capital and net investment income.”

Risks Relating to Our Securities

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of our securities may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	inability to obtain any exemptive relief that may be required by us from the SEC;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, business development companies and SBICs;

•	loss of our business development company or RIC status or our SBIC subsidiary’s status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment adviser’s key personnel; and

•	general economic trends and other external factors.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock with certain exceptions. One such exception is prior stockholder approval of issuances of securities to subscribe to, convert to or purchase shares of our common stock even if the subscription, conversion or purchase price per share of our common stock is below the net asset value per share of our common stock at the time of any such subscription, conversion or purchase. At our 2011 annual meeting of stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration. Any decision to sell securities to subscribe to, convert to, or purchase shares of our common stock will be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests. If we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise or conversion would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the table below illustrates the impact on the net asset value per common share of a business development company that would be experienced upon the exercise of a warrant to acquire shares of common stock of the business development company.

Example of Impact of Exercise of Warrant to Acquire Common Stock on Net Asset Value Per Share

The example assumes that the business development company has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities at the time of the exercise of the warrant. As a result, the net asset value and net asset value per common share of the business development company are $10,000,000 and $10.00, respectively.

Further, the example assumes that the warrant permits the holder thereof to acquire 250,000 common shares under the following three different scenarios: (i) with an exercise price equal to a 10% premium to the business development company’s net asset value per share at the time of exercise, or $11.00 per share, (ii) with an exercise price equal to the business development company’s net asset value per share at the time of exercise, or $10.00 per share, and (iii) with an exercise price equal to a 10% discount to the business development company’s net asset value per share at the time of exercise, or $9.00 per share.

Warrant Exercise Price	Net Asset Value Per Share Prior To Exercise	Net Asset Value Per Share After Exercise
10% premium to net asset value per common share	$10.00	$10.20
Net asset value per common share	$10.00	$10.00
10% discount to net asset value per common share	$10.00	$9.80

Although have we chosen to demonstrate the impact on the net asset value per common share of a business development company that would be experienced by existing stockholders of the business development company upon the exercise of a warrant to acquire shares of common stock of the business development company, the results noted above would be similar in connection with the exercise or conversion of other securities exercisable or convertible into shares of the business development company’s common stock. In addition, the example does not take into account the impact of other securities that may be issued in connection with the issuance of exercisable or convertible securities (e.g., the issuance of shares of common stock in conjunction with the issuance of warrants to acquire shares of common stock).

Risks Related to Our Convertible Senior Notes

Our stockholders may experience dilution upon the conversion of our convertible senior notes.

Our convertible senior notes are convertible into shares of our common stock beginning January 1, 2016 or, under certain circumstances, earlier. Upon conversion, we must deliver shares of our common stock. The conversion rate of our convertible senior notes was initially, and currently is, 67.7415 shares of our common stock per $1,000 principal amount of our convertible senior notes (equivalent to a conversion price of approximately $14.76 per share of common stock), subject to adjustment in certain circumstances. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $115.0 million convertible debt currently outstanding is 7,790,273. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible senior notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not have, or have the ability to raise, the funds necessary to repurchase our convertible senior notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our convertible senior notes.

Holders of our convertible senior notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of convertible senior notes surrendered therefor. In addition, our ability to repurchase our convertible senior notes or deliver shares of our common stock upon conversions of the convertible senior notes may be limited by law, by regulatory authority or by agreements governing our indebtedness, including our credit facilities. In this regard, the ING facility prohibits us from repurchasing our convertible senior notes in certain circumstances upon the occurrence of a fundamental change. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the convertible senior notes or to deliver any shares of our common stock deliverable on future conversions of the convertible senior notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our convertible senior notes.

Provisions of our convertible senior notes could discourage an acquisition of us by a third party.

Certain provisions of our convertible senior notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our convertible senior notes will have the right, at their option, to require us to repurchase all or a portion of their convertible senior notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the convertible senior notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

Certain adverse consequences could result if our convertible senior notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.

Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our convertible senior notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Internal Revenue Code (the “Code”), such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our convertible senior notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.

We do not believe that our convertible senior notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our convertible senior notes will not be so treated.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our convertible senior notes reduced our earnings per share on a fully diluted basis for our fiscal year ended September 30, 2011 and fiscal quarter ended March 31, 2012, and, to the extent such notes remain outstanding, may continue to have such an effect on our earnings per share on a fully diluted basis. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the price or value of our securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies, RICs and SBICs.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our securities to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings, including borrowings under the Wells Fargo facility, ING facility and Sumitomo facility, and to repurchase the Convertible Notes. The Wells Fargo facility has a maturity date of April 25, 2016 and bears interest at a rate of LIBOR plus 2.75% per annum with no LIBOR floor. The ING facility has a maturity date of February 29, 2016 and bears interest at a rate of LIBOR plus 3.25% per annum with no LIBOR floor, or, when the facility is drawn more than 35%, LIBOR plus 3.0% per annum with no LIBOR floor. The Sumitomo facility has a maturity date of September 16, 2018 and bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor. The Convertible Notes mature on April 1, 2016, unless previously converted or repurchased in accordance with their terms, and bear interest at a rate of 5.375% per annum. If the repurchase and cancellation of any Convertible Notes provides us with a net gain on extinguishment of debt, such net gain will be included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within six to twelve months. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to an Offering of our Securities — We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock traded on the New York Stock Exchange under the symbol “FSC” until November 28, 2011. On November 28, 2011, our common stock began trading on the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table sets forth, for each fiscal quarter during the last two most recently completed fiscal years and for the current fiscal year through July 26, 2012, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange and NASDAQ Global Select Market, as applicable, the premium (discount) of sales price to our net asset value (NAV) and the dividends declared by us for each fiscal quarter.

		Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Dividend per Share(3)
	NAV(1)	High	Low
Year ended September 30, 2010
First Quarter	$10.82	$10.99	$9.35	2%	(14)%	$0.27
Second Quarter.	$10.70	$12.13	$10.45	13%	(2)%	$0.30
Third Quarter	$10.43	$13.64	$10.49	31%	1%	$0.32
Fourth Quarter	$10.43	$11.30	$9.79	8%	(6)%	$0.42
Year ending September 30, 2011
First Quarter	$10.44	$12.35	$10.94	19%	5%	$0.3198	(4)
Second Quarter	$10.68	$13.95	$11.83	31%	11%	$0.3198
Third Quarter	$10.72	$13.45	$11.42	25%	7%	$0.3198
Fourth Quarter	$10.07	$11.84	$8.38	18%	(17)%	$0.3198
Year ending September 30, 2012
First Quarter	$9.89	$10.24	$8.60	4%	(13)%	$0.2874
Second Quarter	$9.87	$10.60	$9.54	7%	(3)%	$0.2874(5)
Third Quarter	*	$10.00	$8.99	*	*	$0.2874(6)
Fourth Quarter (through July 26, 2012)	*	$10.37	$9.93	*	*	*

*	Not determinable at the time of filing.

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price less net asset value, divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis.

(5)	On February 7, 2012, our Board of Directors declared the following monthly dividends: $0.0958 per share, payable on April 30, 2012 to stockholders of record on April 13, 2012; $0.0958 per share, payable on May 31, 2012 to stockholders of record on May 15, 2012; and $0.0958 per share, payable on June 29, 2012 to stockholders of record on June 15, 2012.

(6)	On May 7, 2012, our Board of Directors declared the following dividends: $0.0958 per share, payable on July 31, 2012 to stockholders of record on July 13, 2012; $0.0958 per share, payable on August 31, 2012 to stockholders of record on August 15, 2012; and $0.0958 per share, payable on September 28, 2012 to stockholders of record on September 14, 2012.

The last reported price for our common stock on July 26, 2012 was $10.15 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in June 2008, our shares of common stock have at times traded at prices significantly less than our net asset value.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

On May 7, 2012, our Board of Directors authorized a stock repurchase program to acquire up to $30 million of our outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as our management deems appropriate, provided that the price is below the most recent net asset value per share. As of the date of this prospectus, we have not made any stock repurchases under this program. Unless extended by our Board of Directors, the stock repurchase program will expire on May 7, 2013 and may be limited or terminated at any time without prior notice.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus. Although our earnings have generally increased in recent periods, our ratio of earnings to fixed charges has decreased due to greater levels of borrowing.

	For The Six Months Ended March 31, 2012	For The Year Ended September 30, 2011	For The Year Ended September 30, 2010	For The Year Ended September 30, 2009	For The Year Ended September 30, 2008	For The Period February 15, 2007 through September 30, 2007
Earnings to Fixed Charges(1)	3.67	3.00	12.65	10.74	4.55	3.07

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our stock was listed on the New York Stock Exchange until November 28, 2011 when the Company transferred the listing to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC”.

Current Market Conditions

Since mid-2007, the global financial markets have experienced stress, volatility, illiquidity and disruption. This turmoil appears to have peaked in the fall of 2008, resulting in several major financial institutions becoming insolvent, being acquired, or receiving government assistance. While the turmoil in the financial markets appears to have abated somewhat, the global economy continues to experience economic uncertainty. Economic uncertainty impacts our business in many ways, including changing spreads, structures and purchase multiples as well as the overall supply of investment capital.

Despite the economic uncertainty, our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

As evidenced by our recent investment activities, we expect to grow the business in part by increasing the average investment size when and where appropriate. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2012, September 30, 2011, and September 30, 2010, was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and our consistently applied valuation process.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide us with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith. We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

The portions of our portfolio valued, as a percentage of the portfolio at fair value, by independent valuation firms by period were as follows:

For the quarter ended December 31, 2007	91.9%
For the quarter ended March 31, 2008	92.1%
For the quarter ended June 30, 2008	91.7%
For the quarter ended September 30, 2008	92.8%
For the quarter ended December 31, 2008	100.0%
For the quarter ended March 31, 2009	88.7	%(1)
For the quarter ended June 30, 2009	92.1%
For the quarter ended September 30, 2009	28.1%
For the quarter ended December 31, 2009	17.2	%(2)
For the quarter ended March 31, 2010	26.9%
For the quarter ended June 30, 2010	53.1%
For the quarter ended September 30, 2010	61.8%
For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%
For the quarter ended December 31, 2011	89.1%
For the quarter ended March 31, 2012	87.3%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on December 31, 2009, and therefore was not part of the independent valuation process

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not part of the independent valuation process

As of March 31, 2012, September 30, 2011 and September 30, 2010, approximately 88.5%, 92.6% and 86.5%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business. Certain fees, such as some origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan. As of March 31, 2012, we had structured $6.4 million in aggregate exit fees across 9 portfolio investments upon the future exit of those investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in our annual report on Form 10-K for the year ended September 30, 2011. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our consolidated financial statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $27.2 million and represented 2.6% of the fair value of our portfolio of investments as of March 31, 2012, $22.7 million or 2.0% as of September 30, 2011 and $19.3 million or 3.4% as of September 30, 2010. The net increase in loan balances as a result of contracted PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company and generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	March 31, 2012	September 30, 2011
Cost:
First lien debt	69.54%	77.05%
Second lien debt	12.06%	13.97%
Subordinated debt	16.31%	7.40%
Purchased equity	1.39%	0.97%
Equity grants	0.51%	0.53%
Limited partnership interests	0.19%	0.08%

Total	100.00%	100.00%

	March 31, 2012	September 30, 2011
Fair value:
First lien debt	69.70%	78.14%
Second lien debt	11.58%	12.80%
Subordinated debt	16.21%	7.25%
Purchased equity	1.77%	1.12%
Equity grants	0.54%	0.60%
Limited partnership interests	0.20%	0.09%

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments were as follows:

	March 31, 2012	September 30, 2011
Cost:
Healthcare services	13.67%	19.65%
Healthcare equipment	7.67%	6.16%
Internet software & services	6.85%	3.79%
Diversified support services	6.84%	4.80%
Oil & gas equipment & services	5.64%	7.11%
Construction & engineering	4.12%	3.74%
Pharmaceuticals	3.73%	2.36%
Leisure facilities	3.40%	3.29%
Electronic equipment & instruments	3.29%	3.01%
Specialty stores	3.18%	2.99%
Diversified financial services	3.00%	1.15%
Education services	2.89%	2.57%
Apparel, accessories & luxury goods	2.81%	2.68%
Household products	2.75%	2.70%
Advertising	2.70%	1.72%
Home improvement retail	2.57%	2.42%
IT consulting & other services	2.34%	4.23%

	March 31, 2012	September 30, 2011
Restaurants	2.18%	1.21%
Integrated telecommunication services	2.05%	2.25%
Industrial machinery	1.93%	0.90%
Electronic manufacturing services	1.85%	1.75%
Human resources & employment services	1.85%	1.77%
Auto parts & equipment	1.77%	1.63%
Distributors	1.75%	1.61%
Air freight & logistics	1.70%	1.56%
Environmental & facilities services	1.66%	1.41%
Food distributors	1.40%	1.80%
Research & consulting services	1.32%	0.00%
Leisure products	1.30%	1.17%
Construction materials	0.63%	0.58%
Housewares & specialties	0.49%	0.46%
Building products	0.45%	0.58%
Multi-sector holdings	0.20%	0.09%
Movies & entertainment	0.02%	0.02%
Fertilizers & agricultural chemicals	0.00%	2.49%
Healthcare technology	0.00%	1.77%
Trucking	0.00%	1.48%
Data processing & outsourced services	0.00%	1.10%

Total	100.00%	100.00%

Fair Value:
Healthcare services	14.25%	20.67%
Healthcare equipment	7.86%	6.42%
Diversified support services	7.11%	5.02%
Internet software & services	7.10%	3.91%
Oil & gas equipment & services	5.80%	7.38%
Pharmaceuticals	3.87%	2.46%
Leisure facilities	3.52%	3.43%
Specialty stores	3.34%	3.14%
Electronic equipment & instruments	3.34%	3.11%
Diversified financial services	3.05%	1.19%
Education services	3.02%	2.69%
Apparel, accessories & luxury goods	3.02%	3.00%
Household products	2.80%	2.67%
Advertising	2.79%	1.80%
Construction & engineering	2.69%	3.20%
IT consulting & other services	2.43%	4.42%
Home improvement retail	2.36%	2.46%
Environmental & facilities services	2.23%	1.78%
Integrated telecommunication services	2.12%	2.36%
Restaurants	2.04%	1.06%
Industrial machinery	2.04%	0.97%
Human resources & employment services	1.95%	1.87%
Distributors	1.84%	1.69%
Auto parts & equipment	1.82%	1.70%
Food distributors	1.46%	1.88%
Air freight & logistics	1.42%	1.54%
Research & consulting services	1.37%	0.00%
Leisure products	1.34%	1.22%
Electronic manufacturing services	0.71%	0.77%
Construction materials	0.67%	0.61%
Building products	0.26%	0.43%

	March 31, 2012	September 30, 2011
Multi-sector holdings	0.21%	0.11%
Housewares & specialties	0.15%	0.23%
Movies & entertainment	0.02%	0.02%
Data processing & outsourced services	0.00%	0.31%
Fertilizers & agricultural chemicals	0.00%	2.61%
Healthcare technology	0.00%	1.87%

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•

Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new investments are initially ranked 2.

•

Investment Ranking 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a ranking of 3 may be out of compliance with financial covenants.

•

Investment Ranking 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•

Investment Ranking 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a ranking of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment ranking scale at fair value, as of March 31, 2012 and September 30, 2011:

	March 31, 2012			September 30, 2011
	Fair Value	Percentage of Total Portfolio	Leverage Ratio	Fair Value	Percentage of Total Portfolio	Leverage Ratio
1	$82,607	7.82%	2.73	$81,335	7.26%	3.16
2	950,996	90.04%	3.91	1,021,990	91.26%	3.87
3	5,102	0.48%	NM(1)	8,660	0.77%	NM(1)
4	10,918	1.03%	NM(1)	—	0.00%	—
5	6,600	0.63%	NM(1)	7,852	0.71%	NM(1)

Total	$1,056,223	100.00%	3.82	$1,119,837	100.00%	3.82

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of March 31, 2012, we had modified the payment terms of our investments in 9 portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of March 31, 2012, we had stopped accruing cash and/or PIK interest and original issue discount (“OID”) on four investments, three of which had not paid all of their scheduled cash interest payments for the period ended March 31, 2012. As of March 31, 2011, we had stopped accruing cash interest, PIK interest and OID on three investments that had not paid all of their scheduled cash interest payments for the period ended March 31, 2011.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentage of our portfolio investments at cost and fair value by accrual status as of March 31, 2012, September 30, 2011 and March 31, 2011 was as follows:

	March 31, 2012				September 30, 2011				March 31, 2011
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,027,219	95.23%	$1,038,705	98.34%	$1,116,762	96.60%	$1,111,986	99.30%	$916,768	96.18%	$931,796	99.15%
PIK non-accrual	15,637	1.45%	3,082	0.29%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Cash non-accrual	35,841	3.32%	14,436	1.37%	39,320	3.40%	7,851	0.70%	36,425	3.82%	7,953	0.85%

Total	$1,078,697	100.00%	$1,056,223	100.00%	$1,156,082	100.00%	$1,119,837	100.00%	$953,193	100.00%	$939,749	100.00%

The non-accrual status of our portfolio investments as of March 31, 2012, September 30, 2011 and March 31, 2011 was as follows:

	March 31, 2012	September 30, 2011	March 31, 2011
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
MK Network, LLC(1)	—	—	Cash non-accrual
O’Currance, Inc.(1)	—	Cash non-accrual	—
Premier Trailer Leasing, Inc.(1)	—	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	Cash non-accrual	—
Rail Acquisition Corp.	PIK non-accrual	—	—
Traffic Control & Safety Corp. — Second Lien & Subordinated Term Loans	Cash non-accrual	—	—

(1)	We no longer hold this investment. See “— Discussion and Analysis of Results and Operations — Comparison of the three and six months ended March 31, 2012 and March 31, 2011 — Realized Gain (Loss) on Investments and Interest Rate Swaps” for a discussion of our recent realization events.

Income non-accrual amounts related to the above investments for the three and six months ended March 31, 2012 and March 31, 2011 were as follows:

	Three months ended March 31, 2012	Three months ended March 31, 2011	Six months ended March 31, 2012	Six months ended March 31, 2011
Cash interest income	$967	$1,460	$2,157	$3,566
PIK interest income	1,217	146	2,044	387
OID income	6	30	96	60

Total	$2,190	$1,636	$4,297	$4,013

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio and interest rate swap.

Comparison of the three and six months ended March 31, 2012 and March 31, 2011

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, equity structuring fees, exit fees, prepayment fees and waiver fees. Other investment income consists primarily of dividend income received from certain of our equity investments.

Total investment income for the three months ended March 31, 2012 and March 31, 2011 was $42.1 million and $29.7 million, respectively. For the three months ended March 31, 2012, this amount primarily consisted of $32.0 million of interest income from portfolio investments (which included $2.9 million of PIK interest) and $10.1 million of fee income. For the three months ended March 31, 2011, this amount primarily consisted of $25.8 million of interest income from portfolio investments (which included $3.5 million of PIK interest) and $3.9 million of fee income.

Total investment income for the six months ended March 31, 2012 and March 31, 2011 was $81.6 million and $55.0 million, respectively. For the six months ended March 31, 2012, this amount primarily consisted of $65.5 million of interest income from portfolio investments (which included $6.3 million of PIK interest) and $16.0 million of fee income. For the six months ended March 31, 2011, this amount primarily consisted of $46.6 million of interest income from portfolio investments (which included $6.6 million of PIK interest) and $8.4 million of fee income.

The increase in our total investment income for the three and six months ended March 31, 2012 as compared to the three and six months ended March 31, 2011 was primarily attributable to a higher average level of outstanding debt investments, which was principally due to a net increase of seven debt investments in our portfolio and fee income related to debt payoffs, partially offset by amortization payments received and a decrease in the weighted average yield on our debt investments from 12.84% to 12.37% during the year-over-year period.

Expenses

Expenses for the three months ended March 31, 2012 and March 31, 2011 were $19.3 million and $13.1 million, respectively. Expenses increased for the three months ended March 31, 2012 as compared to the three months ended March 31, 2011 by $6.2 million. This was due primarily to increases in:

•	Base management fee, which was attributable to a 12.4% increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;

•	Incentive fee, which was attributable to a 37.7% increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to an 86.2% increase in weighted average debt outstanding for the year-over-year period.

Expenses for the six months ended March 31, 2012 and March 31, 2011 were $39.1 million and $24.4 million, respectively. Expenses increased for the six months ended March 31, 2012 as compared to the six months ended March 31, 2011 by $14.7 million. This was due primarily to increases in:

•	Base management fee, which was attributable to the increase in the fair value of the investment portfolio discussed above;

•	Incentive fee, which was attributable to a 43.0% increase in pre-incentive fee net investment income for the year-over-year period; and

•

Interest expense, which was attributable to an 162.8% increase in weighted average debt outstanding for the year-over-year period. The significant increase in debt outstanding for the three and six months ended March 31, 2012 as compared to the three and six months ended March 31, 2011 is attributable to our ability to obtain attractively priced debt to finance our investment operations.

Gain on Extinguishment of Convertible Senior Notes

During the three and six months ended March 31, 2012, we repurchased $0.5 million and $11.0 million, respectively, of our Convertible Notes in the open market and surrendered them to the Trustee for cancellation. The aggregate purchase price of these Convertible Notes was $9.4 million because they were trading at a discount due to what we believe were volatile market conditions. As such, we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt we recorded was $1.3 million for the six months ended March 31, 2012. Because this net gain was included in the amount that must be distributed to our stockholders in order for us to maintain our RIC status and is classified as a component of net investment income in our Consolidated Statements of Operations, such net gain was included in “Pre-Incentive Fee Net Investment Income” for purposes of the payment of the income incentive fee to the investment adviser under our investment advisory agreement. We believe that paying an incentive fee on this type of net gain is permissible under, and contemplated by, our investment advisory agreement, but because such a fee was not specifically detailed in the investment advisory agreement, we intend to seek the approval of our Board of Directors to pay such a fee in the future and ratify the payment of such fees we have already paid. If approved by our Board of Directors, this type of net gain, and corresponding income incentive fee, may occur again in the future. If our Board of Directors does not approve or ratify the payment of such fees, our investment adviser has agreed to cease charging such fees and reimburse such fees already paid.

Net Investment Income

As a result of the $12.4 million increase in total investment income as compared to the $6.2 million increase in total expenses, net investment income for the three months ended March 31, 2012 reflected a $6.2 million, or 37.7%, increase compared to the three months ended March 31, 2011.

As a result of the $26.6 million increase in total investment income and the $1.3 million gain on extinguishment of debt, as compared to the $14.7 million increase in total expenses, net investment income for the six months ended March 31, 2012 reflected a $13.2 million, or 43.0%, increase compared to the six months ended March 31, 2011.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the six months ended March 31, 2012, we recorded investment realization events, including the following:

•

In November 2011, we recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on our investment in Premier Trailer Leasing, Inc.;

•

In November 2011, we received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and we received an additional $1.3 million proceeds from our equity investment, realizing a gain of $0.8 million;

•

In December 2011, we received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In December 2011, we received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2011, we received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2011, we sold $4.0 million of our $10.0 million debt investment in Bojangles and no realized gain or loss was recorded on this transaction;

•	In December 2011, we sold $2.0 million of our $11.5 million debt investment in US Collections, Inc. and no realized gain or loss was recorded on this transaction;

•

In January 2012, we received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In February 2012, we received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and we recorded a realized loss in the amount of $10.7 million on this transaction;

•

In February 2012, we received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, we received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, we received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, we received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction; and

•

In March 2012, we received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par (including associated fees) and no realized gain or loss was recorded on this transaction.

During the six months ended March 31, 2011, we recorded investment realization events, including the following:

•

In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50; and

•

In March 2011, we received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50.

Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three months ended March 31, 2012, we recorded net unrealized appreciation of $8.0 million. This consisted of $10.6 million of net reclassifications from unrealized depreciation to realized losses on our investments and $0.4 million of net unrealized appreciation on equity investments, offset by $3.0 million of net unrealized depreciation on debt investments. During the three months ended March 31, 2011, we recorded net unrealized depreciation of $0.4 million. This consisted of $1.4 million of net unrealized depreciation of equity investments, offset by $0.2 million of net unrealized appreciation on debt investments, $0.6 million of net reclassifications from unrealized depreciation to realized losses and $0.2 million of net unrealized appreciation on our interest rate swap.

During the six months ended March 31, 2012, we recorded net unrealized appreciation of $13.9 million. This consisted of $27.7 million of net reclassifications from unrealized depreciation to realized losses on our investments and $1.8 million of net unrealized appreciation on equity investments, offset by $15.6 million of net unrealized depreciation on debt investments. During the six months ended March 31, 2011, we recorded net unrealized appreciation of $16.5 million. This consisted of $10.9 million of net reclassifications from unrealized depreciation to realized losses on our investments, $5.7 million of net unrealized appreciation on debt investments and $1.0 million of net unrealized appreciation on our interest rate swap, offset by $1.1 million of net unrealized depreciation on equity investments.

Comparison of years ended September 30, 2011 and September 30, 2010

Total Investment Income

Total investment income for the years ended September 30, 2011 and September 30, 2010 was $125.2 million and $70.5 million, respectively. For the year ended September 30, 2011, this amount primarily consisted of $108.3 million of interest income from portfolio investments (which included $13.7 million of PIK interest) and $16.7 million of fee income. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest) and

$6.0 million of fee income. For the year ended September 30, 2011, PIK interest increased by approximately 37% due primarily to the year-over-year growth in our debt investments, including debt investments generating PIK interest. For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments”. Notwithstanding this fact, PIK interest decreased as a percentage of our total interest income from 15.6% for 2010 to 12.7% for 2011.

The increase in our total investment income for the year ended September 30, 2011 as compared to the year ended September 30, 2010 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 21 debt investments in our portfolio, partially offset by scheduled amortization repayments received and other debt payoffs and a decrease in the weighted average yield of our debt investments during the year over year period.

Expenses

Expenses for the years ended September 30, 2011 and September 30, 2010 were $59.5 million and $27.5 million, respectively. Expenses increased for the year ended September 30, 2011 as compared to the year ended September 30, 2010 by $32.0 million. This was due primarily to increases in:

•

Base management fee, which was attributable to a 98.6% increase in the fair value of the investment portfolio during the year due to an increase in new investment originations, partially offset by our investment advisor’s decision to permanently waive the base management fee on cash and cash equivalents beginning for the quarter ended March 31, 2010;

•	Incentive fee, which was attributable to a 56.0% increase in pre-incentive fee net investment income for the year-over-year period; and

•

Interest expense, which was attributable to a 995.7% increase in weighted average debt outstanding for the year-over-year period. The significant increase in interest expense for the year ended September 30, 2011 as compared to the year ended September 30, 2010 is attributable to our ability to obtain attractively priced debt to finance our investment operations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Borrowings” for additional information regarding the terms of our borrowings. We intend to continue to use leverage to finance our investments when we expect that the returns derived from our debt-financed investments will exceed the costs of our debt and within the parameters discussed elsewhere in this prospectus, including the 200% asset coverage test applicable to us as a business development company and our targeted debt to targeted debt to equity ratio (excluding SBA debentures) of 0.6x. As a result, we expect that our interest expense will continue to increase in future periods, although not at the same pace as experienced during the year ended September 30, 2011, and such interest expense will be offset by the investment income generated by the investments financed with the related debt.

Gain on Extinguishment of Convertible Senior Notes

During the year ended September 30, 2011, we repurchased $17.0 million of our Convertible Notes in the open market and surrendered them to the Trustee for cancellation. The aggregate purchase price of these Convertible Notes was $15.1 million. As such we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt we recorded was $1.5 million.

Net Investment Income

As a result of the $54.6 million increase in total investment income as compared to the $32.0 million increase in total expenses, net investment income for the year ended September 30, 2011 reflected a $24.1 million, or 56.0%, increase compared to the year ended September 30, 2010.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2011, we recorded investment realization events, including the following:

•

In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

•

In March 2011, we received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50;

•

In March and April 2011, we received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, we recorded a realized loss on this investment in the amount of $14.1 million;

•

In July 2011, we received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In July 2011, we received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

•

In September 2011, we received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•	In September 2011, we received a cash payment of $0.1 million in connection with the sale of our investment in CPAC, Inc. We recorded a realized loss on this investment in the amount of $1.0 million.

During the year ended September 30, 2010, we recorded investment realization events, including the following:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2011, we recorded net unrealized depreciation of $6.5 million. This consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on our investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments. During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments.

Comparison of years ended September 30, 2010 and September 30, 2009

Total Investment Income

Total investment income for the years ended September 30, 2010 and September 30, 2009 was $70.5 million and $49.8 million, respectively. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest), and $6.0 million of fee income. For the year ended September 30, 2009, this amount primarily consisted of $46.0 million of interest income from portfolio investments (which included $7.4 million of PIK interest), and $3.5 million of fee income.

The increase in our total investment income for the year ended September 30, 2010 as compared to the year ended September 30, 2009 was primarily attributable to a net increase of eight debt investments in our portfolio in the year-over-year period, partially offset by scheduled amortization repayments received and other debt payoffs during the same period.

Expenses

Expenses (net of the permanently waived portion of the base management fee) for the years ended September 30, 2010 and September 30, 2009 were $27.5 million and $18.4 million, respectively. Expenses increased for the year ended September 30, 2010 as compared to the year ended September 30, 2009 by $9.1 million. This was due primarily to increases in:

•

Base management fee, which was attributable to a 88.2% increase in the fair value of the investment portfolio during the year, partially offset by our investment advisor’s decision to permanently waive the base management fee on cash and cash equivalents beginning for the quarter ended March 31, 2010;

•	Incentive fee, which was attributable to a 37.2% increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to a 350.1% increase in weighted average debt outstanding for the year-over-year period.

Net Investment Income

As a result of the $20.7 million increase in total investment income as compared to the $9.1 million increase in total expenses, net investment income for the year ended September 30, 2010 reflected a $11.6 million, or 37.2%, increase compared to the year ended September 30, 2009.

Realized Gain (Loss) on Investments and Interest Rate Swap

During the year ended September 30, 2010, we recorded investment realization events, including the following:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009, we exited our investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on our investment in CPAC, Inc. in connection with our determination that the investment was permanently impaired based on, among other things, our analysis of changes in the portfolio company’s business operations and prospects.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments. During the year ended September 30, 2009, we recorded net unrealized depreciation of $10.8 million. This consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation).

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the six months ended March 31, 2012, we experienced a net increase in cash and cash equivalents of $47.5 million. During that period, we had $94.8 million of cash provided by operating activities, primarily from $265.3 million of principal payments, PIK payments and sale proceeds received and $43.8 million of net investment income, offset by the funding of $204.3 million of investments and net revolvers. During the same period cash used by financing activities was $47.3 million, primarily consisting of $90.5 million of net repayments under our credit facilities, $45.4 million of cash dividends paid, $9.4 million of net repurchases of our convertible senior notes and $2.0 million of deferred financing costs paid, partially offset by $100.7 million of proceeds from the issuance of our common stock.

For the six months ended March 31, 2011, we experienced a net decrease in cash and cash equivalents of $38.2 million. During that period, we used $342.6 million of cash in operating activities, primarily for the funding of $452.7 million of investments and net revolvers, partially offset by $79.1 million of principal payments and PIK payments received and $30.6 million of net investment income. During the same period, cash provided by financing activities was $304.4 million, primarily consisting of $134.0 million of net borrowings under our credit facilities, $65.3 million of SBA borrowings and $143.9 million of proceeds from the issuance of our common stock, partially offset by $34.0 million of cash dividends paid and $4.3 million of deferred financing costs paid.

For the year ended September 30, 2011, we experienced a net decrease in cash and cash equivalents of $9.1 million. During that period, we used $517.9 million of cash in operating activities, primarily for the funding of $703.5 million of investments and net revolvers, partially offset by $120.4 million of principal and PIK payments received and $67.1 million of net investment income. During the same period cash provided by financing activities was $508.8 million, primarily consisting of $206.8 million of proceeds from issuances of our common stock, $77.0 million of SBA borrowings, $136.9 million of proceeds from the issuance of our convertible senior notes (net of repurchases) and $178.0 million of net borrowings under our credit facilities, partially offset by $76.7 million of cash dividends paid, $0.8 million of offering costs paid and $12.4 million of deferred financing costs paid.

As of March 31, 2012, we had $115.2 million in cash and cash equivalents, portfolio investments (at fair value) of $1.06 billion, $6.8 million of interest and fees receivable, $150.0 million of SBA debentures payable, $87.5 million of borrowings outstanding under our credit facilities, $124.0 million of convertible senior notes payable and unfunded commitments of $94.4 million.

As of September 30, 2011, we had $67.6 million in cash and cash equivalents, portfolio investments (at fair value) of $1.12 billion, $6.8 million of interest and fees receivable, $150.0 million of SBA debentures payable, $178.0 million of borrowings outstanding under our credit facilities, $135.0 million of convertible senior notes payable and unfunded commitments of $108.8 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of March 31, 2012, we were in compliance with this requirement. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, through a wholly-owned subsidiary, we sought and obtained a license from the SBA to operate an SBIC. In this regard, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2012, our SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to our SBIC subsidiary in the amount of $150 million, and $150.0 million of SBA debentures were outstanding as of March 31, 2012 that had a fair value of $126.2 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount (in thousands)	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

We have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

We have also submitted an application to the SBA for a second SBIC license. On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with this application. If approved, this license would provide us with the capability to issue an additional $75 million of SBA-guaranteed debentures beyond the $150 million of SBA-guaranteed debentures we, through our wholly-owned subsidiary, currently have the ability to issue. However, there are no assurances that we will be successful in obtaining a second SBIC license from the SBA. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

Significant capital transactions that occurred since October 1, 2010

The following table reflects the dividend distributions per share that our Board of Directors has declared and we have paid, including shares issued under our DRIP, on our common stock since October 1, 2010:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
November 30, 2010	January 4, 2011	January 31, 2011	$0.1066	$5.4 million	36,038	$0.5 million
November 30, 2010	February 1, 2011	February 28, 2011	0.1066	5.4 million	29,072	0.4 million
November 30, 2010	March 1, 2011	March 31, 2011	0.1066	6.5 million	43,766	0.6 million
January 30, 2011	April 1, 2011	April 29, 2011	0.1066	6.5 million	45,193	0.6 million
January 30, 2011	May 2, 2011	May 31, 2011	0.1066	6.5 million	48,870	0.6 million
January 30, 2011	June 1, 2011	June 30, 2011	0.1066	6.5 million	55,367	0.6 million
May 2, 2011	July 1, 2011	July 29, 2011	0.1066	7.1 million	58,829	0.6 million
May 2, 2011	August 1, 2011	August 31, 2011	0.1066	7.1 million	64,431	0.6 million

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
May 2, 2011	September 1, 2011	September 30, 2011	$0.1066	$7.2 million	52,487		$0.5 million
August 1, 2011	October 14, 2011	October 31, 2011	0.1066	7.3 million	40,388	(1)	0.4 million
August 1, 2011	November 15, 2011	November 30, 2011	0.1066	7.3 million	43,034	(1)	0.4 million
August 1, 2011	December 13, 2011	December 23, 2011	0.1066	7.3 million	43,531	(1)	0.4 million
November 10, 2011	January 13, 2012	January 31, 2012	0.0958	6.6 million	29,902	(1)	0.3 million
November 10, 2011	February 15, 2012	February 29, 2012	0.0958	7.4 million	45,071		0.4 million
November 10, 2011	March 15, 2012	March 30, 2012	0.0958	7.5 million	42,071	(1)	0.4 million
February 7, 2012	April 13, 2012	April 30, 2012	0.0958	7.3 million	43,531	(1)	0.4 million

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2010 through March 31, 2012:

Date	Transaction	Shares	Share Price		Gross Proceeds
December 2010	At-the-market offering	429,110	$11.87	(3)	$5.1 million
February 4, 2011	Public offering(1)	11,500,000	12.65		145.5 million
June 24, 2011	Public offering(2)	5,558,469	11.72		65.1 million
January 26, 2012	Public offering	10,000,000	10.07		100.7 million

(1)	Includes the underwriters’ full exercise of their over-allotment option
(2)	Includes the underwriters’ partial exercise of their over-allotment option
(3)	Average offering price

Borrowings

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary (“Funding”), entered into a Loan and Servicing Agreement (“Wells Agreement”) with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, we amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013.

On November 5, 2010, we amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million. On February 28, 2011, we amended the Wells Fargo facility to, among other things, (i) reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, (ii) extend the period during which we may make new borrowings under the facility to February 25, 2013, and (iii) extend the maturity date of the facility to February 25, 2014. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto. On November 30, 2011, we amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 2.75% per annum, with no LIBOR floor. On April 23, 2012, we amended the Wells Fargo facility to, among other things, expand the borrowing capacity under the facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility to $150 million, with an accordion feature which allows for future expansion of the facility up to a total of $250 million. In addition, the period during which we may make and reinvest borrowings under the facility was extended to April 23, 2014 and the maturity date of the facility was extended to April 25, 2016.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. We use the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of March 31, 2012, we had $7.0 million of borrowings outstanding under the Wells Fargo facility that had a fair value of $7.0 million. Our borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 3.130% during the six months ended March 31, 2012. For the three and six months ended March 31, 2012, we recorded interest expense of $0.6 million and $1.3 million, respectively, related to the Wells Fargo facility.

On May 27, 2010, we entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allowed us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc., and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in our SBIC subsidiary and equity interests in Funding and Fifth Street Funding II, LLC as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and us. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of our portfolio companies for tax purposes and have no other operations. None of our SBIC subsidiary, Funding or Fifth Street Funding II, LLC is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014. On July 8, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

On February 29, 2012, we amended the ING facility to, among other things, (i) extend the period during which we may make and repay borrowings under the ING facility to February 27, 2015, (ii) extend the maturity date to February 29, 2016 and (iii) increase the accordion feature to allow for potential future expansion up to a total of $450 million.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all.

As of March 31, 2012, we had $80.5 million of borrowings outstanding under the ING facility that had a fair value of $80.5 million. Our borrowings under the ING facility bore interest at a weighted average interest rate of 3.403% during the six months ended March 31, 2012. For the three and six months ended March 31, 2012, we recorded interest expense of $1.4 million and $2.8 million, respectively, related to the ING facility.

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, permits us to make new borrowings until September 16, 2014, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of March 31, 2012, we had no borrowings outstanding under the Sumitomo facility. Our borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.773% during the six months ended March 31, 2012. For the three and six months ended March 31, 2012, we recorded interest expense of $0.2 million and $0.4 million, respectively, related to the Sumitomo facility.

As of March 31, 2012, except for assets that were funded through our SBIC subsidiary, substantially all of our assets were pledged as collateral under the Wells Fargo facility, ING facility or the Sumitomo facility. With respect to the assets funded through our SBIC subsidiary, the SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over our stockholders.

Interest expense for the three and six months ended March 31, 2012 was $5.6 million and $11.3 million, respectively. Interest expense for the three and six months ended March 31, 2011 was $2.7 million and $4.7 million, respectively.

The following table describes significant financial covenants with which we must comply under each of our credit facilities on a quarterly basis. The Sumitomo facility does not require us to comply with significant financial covenants.

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
Wells Fargo facility	Minimum shareholders’ equity (inclusive of affiliates)	Net assets shall not be less than $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 25, 2011	$541 million	$716 million
	Minimum shareholders’ equity (exclusive of affiliates)	Net assets exclusive of affiliates other than Funding shall not be less than $250 million	$250 million	$557 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.00:1	2.00:1	3.14:1
ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 55% of total assets; and (b) $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 22, 2011	$670 million	$716 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.25:1	2.25:1	3.14:1
	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	6.81:1

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
	Eligible portfolio investments test	Aggregate value of (a) Cash and cash equivalents and (b) Portfolio investments rated 1, 2 or 3 shall not be less than $175 million	$175 million	$687 million

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-Q for the quarter ended December 31, 2011. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in our Form 10-Q for the quarter ended March 31, 2012.

We and our SBIC subsidiary are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Item 1. Business — Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations” in our Annual Report on Form 10-K for the year ended September 30, 2011.

The following table reflects material credit facility and SBA debenture transactions that have occurred since October 1, 2009. Amounts available and drawn are as of March 31, 2012:

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Facility Availability		Amount Drawn	Remaining Availability	Interest Rate
Wells Fargo facility	11/16/2009	Entered into credit facility	$50 million	$0.8 million					LIBOR + 4.00%
	5/26/2010	Expanded credit facility	100 million	0.9 million					LIBOR + 3.50%
	2/28/2011	Amended credit facility	100 million	0.4 million					LIBOR + 3.00%
	11/30/2011	Amended credit facility	100 million	—					LIBOR + 2.75%
	4/23/2012	Amended credit facility	150 million	1.2 million	$41 million	(1)	$7 million	$34 million	LIBOR + 2.75%
ING facility	5/27/ 2010	Entered into credit facility	90 million	0.8 million					LIBOR + 3.50%
	2/22/ 2011	Expanded credit facility	215 million	1.6 million					LIBOR + 3.50%
	7/8/ 2011	Expanded credit facility	230 million	0.4 million					LIBOR + 3.00%/3.25%(2)
	2/29/2012	Amended credit facility	230 million	1.5 million	230 million		81 million	149 million	LIBOR + 3.00%/3.25%(2)
SBA	2/16/ 2010	Received capital commitment	75 million	0.8 million
	9/21/ 2010	Received capital commitment	150 million	0.8 million	150 million		150 million	—	3.567%(3)
Sumitomo facility	9/16/2011	Entered into credit facility	200 million	2.5 million	52 million	(1)	—	52 million	LIBOR + 2.25%

(1)	Availability to increase upon our decision to further collateralize the facility.
(2)	LIBOR plus 3.0% when the facility is drawn more than 35%. Otherwise, LIBOR plus 3.25%.
(3)	Weighted average interest rate of 3.567% (excludes the SBA annual charge of 0.285%).

On April 12, 2011, we issued $152 million unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, our Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when our shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, we will deliver shares of our common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $124.0 million convertible debt outstanding at March 31, 2012 is 8,399,946. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible senior notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect to us, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the three and six months ended March 31, 2012, we recorded interest expense of $1.8 million and $3.7 million, respectively, related to the Convertible Notes.

We may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. During the three and six months ended March 31, 2012, we repurchased $0.5 million and $11.0 million principal, respectively, of the Convertible Notes in the open market for an aggregate purchase price of $9.4 million and surrendered them to the Trustee for cancellation.

As of March 31, 2012, there were $124.0 million Convertible Notes outstanding, which had a fair value of $118.0 million.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2012, our only off-balance sheet arrangements consisted of $94.4 million of unfunded commitments, which was comprised of $85.5 million to provide debt financing to certain of our portfolio companies and $8.9 million related to unfunded limited partnership interests. As of September 30, 2011, our only off-balance sheet arrangements consisted of $108.8 million, which was comprised of $102.7 million to provide debt financing to certain of our portfolio companies and $6.1 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of March 31, 2012 and September 30, 2011 is shown in the table below:

	March 31, 2012	September 30, 2011
JTC Education, Inc	$11,825	$14,000
Welocalize, Inc.	10,000	750
Charter Brokerage, LLC	7,353	6,176
Rail Acquisition Corp.	5,630	5,446
Refac Optical Group	5,500	5,500
Phoenix Brands Merger Sub LLC	4,286	3,000
Enhanced Recovery Company, LLC	4,000	4,000
DISA, Inc.	4,000	4,000
Specialty Bakers, LLC	4,000	2,000
World 50, Inc.	4,000	—
Miche Bag, LLC	3,500	5,000
Titan Fitness, LLC	3,500	2,957
Discovery Practice Management, Inc.	3,000	3,000
Cardon Healthcare Network, LLC	3,000	2,000
Traffic Control & Safety Corp.	2,514	3,014
Riverside Fund V, LP (limited partnership interest)	2,000	—
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Tegra Medical, LLC	1,500	1,500
Milestone Partners IV, LP (limited partnership interest)	1,475	2,000
Eagle Hospital Physicians, Inc.	1,400	2,500
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
CPASS Acquisition Company	1,000	—
ACON Equity Partners III, LP (limited partnership interest)	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	934	960
Riverlake Equity Partners II, LP (limited partnership interest)	760	878
HealthDrive Corporation	750	2,000
RCPDirect, LP (limited partnership interest)	703	—
Baird Capital Partners V, LP (limited partnership interest)	614	701
Riverside Fund IV, LP (limited partnership interest)	402	555
Saddleback Fence and Vinyl Products, Inc.	401	400
Advanced Pain Management	400	267
CRGT, Inc.	—	12,500
Dominion Diagnostics, LLC	—	5,000
ADAPCO, Inc.	—	4,250
Epic Acquisition, Inc.	—	3,000
IZI Medical Products, Inc.	—	2,500
Flatout, Inc.	—	1,500
IOS Acquisitions, Inc.	—	1,250
Best Vinyl Fence & Deck, LLC	—	1,000
Trans-Trade, Inc.	—	200

Total	$94,447	$108,804

Contractual Obligations

The following table reflects information pertaining to debt outstanding under the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility and our Convertible Notes:

	Debt Outstanding as of September 30, 2011	Debt Outstanding as of March 31, 2012	Weighted average debt outstanding for the six months ended March 31, 2012	Maximum debt outstanding for the six months ended March 31, 2012
SBA debentures payable	$150,000	$150,000	$150,000	$150,000
Wells Fargo facility	39,524	7,000	38,074	$48,269
ING facility	133,500	80,500	103,287	$145,000
Sumitomo facility	5,000	—	11,399	$29,000
Convertible Notes	135,000	124,000	125,344	$135,000

Total debt	$463,024	$361,500	$428,104	$490,769

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility, and our Convertible Notes:

	Payments due by period as of March 31, 2012
	Total	< 1 year	1-3 years	3-5 years	> 5 years
SBA debentures payable	$150,000	$—	$—	$—	$150,000
Interest due on SBA debentures	50,953	5,778	11,556	11,572	22,047
Wells Fargo facility	7,000	—	7,000	—	—
Interest due on Wells Fargo facility	399	209	190	—	—
ING facility	80,500	—	—	80,500	—
Interest due on ING facility	10,243	2,616	5,233	2,394	—
Sumitomo facility	—	—	—	—	—
Interest due on Sumitomo facility	—	—	—	—	—
Convertible senior notes payable	124,000	—	—	124,000	—
Interest due on convertible senior notes	26,697	6,665	13,330	6,702	—

Total	$449,792	$15,268	$37,309	$225,168	$172,047

Regulated Investment Company Status and Distributions

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2012). We anticipate timely distribution of our taxable income within the tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar years 2008, 2009 and 2010. We did not incur a federal excise tax for calendar year 2011 and do not expect to incur a federal excise tax for calendar year 2012. We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility could, under certain circumstances, restrict Fifth Street Funding, LLC from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and six months ended March 31, 2012, we have incurred expenses that are due to our investment adviser of $11.1 million and $22.1 million, respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. Although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and six months ended March 31, 2012, we have incurred expenses that are due to FSC, Inc. of $1.0 million and $2.2 million, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

In April 2012, we repurchased $9.0 million principal of our Convertible Notes in the open market for an aggregate purchase price of $8.6 million.

On April 20, 2012, Traffic Control & Safety Corporation filed for Chapter 11 bankruptcy protection in the state of Delaware.

On April 23, 2012, we amended the terms of the Wells Fargo facility to, among other things, expand the borrowing capacity under the facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility to $150 million, with an accordion feature which allows for future expansion of the facility up to a total of $250 million. In addition, the period during which we may make and reinvest borrowings under the facility was extended to April 23, 2014 and the maturity date of the facility was extended to April 25, 2016.

On May 7, 2012, our Board of Directors declared the following dividends:

•	$0.0958 per share, payable on July 31, 2012 to stockholders of record on July 13, 2012;

•	$0.0958 per share, payable on August 31, 2012 to stockholders of record on August 15, 2012; and

•	$0.0958 per share, payable on September 28, 2012 to stockholders of record on September 14, 2012.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of March 31, 2012, 65.9% of our debt investment portfolio (at fair value) and 63.2% of our debt investment portfolio (at cost) bore interest at floating rates. The composition of our floating rate debt investments by cash interest rate floor (excluding PIK) as of March 31, 2012 and September 30, 2011 was as follows:

	March 31, 2012		September 30, 2011
	Fair Value	% of Floating Rate Portfolio	Fair Value	% of Floating Rate Portfolio
Under 1%	$91,190	13.45%	$125,453	16.96%
1% to under 2%	301,794	44.50%	261,878	35.40%
2% to under 3%	112,363	16.57%	168,928	22.83%
3% to under 4%	167,342	24.67%	176,976	23.92%
4% to under 5%	378	0.06%	757	0.10%
5% and over	5,125	0.75%	5,843	0.79%

Total	$678,192	100.00%	$739,835	100.00%

Based on our Consolidated Statement of Assets and Liabilities as of March 31, 2012, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure.

Basis point increase(1)	Interest income	Interest expense	Net increase
100	$1,000	$(1,000)	$—
200	4,000	(2,000)	2,000
300	9,000	(3,000)	6,000
400	16,000	(4,000)	12,000
500	23,000	(4,000)	19,000

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of March 31, 2012 and September 30, 2011:

	March 31, 2012		September 30, 2011
	Interest Bearing Cash and Investments	Borrowings	Interest Bearing Cash and Investments	Borrowings
Money market rate	$115,178	$—	$67,644	$—
Prime rate	706	—	38,890	53,000
LIBOR
30 day	51,658	87,500	51,368	125,024
90 day	627,996	—	654,932	—
Fixed rate	398,292	274,000	418,981	285,000

Total	$1,193,830	$361,500	$1,231,815	$463,024

On August 16, 2010, we entered into an interest rate swap agreement that was scheduled to expire on August 15, 2013, for a total notional amount of $100 million, for the purposes of hedging the interest rate risk related to the Wells facility and the ING facility. Under the interest rate swap agreement, we paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR. In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation. As of March 31, 2012, we were no longer party to any interest rate swap agreements.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following tables as of the fiscal year ended September 30, 2011. We had no senior securities outstanding as of September 30 of any prior fiscal years. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of September 30, 2011, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
ING Facility
Fiscal 2011	$133,500	$3,328	$—	N/A
Well Fargo Facility
Fiscal 2011	$39,524	$3,328	$—	N/A
Sumitomo Facility
Fiscal 2011	$5,000	$3,328	$—	N/A
Convertible Notes
Fiscal 2011	$135,000	$3,328	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	This column is not applicable.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC, which we also refer to as our “investment adviser.”

As of March 31, 2012, we had originated $1.60 billion of funded debt and equity investments and our portfolio totaled $1.1 billion at fair value and was comprised of 67 investments, 58 of which were in operating companies and 9 of which were in private equity funds. The 9 investments in private equity funds represented less than 1% of the fair value of our assets at March 31, 2012. The 55 debt investments in our portfolio as of March 31, 2012 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.5x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of March 31, 2012 was approximately 12.37%, of which 11.17% represented cash payments and 1.20% represented payment-in-kind, or PIK, interest and other non-cash items. As of March 31, 2012, we had stopped accruing cash interest, PIK interest and/or OID on 4 investments, 3 of which had not paid all of their scheduled cash interest payments for the period ended March 31, 2012.

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Although our focus could change, we are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. As of March 31, 2012, 81.3% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 26 out of our 67 portfolio companies as of March 31, 2012.

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into us. We were formed in late 2007 for the purpose of acquiring Fifth Street Mezzanine Partners III, L.P. and continuing its business as a public entity. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of our securities and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio (excluding SBA) of 0.6x (i.e., we aim to have one dollar of equity for each $0.60 of non-SBA debt outstanding). As of March 31, 2012, we had a debt to equity ratio (excluding SBA debentures) of 0.26x. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax

Considerations — Taxation as a Regulated Investment Company.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of March 31, 2012, we had approximately $1.0 billion in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $1.0 billion, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of an exemption from the SEC for our SBA debt, we have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $150 million more than the approximately $1.0 billion permitted under the 200% asset coverage ratio limit as of March 31, 2012. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.”

Our SBIC subsidiary held approximately $236.2 million, or 19.7%, of our total assets at March 31, 2012.

On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

The Investment Adviser

Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $2.0 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have originated over 100 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser, Juan E. Alva, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser and Alexander C. Frank, our chief financial officer and a partner of our investment adviser.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

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Capitalize on our investment adviser’s strong relationships with private equity sponsors.    Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

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Focus on established small and mid-sized companies.    We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.

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Continue our growth of direct originations.    Over the last several years, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

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Employ disciplined underwriting policies and rigorous portfolio management.    Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

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Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns.    We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2012, the weighted average annualized yield of our debt investments was approximately 12.37%, which includes a cash component of 11.17%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

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Benefit from lower, fixed, long-term cost of capital.    The SBIC license held by our wholly-owned subsidiary allows it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, the SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments. We are currently seeking to obtain an SBIC license for another one of our wholly-owned subsidiaries that would allow us to issue up to an additional $75 million of SBA-guaranteed debt.

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Leverage the skills and experience of our investment adviser.    The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

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Established companies with a history of positive operating cash flow.    We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

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Ability to exert meaningful influence.    We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation in the direction of the company, often through advisory positions.

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Private equity sponsorship.    We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

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Seasoned management team.    We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

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Exit strategy.    We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. The investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,300 of such private equity firms and our investment adviser has active relationships with approximately 250 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 800 potential investment transactions with private equity sponsors for the year ended September 30, 2011. A significant portion of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Underwriting

Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions;

•	Track record;

•	Industry experience;

•	Management incentive, including the level of direct investment in the enterprise;

•	Background investigations; and

•	Completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles;

•	Competitive environment, including number of competitors, threat of new entrants or substitutes;

•	Fragmentation and relative market share of industry leaders;

•	Growth potential; and

•	Regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance;

•	Quality of earnings, including source and predictability of cash flows;

•	Customer and vendor interviews and assessments;

•	Potential exit scenarios, including probability of a liquidity event;

•	Internal controls and accounting systems; and

•	Assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	Investment track record;

•	Industry experience;

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	Reference checks.

Investments

We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of March 31, 2012, 81.3% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of March 31, 2012, we had directly originated a majority of our debt investments. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection.

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First Lien Loans.    Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

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Second Lien Loans.    Our second lien loans generally have terms of four to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

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Unsecured Loans.    Our unsecured investments generally have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in connection with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in connection with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Private Equity Fund Investments

We make investments in the private equity funds of certain of our equity sponsors. In general, we make these investments where we have a long term relationship and are comfortable with the sponsor’s business model and investment strategy. As of March 31, 2012, we had investments in nine private equity funds, which represented less than 1% of the fair value of our assets as of such date.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;

•	attendance at board meetings;

•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Ranking Criteria

In addition to various risk management and monitoring tools, we use an investment ranking system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric ranking scale. The following is a description of the conditions associated with each investment ranking:

•	Investment Ranking 1 is used for investments that are performing above expectations and/or a capital gain is expected.

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Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially ranked 2.

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Investment Ranking 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a ranking of 3 may be out of compliance with financial covenants.

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Investment Ranking 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

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Investment Ranking 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a ranking of 5 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the effected portfolio company. While our investment ranking system identifies the relative risk for each investment, the ranking alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

The following table shows the distribution of our investments on the 1 to 5 investment ranking scale at fair value as of March 31, 2012:

Investment Ranking	Fair Value (thousands)	% of Portfolio
1	$82,607	7.82%
2	950,996	90.04%
3	5,102	0.48%
4	10,918	1.03%
5	6,600	0.63%

Total	$1,056,223	100.00%

Valuation of Portfolio Investments and Net Asset Value Determinations

As a business development company, we generally invest in illiquid securities including debt and equity investments of small and mid-sized companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors.

Authoritative accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;

•	Preliminary valuations are then reviewed and discussed with the principals of the investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

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The Valuation Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and

•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2012, September 30, 2011 and September 30, 2010 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. Upon completion of their process each quarter, the independent valuation firms provide us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

The percentages of our portfolio at fair value for which independent valuation firms provided us with valuation assistance by period were as follows:

	Percentage of Portfolio at Fair Value
For the quarter ended December 31, 2007	91.9%
For the quarter ended March 31, 2008	92.1%
For the quarter ended June 30, 2008	91.7%
For the quarter ended September 30, 2008	92.8%
For the quarter ended December 31, 2008	100.0%
For the quarter ended March 31, 2009	88.7	%(1)
For the quarter ended June 30, 2009	92.1%
For the quarter ended September 30, 2009	28.1%
For the quarter ended December 31, 2009	17.2	%(2)
For the quarter ended March 31, 2010	26.9%
For the quarter ended June 30, 2010	53.1%
For the quarter ended September 30, 2010	61.8%
For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%
For the quarter ended December 31, 2011	89.1%
For the quarter ended March 31, 2012	87.3%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on June 30, 2009 and therefore was not valued by an independent valuation firm during such period

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not part of the independent valuation process

We intend to have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and a substantial portion of our portfolio on an annual basis.

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities divided by the total number of shares of common stock outstanding.

Determinations in Connection with Certain Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

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our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

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the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value per share of our common stock in connection with such offerings of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser employs a total of 21 investment professionals, including its principals. In addition, we reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, we lease office space for our executive office at 10 Bank Street, 12th Floor, White Plains, NY 10606. Our investment adviser also maintains additional office space at 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Currently, we are party to pending litigation but we believe that these legal claims are immaterial, frivolous and without merit, and we intend to vigorously defend ourselves against them.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2012, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Lighting by Gregory, LLC
158 Bowery New York, NY 10012	Housewares & specialties	First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,586,397	$3,996,187	$1,609,625
		First Lien Bridge Loan, 8% PIK due 3/31/2012		112,500	112,500	—
		97.38% Membership Interest	97.4%		1,210,000	—
					5,318,687	1,609,625

Coll Materials Group LLC
4005 All American Way Zanesville, OH 43701	Environmental & facilities services	Second Lien Term Loan, 12% cash due 11/1/2014		6,885,084	6,885,084	6,879,992
		50% Interest in CD HOLDCO, LLC	50.0%		3,127,500	8,708,765
					10,012,584	15,588,757

Caregiver Services, Inc.
10541 NW 17th Avenue Miami, FL 33122	Healthcare services	Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		4,997,083	4,879,726	5,124,791
		Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,402,942	15,166,107	15,402,507
		1,080,399 shares of Series A Preferred Stock	3.3%		1,080,398	1,640,619
					21,126,231	22,167,917

Repechage Investments Limited
50 Congress Street, Suite 900 Boston, MA 02109	Restaurants	First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		3,607,592	3,412,404	1,907,766
		7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.	4.3%		750,000	—
					4,162,404	1,907,766

Traffic Control & Safety Corporation
815 Waiakamilo Road, # C Honolulu, HI 96817	Construction and engineering	Senior Term Loan A, LIBOR+9.0% cash due 06/29/2012		5,000,000	4,956,598	5,000,141
		Senior Revolver, LIBOR+9.0% cash due 06/29/2012		12,486,208	12,408,892	12,514,416
		Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		21,760,178	20,828,527	10,918,494
		Subordinated Loan, 15% PIK due 5/28/2015		5,772,486	5,531,372	—
		24,750 shares of Series B Preferred Stock	0.6%		247,500	—
		43,494 shares of Series D Preferred Stock			434,937	—
		25,000 shares of Common Stock			2,500	—
					44,410,326	28,433,051

TBA Global, LLC
21700 Oxhard Street Woodland Hills, CA 91367	Advertising	53,994 Senior Preferred Shares			215,975	387,682
		191,977 Shares A Shares	2.0%		191,977	75,062
					407,952	462,744

Fitness Edge, LLC
1100 Kings Highway Fairfield, CT 06825	Leisure facilities	First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 7/31/2012		375,000	374,699	377,540
		First Lien Term Loan B, 12% cash 2.5% PIK due 7/31/2012		5,849,753	5,839,406	6,007,529
		1,000 Common Units	1.0%		42,908	179,355
					6,257,013	6,564,424

Capital Equipment Group, Inc.
714 Walnut Street Mount Carmel, IL 62863	Industrial machinery	Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,382,947	10,270,854	10,443,870
		33,463 shares of Common Stock	3.4%		344,513	717,234
					10,615,367	11,161,104

Rail Acquisition Corp.
1791 West Dairy Tucson, AZ 85705	Electronic manufacturing services	First Lien Term Loan, 8% cash 4% PIK due 9/1/2013		19,567,761	15,636,582	3,082,663
		First Lien Revolver, 7.85% cash due 9/1/2013		4,369,615	4,369,615	4,369,615
					20,006,197	7,452,278
Western Emulsions, Inc.
3450 East 36th Street Tucson, AZ 85713	Construction materials	Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,931,256	6,842,641	7,085,468
					6,842,641	7,085,468

Storyteller Theaters Corporation
2209 Miguel Chavez Road Sante Fe, NM 87505	Movies & entertainment	1,692 shares of Common Stock			169	61,613
		20,000 shares of Preferred Stock	3.4%		200,000	200,000
					200,169	261,613

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

HealthDrive Corporation
25 Needham Stteet Newtown, MA 02461	Healthcare services	First Lien Term Loan A, 10% cash due 7/17/2013		5,762,970	5,610,838	5,706,106
		First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,334,787	10,284,787	10,329,425
		First Lien Revolver, 12% cash due 7/17/2013		1,250,000	1,245,000	1,265,246
					17,140,625	17,300,777

idX Corporation
3541 Reir Trail South St. Louis, MO 63045	Distributors	Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		19,088,229	18,872,359	19,406,831
					18,872,359	19,406,831

Cenegenics, LLC
851 South Rampart Boulevard Las Vegas, NV 89145	Healthcare services	414,419 Common Units	3.5%		598,382	1,342,121
					598,382	1,342,121

Trans-Trade, Inc.
1040 Trade Avenue, Suite 106DFW Airport, TX 75261	Air freight and logistics	First Lien Term Loan A, 13% cash 2.5% PIK due 9/10/2014		12,681,659	12,508,496	12,639,630
		First Lien Term Loan B, 12% cash due 9/10/2014		5,859,933	5,789,318	2,364,641
					18,297,814	15,004,271

Riverlake Equity Partners II, LP
699 Boylston Street, 8th Floor — One Exeter Plaza Boston, MA 02116	Multi-sector holdings	1.89% limited partnership interest	1.9%		240,451	240,451
					240,451	240,451

Riverside Fund IV, LP
699 Boylston Street, 8th Floor — One Exeter Plaza Boston, MA 02116	Multi-sector holdings	0.33% limited partnership interest	0.3%		597,549	597,549
					597,549	597,549

Ambath/Rebath Holdings, Inc.
421 West Alameda Drive Tempe, AZ 85282	Home improvement retail	First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,000,000	2,988,750	2,850,807
		First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		23,292,585	23,267,835	20,686,835
		First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014		1,500,000	1,500,000	1,356,386
					27,756,585	24,894,028

JTC Education, Inc.
6602 E. 75th Street, Suite 200 Indianapolis, IN 46250	Education services	First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		29,404,023	28,838,995	29,295,201
		First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014		2,175,000	1,875,095	2,310,132
		17,391 Shares of Series A-1 Preferred Stock			313,038	313,038
		17,391 Shares of Common Stock	0.6%		186,953	10,127
					31,214,081	31,928,498

Tegra Medical, LLC
421 West Almeda Drive Tempe, AZ 85282	Healthcare equipment	First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		20,853,636	20,619,428	20,808,081
		First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,897,396	22,660,196	22,678,931
		First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500,000	2,457,333	2,473,327
					45,736,957	45,960,339

Psilos Group Partners IV, LP
140 Broadway, 51st Floor New York, NY 10005	Multi-sector holdings	2.52% limited partnership interest	2.5%		—	—
					—	—

Mansell Group, Inc.
2 Securities Center, 3500 Piedmont+A5 Road, Suite 320 Altnata, GA 30305	Advertising	First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,122,500	9,988,440	10,136,551
		First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,211,772	9,090,502	9,173,033
		First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015		—	(24,667)	—
					19,054,275	19,309,584

NDSSI Holdings, LLC
5750 Hellyer Avenue San Jose, CA 95138	Electronic equipment & instruments	First Lien Term A, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		21,863,894	21,604,448	21,380,071
		First Lien Term Loan B, LIBOR+9.75% (3% floor) cash 3.75% PIK due 12/31/2012		8,076,073	8,076,073	8,095,457
		First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500,000	3,461,058	3,458,717
		2,000 Series D Preferred Units	3.3%		2,379,298	2,379,298
					35,520,877	35,313,543

Eagle Hospital Physicians, Inc.
5901 C Peachtree, Dunwoody Road, Site 350 Atlanta, GA 30328	Healthcare services	First Lien Term, LIBOR+8.75% (3% floor) cash due 8/11/2015		24,978,000	24,561,477	24,927,168
		First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015		1,100,000	1,065,076	1,112,760
					25,626,553	26,039,928

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

Enhanced Recovery Company, LLC
8014 Bayberry Road Jacksonville, FL 32256	Diversified support services	First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,380,009	13,188,613	13,356,155
		First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070,781	10,916,060	10,986,470
		First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		—	(56,262)	—
					24,048,411	24,342,625

Specialty Bakers LLC
450 South Slate Road Marysville, LA 17053	Food distributors	First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		4,650,000	4,416,485	4,586,538
		First Lien Term Loan B, LIBOR + 11% (2.5% floor) cash due 9/15/2015		11,000,000	10,803,551	10,836,694
		First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		—	(71,436)	—
					15,148,600	15,423,232

Welocalize, Inc.
241 East 4th St. Suite 207 Frederick, MD 21701	Internet software & services	First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		20,842,732	20,516,393	20,914,537
		First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		23,932,699	23,560,843	24,014,486
		First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015		—	(189,572)	—
		2,086,163 Common Units	4.0%	—	3,346,558	3,065,396
					47,234,222	47,994,419

Miche Bag, LLC
10808 S. River Front Pkwy, Suite 150 South Jordan, UT 84095	Apparel, accessories & luxury goods	First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		11,125,000	10,876,745	11,108,513
		First Lien Term Loan B, LIBOR + 10% (3% floor) cash 3% PIK due 12/7/2015		17,692,897	15,543,741	17,356,916
		First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015		1,500,000	1,407,112	1,498,927
		10,371 shares of preferred equity units in Miche Holdings, LLC			1,037,112	1,169,293
		146,289 shares of series D common equity units in Miche Holdings, LLC	3.4%		1,462,888	725,118
					30,327,598	31,858,767
Bunker Hill Capital II (QP), L.P.
260 Franklin Street, Suite 1860 Boston, MA 02110	Multi-sector holdings	0.50% limited partnership interest	0.5%		65,645	65,645
					65,645	65,645

Advanced Pain Management
4131 W. Loomis Road, Suite 300 Greenfield, WI 53221	Healthcare services	First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		7,380,000	7,270,888	7,382,603
		First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015		—	(4,400)	—
					7,266,488	7,382,603

DISA, Inc.
12600 Northborough Drive, Suite 300 Houston, TX 77067	Human resources & employment services
		First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		11,865,000	11,670,730	11,970,465
		First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,459,458	8,332,038	8,633,749
		First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015		—	(61,407)	—
					19,941,361	20,604,214

Saddleback Fence and Vinyl Products, Inc.
3120 Pullman St. #B Costa Mesa, CA 92626	Building Products	First Lien Term Loan, 8% cash due 11/30/2013		647,768	647,768	647,768
		First Lien Revolver, 8% cash due 11/30/2013		—	—	—
					647,768	647,768

Best Vinyl Fence & Deck, LLC
2844 Croddy Way Santa Ana, CA 92704	Building Products	First Lien Term Loan B, 8% PIK due 6/30/2012		4,190,079	4,190,079	2,089,618
					4,190,079	2,089,618

Physicians Pharmacy Alliance, Inc.
118 MacKenan Drive, Suite 200 Cary, NC 27511	Healthcare services	First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,361,866	16,066,331	16,160,750
		First Lien Revolver, LIBOR+6% cash due 1/4/2016		—	(34,500)	—
					16,031,831	16,160,750

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

Cardon Healthcare Network, LLC
4185 Technology Forest Boulevard, Suite 200 The Woodlands, TX 77381	Diversified support services	First Lien Term Loan A, LIBOR+10% (1.75% floor) cash due 1/24/2017		10,665,000	10,478,202	10,969,742
		First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 1/24/2017		22,282,938	22,054,994	22,315,931
		First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/24/2017		—	(43,592)	—
		65,903 Class A Units	0.6%	—	250,000	341,839
					32,739,604	33,627,512

US Retirement Partners, Inc.
99 Wood Avenue South, Suite 301 Iselin, NJ 08830	Diversified financial services	First Lien Term Loan, LIBOR+9.5% (2.5% floor) cash due 1/6/2016		32,850,000	32,400,981	32,255,122
					32,400,981	32,255,122

Phoenix Brands Merger Sub LLC
1 Landmark Square, Suite 1810 Stamford, CT 06901	Household products	Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		7,446,429	7,287,960	7,417,951
		Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,788,520	20,372,647	19,900,264
		First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		2,142,857	2,014,221	2,204,316
					29,674,828	29,522,531

U.S. Collections, Inc.
190 Carondelet Plaza, Suite 1590 St. Louis, MO 63105	Diversified support services	First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		8,542,608	8,410,710	8,510,427
					8,410,710	8,510,427

CCCG, LLC
1640 South 101st E. Avenue Tulsa, OK 74128	Oil & gas equipment services	First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,746,803	34,004,041	34,377,471
					34,004,041	34,377,471
Maverick Healthcare Group, LLC
2546 West Birchwood Avenue, Suite 101-104 Mesa, AZ 85202	Healthcare equipment	First Lien Term Loan, LIBOR+9% cash (1.75% floor) cash due 12/31/2016		24,687,500	24,205,354	24,162,980
					24,205,354	24,162,980

Refac Optical Group
1 Harmon Drive Blackwood, NJ 08012	Specialty stores	First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		13,929,600	13,628,289	13,934,342
		First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 3/23/2016		20,241,573	19,795,731	20,332,949
		First Lien Revolver, LIBOR+7.5% cash due 3/23/2016		—	(116,616)	—
		1,000 Shares of Common Stock in Refac Holdings, Inc.		—	1,000	63,622
		1,000 Shares of Series A Preferred Stock in Refac Holdings, Inc.	1.7%	—	999,000	999,000
					34,307,404	35,329,913

Pacific Architects & Engineers, Inc.
1525 Wilson Boulevard, Suite 900 Arlington, VA 22209	Diversified support services	First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		3,993,750	3,936,286	3,932,425
		First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		4,700,000	4,635,343	4,634,032
					8,571,629	8,566,457

Securus Technologies Holdings, Inc.
14651 Dallas Parkway, Suite 600 Dallas, TX 75254	Integrated Telecommunication Services	Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		22,500,000	22,085,779	22,339,262
					22,085,779	22,339,262

Gundle/SLT Environmental, Inc.
19103 Gundle Road Houston, TX 77073	Environmental & facilities services	First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,940,000	7,853,622	7,989,531
					7,853,622	7,989,531

Titan Fitness, LLC
8200 Greensboro Drive, Suite 900 McLean, VA 22102	Leisure facilities	First Lien Term Loan A, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		16,125,000	15,969,583	16,041,557
		First Lien Term Loan B, LIBOR+10.75% cash (1.25% floor) cash 1.5% PIK due 6/30/2016		11,632,758	11,523,669	11,643,070
		First Lien Term Loan C, 18% PIK due 6/30/2016		2,975,557	2,950,893	2,969,555
		First Lien Revolver, L+8.75%, (1.25% floor) cash due 6/30/2016		—	(33,201)	—
					30,410,944	30,654,182

Baird Capital Partners V, LP
777 East Wisconsin Avenue Milwaukee, WI 53202	Multi-sector holdings	0.4% limited partnership interest	0.4%		385,518	385,518
					385,518	385,518

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

Charter Brokerage, LLC
30 S. Wacker Drive, Suite 3700 Chicago, IL 60606	Oil & gas equipment services	Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		16,938,025	16,787,861	16,915,440
		Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2017		10,144,018	10,059,018	9,926,537
		Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		—	(62,499)	—
					26,784,380	26,841,977

Stackpole Powertrain International ULC
Nine Greenway Plaza, Suite 2400 Houston, TX 77046	Auto parts & equipment	Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,243,066	18,080,209	18,164,363
		1,000 Common Units	0.9%	—	1,000,000	1,062,524
					19,080,209	19,226,887

Discovery Practice Management, Inc.
4281 Katella Avenue, Suite 111 Los Alamitos, CA 90720	Healthcare services	Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		6,722,275	6,651,746	6,690,746
		Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,343,677	6,280,970	6,269,340
		Senior Revolver, LIBOR+7% cash due 8/8/2016		—	(31,485)	—
					12,901,231	12,960,086

CTM Group, Inc.
104 Styles Road, Suite 201 Salem, NH 03079	Leisure products	Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,637,278	10,534,488	10,562,446
		Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,481,298	3,450,951	3,559,892
					13,985,439	14,122,338

Bojangles
9432 Southern Pine Boulevard Charlotte, NC 28273	Restaurants	First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		5,789,474	5,685,960	5,832,811
					5,685,960	5,832,811

Milestone Partners IV, L.P.
555 East Lancaster Avenue, Suite 500 Radnor, PA 19087	Multi-sector holdings	3.07% limited partnership interest	3.1%		524,731	524,731
					524,731	524,731

Insight Pharmaceuticals LLC
1170 Wheeler Way, Suite 150 Langhorne, PA 19047	Pharmaceuticals	First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		9,950,000	9,882,761	10,192,656
		Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500,000	17,346,954	17,659,980
					27,229,715	27,852,636

National Spine and Pain Centers, LLC
330 Madison Avenue, 27th Floor New York, NY 10017	Healthcare services	Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		26,830,045	26,583,019	26,842,192
		299,292.94 Class A Units	0.6%		299,293	222,489
					26,882,312	27,064,681

RCPDirect, L.P.
100 N. Riverside Plaza Suite 2400 Chicago, IL 60606	Multi-sector holdings	0.91% limited partnership interest	0.9%	—	296,553	296,553
					296,553	296,553

The MedTech Group, Inc.
6 Century Road South Plainfield, NJ 07080	Healthcare equipment	Senior Term Loan, L+5.5% (1.5% floor) cash due 9/7/2016		12,935,000	12,831,056	12,921,419
					12,831,056	12,921,419

Digi-Star Acquisition Holdings, Inc.
W5527 State Highway 106 Fort Atkinson, WI 53538	Industrial machinery	Mezzanine Term Loan, 12% cash 1.5% PIK due 11/18/2017		10,055,956	9,939,636	10,121,355
		225 Class A Preferred Units			225,000	225,000
		2,500 Class A Common Units	1.0%		25,000	43,856
					10,189,636	10,390,211

CPASS Acquisition Company
130 West Canal Street Winooski, VM 05404	Internet software & services	Senior Term Loan, L+9% (1.5% floor) cash 1% PIK due 11/21/2016		4,955,719	4,849,469	5,029,018
		Senior Revolver, L+9% (1.5% floor) cash due 11/21/2016			(18,333)	—
					4,831,136	5,029,018

Genoa Healthcare Holdings, LLC
18300 Cascade Ave. South Suite 251 Tukwila, WA 98188	Pharmaceuticals	Mezzanine Term Loan, 12% cash 2% PIK due 6/1/2017		12,584,133	12,466,709	12,554,690
		500,000 Preferred Units			475,000	487,007
		500,000 Class A Common Units	0.8%		25,000	31,874
					12,966,709	13,073,571

SolutionSet, Inc.
100 Montgomery Street Suite 1500 San Francisco, CA 94104	Advertising	Senior Term Loan, LIBOR+6% (1% floor) cash due 12/21/2016		9,739,130	9,645,931	9,687,136
					9,645,931	9,687,136

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

Slate Pharmaceuticals Acquisition Corp.
150 S. Saunders Rd. Suite 120 Lake Forest, IL 60045	Healthcare services	Subordinated Term Loan, 12% cash 1.5% PIK due 12/29/2017		20,077,506	19,888,617	20,107,417
					19,888,617	20,107,417

ACON Equity Partners III, LP
1133 Connecticut Avenue, NW Suite 700 Washington, DC 20036	Multi-sector holdings	0.31% limited partnership interest	0.3%	—	—	—
					—	—

Blue Coat Systems, Inc.
420 North Mary Avenue Sunnyvale, CA 94085	Internet software & services	First Lien Term Loan, L+6% (1.5% floor) cash due 2/15/2018		15,000,000	14,852,621	15,000,000
		Second Lien Term Loan, L+10% (1.5% floor) cash due 8/15/2018		7,000,000	6,931,795	7,000,000
					21,784,416	22,000,000

CRGT, Inc.
8150 Leesburg Pike, Suite 405 Vienna, VA 22182	IT consulting & other services	Mezzanine Term Loan, 12.5% cash 3% PIK due 3/9/2018		25,546,750	25,295,292	25,618,082
					25,295,292	25,618,082

Riverside Fund V, L.P.
699 Boylston Street, 8th Floor — One Exeter Plaza Boston, MA 02116	Multi-sector holdings	0.4% limited parnership interest	0.4%	—	—	—
					—	—

World 50, Inc.
3525 Piedmont Road, NE Atlanta, GA 30305	Research & consulting services	Senior Term Loan A, L+6.25% (1.5% floor) cash due 3/30/2017		9,000,000	8,858,390	9,000,000
		Senior Term Loan B, 12.5% cash due 3/30/2017		5,500,000	5,414,787	5,500,000
		Senior Revolver, L+6.25% (1.5% floor) cash due 3/30/2017		—	(61,973)	—
					14,211,204	14,500,000

Huddle House, Inc.
5901-B Peachtree Dunwoody Rd, NE Suite 450 Atlanta, GA 30328	Restaurants	Subordinated Term Loan, 11% cash 1.6% PIK due 3/30/2018		13,850,616	13,714,039	13,850,616
					13,714,039	13,850,616

TOTAL					$1,078,697,062	$1,056,223,384

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of seven members, five of whom are classified under applicable NASDAQ corporate governance regulations by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Age	Director Since	Expiration of Term
Independent Directors
Brian S. Dunn	40	2007	2014
Richard P. Dutkiewicz	56	2010	2013
Byron J. Haney	51	2007	2014
Frank C. Meyer	68	2007	2013
Douglas F. Ray	44	2007	2013
Interested Directors
Leonard M. Tannenbaum	40	2007	2015
Bernard D. Berman	41	2009	2015

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	40	Chief Executive Officer
Bernard D. Berman	41	President, Chief Compliance Officer and Secretary
Alexander C. Frank	54	Chief Financial Officer
Ivelin M. Dimitrov	34	Chief Investment Officer

The address for each executive officer is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Biographical Information

Independent Directors

•

Brian S. Dunn.    Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 17 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Currently, he manages Little White Dog, Inc., a marketing firm that he founded. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald filed for bankruptcy in July 2011. Prior to Lipenwald, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with our Company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Dunn should serve as a member of our Board.

•

Richard P. Dutkiewicz.    Mr. Dutkiewicz has been a member of our Board of Directors since February 2010. He is currently an independent financial and management consultant. From April 2010 through March 2012, Mr. Dutkiewicz was the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president-information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago. Mr. Dutkiewicz currently serves on the Board of Directors of Motor Sport Country Club Holdings, Inc., which sells balancing technology for rotating devices in the automotive industry.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our Company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business. The foregoing qualifications led to our conclusion that Mr. Dutkiewicz should serve as a member of our Board.

•

Byron J. Haney.    Mr. Haney has been a member of our Board of Directors since December 2007. From October 2010 through October 2011, Mr. Haney served as a principal of Duggan Asset Management, L.L.C. where he was director of research. Prior to that, he served as chief operating officer of VSO Capital Management from March 2010 to October 2010. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 25 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Through his extensive experiences as a senior executive, Mr. Haney brings business expertise, finance and risk assessment skills to his Board service with our Company. In addition, Mr. Haney’s past experience as an auditor greatly benefits our oversight of our quarterly and annual financial reporting obligations. Moreover, Mr. Haney’s knowledge of financial and accounting matters qualify him as the Board’s Audit Committee Financial Expert and chairman of the Audit Committee. Mr. Haney’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Haney should serve as a member of our Board.

•

Frank C. Meyer.    Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Mr. Meyer’s extensive investment experiences within the financial advisory industry provides our Company with broad and diverse knowledge concerning general business trends and the capital markets. Mr. Meyer’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments. Mr. Meyer’s board related experiences makes him skilled in leading committees requiring substantive expertise. In addition, Mr. Meyer’s risk management expertise and credit related experience also qualify him to serve as chairman of our Valuation Committee. Mr. Meyer’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Meyer should serve as a member of our Board.

•

Douglas F. Ray.    Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 15 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our Company extensive financial and risk assessment abilities. Mr. Ray’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of the Compensation Committee. The foregoing qualifications led to our conclusion that Mr. Ray should serve as a member of our Board.

Interested Directors

•

Leonard M. Tannenbaum, CFA.    Mr. Tannenbaum has been our chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007, and was our president from October 2007 through February 2010. He is also the managing partner of our investment adviser and serves on its investment committee. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several private Greenlight Capital affiliated entities and has previously served on the Boards of Directors of several other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Tannenbaum brings to our Company a unique business expertise and knowledge of private equity financing as well as extensive financial and risk assessment abilities. Mr. Tannenbaum’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Tannenbaum’s positions as chief executive officer of our Company, managing partner of our investment adviser and member of its investment committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, our Company and our investment advisor, respectively. The foregoing qualifications led to our conclusion that Mr. Tannenbaum should serve as a member of our Board.

•

Bernard D. Berman.    Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our president since February 2010, our chief compliance officer since April 2009 and our secretary since October 2007. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of our Company. Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on the Board also provides him with a specific understanding of our Company and its operations. The foregoing qualifications led to our conclusion that Mr. Berman should serve as a member of our Board.

Non-Director Executive Officers

•

Alexander C. Frank. Mr. Frank has been our chief financial officer since September 2011. Prior to joining the Company, he served as a managing director and chief financial officer of Chilton Investment Company LLC, a global investment management firm, from September 2008 to March 2011. Mr. Frank was responsible for finance and operations infrastructure. Prior to that, Mr. Frank spent over 22 years at Morgan Stanley, having served as global head of institutional operations as well as global corporate controller and chief financial officer of U.S. broker/dealer operations. In his roles, he oversaw various securities infrastructure services, creating efficiencies throughout the organization, and managed all aspects of the internal and external financial control and reporting functions. He also oversaw the firm’s financing, capital planning, cash management and rating agency functions. Mr. Frank began his career at Arthur Andersen LLP before joining Morgan Stanley in 1985. He received an M.B.A. from the University of Michigan and a B.A. from Dartmouth College.

•

Ivelin M. Dimitrov, CFA. Mr. Dimitrov has been our chief investment officer and the chief investment officer of our investment adviser since August 2011, and served as co-chief investment officer in these capacities since November 2010 and June 2010, respectively. He is also a partner of our investment adviser and serves on its investment committee. Mr. Dimitrov has over six years of experience structuring small and mid-cap transactions. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for the evaluation of new investment opportunities, deal structuring and portfolio monitoring, in addition to managing the investment adviser’s associate and analyst team. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Amended and Restated By-laws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the company even though they may have another relationship to the company or its management that prevents them from being independent directors).

Presently, Mr. Tannenbaum serves as the chairman of our Board of Directors and he is also our chief executive officer. We believe that Mr. Tannenbaum’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Tannenbaum’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices includes regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its four standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Valuation Committee, the Compensation Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the company’s accounting and financial reporting processes, the company’s systems of internal controls regarding finance and accounting, and audits of the company’s financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the company of the compensation of the company’s chief financial officer and his staff, and the staff of the company’s chief compliance officer. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board of Directors met eight times during our 2011 fiscal year. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz, Haney and Meyer, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met four times during the 2011 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board of Directors, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the 2011 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Amended and Restated By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Dutkiewicz, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Meyer serves as the chairman of the Valuation Committee. The Valuation Committee met on six occasions during the 2011 fiscal year.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and his staff, and the staff of our chief compliance officer. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are compensated by us. The Compensation Committee met one time during our 2011 fiscal year.

Executive Compensation

Compensation of Directors

The following table sets forth compensation of our directors for the year ended September 30, 2011.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Bernard D. Berman	—	—
Leonard M. Tannenbaum	—	—
Independent Directors
Brian S. Dunn	$91,500	$91,500
Richard P. Dutkiewicz	$72,000	$72,000
Byron J. Haney	$110,000	$110,000
Frank C. Meyer	$90,000	$90,000
Douglas F. Ray	$88,500	$88,500

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

For the fiscal year ended September 30, 2011 the independent directors received an annual retainer fee of (i) $20,000, if the director was not on any committee and attended at least 75% of the meetings held during the year, (ii) $40,000, if the director was on one committee and attended at least 75% of the meetings held during the year, (iii) $50,000, if the director was on two committees and attended at least 75% of the meetings held during the year, or (iv) $60,000, if the director was on three committees and attended at least 75% of the meetings held during the year. In addition, the independent directors received $2,500 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also received $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting.

In addition, the Chairman of the Audit Committee and the Chairman of the Valuation Committee each received an annual retainer of $20,000, while the Chairman of the Nominating and Corporate Governance Committee and the Compensation Committee each received an annual retainer of $5,000. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Effective as of October 1, 2011, the annual retainer fee received by the independent directors was amended to (i) $20,000, payable once per year if an independent director not on any committee attends at least 75% of the meetings held during the previous year, (ii) $50,000, payable once per year if an independent director on one committee attends at least 75% of the meetings held the previous year, (iii) $65,000, payable once per year if an independent director on two committees attends at least 75% of the meetings held the previous year, and (iv) $75,000, payable once per year if an independent director on three committees attends at least 75% of the meetings held the previous year. In addition, the annual retainer for the Chairman of the Audit Committee and the Chairman of the Valuation Committee was reduced to $15,000.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to our chief financial officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. During fiscal year 2011, we reimbursed FSC, Inc. approximately $1.7 million for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of our chief financial officer and other support personnel, pursuant to the administration agreement with FSC, Inc.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and managing partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser and Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Dimitrov and Frank, see “Business — The Investment Adviser,” “Management — Biographical Information — Interested Directors” and “— Non-Director Executive Officers.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Berman, Dimitrov, Alva, Zmijeski and Frank, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

As of March 31, 2012, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157.1 million and assets of approximately $28.5 million. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

•

Juan E. Alva.     Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 and is responsible for deal origination in the Western United States. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.

•

Casey J. Zmijeski.     Mr. Zmijeski has been a partner of our investment adviser since June 2010. Mr. Zmijeski is responsible for developing private equity sponsor relationships and originating loans in the Eastern Region of the United States. Mr. Zmijeski joined our investment adviser in September 2009 after spending nearly four years at Churchill Financial in New York where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms from 2006 to 2009. Mr. Zmijeski held similar responsibilities with CapitalSource in New York from 2003 to 2006. From 1999 to 2003, Mr. Zmijeski worked at Heller Financial and GE Capital in their middle market leveraged finance groups. Prior to this time, Mr. Zmijeski spent over seven years with ING as a member of their Merchant Banking Group and Corporate Finance Advisory Group. Mr. Zmijeski graduated from Emory University with an M.B.A. in Finance and has an A.B. in Anthropology from Duke University.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager of our investment adviser as of June 30, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(2)(3)
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Ivelin M. Dimitrov	$100,001 — $500,000
Juan E. Alva	$100,001 — $500,000
Casey J. Zmijeski	$100,001 — $500,000
Alexander C. Frank	$100,001 — $500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is based on a stock price of $9.98 per share as of June 30, 2012.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make; and

•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre- Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.2%

Incentive fee	=	100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
	=	100% × (2.2% – 2%)
	=	0.2%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up	=	2.5% – 2%
	=	0.5%

Incentive fee	=	(100% × 0.5%) + (20% × (2.8% – 2.5%))
	=	0.5% + (20% × 0.3%)
	=	0.5% + 0.06%
	=	0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre- Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	offering expenses;

•	the investigation and monitoring of our investments;

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the investment advisory agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and

•

printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Duration and Termination

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. At a meeting of the Board held on March 1, 2011, the Board, including a majority of the independent directors, approved the annual continuation of the investment advisory agreement, and then on May 2, 2011, the investment advisory agreement was further amended, as approved by the Board, to memorialize our investment adviser’s waiver of management fees on any assets held in the form of cash and cash equivalents. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 2 Greenwich Office Park, 2nd Floor, Greenwich, CT 06831.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on March 1, 2011, our Board of Directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to Fifth Street Management from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of Fifth Street Management and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement and the administration agreement as being in the best interests of our stockholders.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services to us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. Such reimbursement is at cost, with no profit to, or markup by, FSC, Inc. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also offer to provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board and our chief executive officer. In addition, Bernard D. Berman, our president, chief compliance officer and secretary, and Ivelin M. Dimitrov, our chief investment officer, are partners of our investment adviser. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the investment advisory agreement in December 2007, we have paid our investment adviser $8.4 million, $13.7 million, $20.0 million and $36.5 million for the fiscal years ended September 30, 2008, 2009, 2010 and 2011 respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and our chief compliance officer, and their staff. Such reimbursement is at cost, with no profit to, or markup by, FSC, Inc. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the administration agreement in December 2007, we have paid FSC, Inc. $1.6 million, $1.3 million, $2.0 million and $2.9 million for the fiscal years ended September 30, 2008, 2009, 2010 and 2011 respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 30, 2012, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 82,462,402 shares of common stock outstanding as of June 30, 2012.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the company. The company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Number of Shares Owned Beneficially	Percentage
Interested Directors:
Leonard M. Tannenbaum(1)	1,909,169	2.32%
Bernard D. Berman(2)	17,968	*
Independent Directors:
Brian S. Dunn(3)	9,000	*
Richard P. Dutkiewicz(3)	5,456	*
Byron J. Haney(4)	10,000	*
Frank C. Meyer	132,728	*
Douglas F. Ray.	3,414	*
Executive Officers:
Alexander C. Frank	10,399	*
Ivelin M. Dimitrov	15,022	*
All officers and directors as a group (nine persons)	2,113,156	2.56%

*	Represents less than 1%.

(1)	The total number of shares reported includes 1,854,169 shares of which Mr. Tannenbaum is the direct beneficial owner (including 581,301 shares held in margin accounts) and 55,000 shares owned by the Leonard M. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the shares held by the Leonard M. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all such shares, but has no pecuniary interest therein.

(2)	Includes 15,600 shares held in margin accounts.

(3)	Shares are held in a brokerage account and may be used as security on a margin basis.

(4)	Includes 5,000 shares held in a margin account.

The following table sets forth, as of June 30, 2012, the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Independent Directors:
Brian S. Dunn	$50,001 — $100,000
Richard P. Dutkiewicz	$50,001 — $100,000
Byron J. Haney	$50,001 — $100,000
Frank C. Meyer	Over $1,000,000
Douglas F. Ray	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the price for our common stock of $9.98 on June 30, 2012 on the NASDAQ Global Select Market.

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 3 days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 3 days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than 3 days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the current net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2281.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 82,462,402 shares were outstanding as of June 30, 2012.

Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is chart describing the classes of our equity securities outstanding as of March 31, 2012:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	82,462,402

Under the terms of our restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three- year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws.

However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section is a summary of the material provisions of the indenture, including the general terms of our debt securities and your rights as a holder of such securities. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. This section does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interests;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

The holders of our debt securities will not have veto power or a vote in approving any changes to our investment or operational policies.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this “Description of Our Debt Securities,” we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.”

Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	We do not pay interest on a debt security of the series within 30 days of its due date;

•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•

We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

•	Any class of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	in respect of the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	We must deliver certain certificates and documents to the trustee; and

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•

reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “ — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•

For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

Deutsche Bank Trust Company Americas serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. At our 2011 annual meeting of stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings, including under such circumstance. Such authorization has no expiration.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our debt securities or warrants representing rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;

•	A foreign corporation; or

•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If the number of stockholders electing to receive cash would cause cash distributions in excess of 10%, then each stockholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. The maximum rate on long-term capital gains for U.S. stockholders taxed at individual rates is scheduled to return to 20% for tax years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U. S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2012 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan    We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2012, no withholding was required with respect to certain distributions if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding if extended. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2011.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or before December 31, 2012 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distribution to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “ — Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. and are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, our investment adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 10 Bank Street, 12th Floor, White Plains, NY 10606.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Small Business Investment Company Regulations

In August 2009, we formed Fifth Street Mezzanine Partners IV, L.P. In February 2010, Fifth Street Mezzanine Partners IV, L.P. received final approval to be licensed by the United States Small Business Administration, or SBA, as a small business investment company, or SBIC.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2012, our SBIC subsidiary had $75 million in regulatory capital and the SBA had issued a capital commitment to our SBIC subsidiary in the amount of $150 million.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance regulations applicable to business development companies.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, debt securities or warrants to purchase common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, 214 N Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (866) 665-2281.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2011 and 2010 and for each of the two years in the period ended September 30, 2011, included in this prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein.

The consolidated financial statements as of September 30, 2009 (not included herein) and for the year ended September 30, 2009 included in this registration statement and prospectus, have been audited by Grant Thornton LLP, our former independent registered public accounting firm, as stated in their report appearing herein.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 11, 2010, we dismissed Grant Thornton LLP as our independent registered public accounting firm. During the fiscal year ended September 30, 2009 and through February 11, 2010, there were no disagreements between us and Grant Thornton LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements for such year.

On February 11, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

•

Service Providers.    We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials.    If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

(unaudited)

	March 31, 2012	September 30, 2011
ASSETS
Investments at fair value:
Control investments (cost March 31, 2012: $15,331; cost September 30, 2011: $13,726)	$17,198	$14,500
Affiliate investments (cost March 31, 2012: $21,126; cost September 30, 2011: $34,182)	22,168	25,897
Non-control/Non-affiliate investments (cost March 31, 2012: $1,042,240; cost September 30, 2011: $1,108,174)	1,016,857	1,079,440

Total investments at fair value (cost March 31, 2012: $1,078,697; cost September 30, 2011: $1,156,082)	1,056,223	1,119,837
Cash and cash equivalents	115,178	67,644
Interest and fees receivable	6,825	6,752
Due from portfolio company	657	552
Deferred financing costs	14,309	14,668
Collateral posted to bank and other assets	238	264

Total assets	$1,193,430	$1,209,717

LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,658	$1,175
Base management fee payable	5,391	5,710
Incentive fee payable	5,698	4,997
Due to FSC, Inc.	1,417	1,480
Interest payable	4,309	4,669
Payments received in advance from portfolio companies	27	35
Offering costs payable	108	—
Credit facilities payable	87,500	178,024
SBA debentures payable	150,000	150,000
Convertible senior notes payable	124,000	135,000

Total liabilities	380,108	481,090

Net assets:
Common stock, $0.01 par value, 150,000 shares authorized, 82,421 and 72,376 shares issued and outstanding at March 31, 2012 and September 30, 2011	824	724
Additional paid-in-capital	929,841	829,620
Net unrealized depreciation on investments and interest rate swap	(22,095)	(35,976)
Net realized loss on investments and interest rate swap	(90,904)	(63,485)
Accumulated overdistributed net investment income	(4,344)	(2,256)

Total net assets (equivalent to $9.87 and $10.07 per common share at March 31, 2012 and September 30, 2011) (Note 12)	813,322	728,627

Total liabilities and net assets	$1,193,430	$1,209,717

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended March 31, 2012	Three months ended March 31, 2011	Six months ended March 31, 2012	Six months ended March 31, 2011
Interest income:
Control investments	$211	$13	$432	$13
Affiliate investments	690	1,128	1,394	2,290
Non-control/Non-affiliate investments	28,183	21,203	57,309	37,692
Interest on cash and cash equivalents	14	4	18	14

Total interest income	29,098	22,348	59,153	40,009

PIK interest income:
Control investments	—	101	38	135
Affiliate investments	155	276	310	557
Non-control/Non-affiliate investments	2,737	3,094	5,959	5,923

Total PIK interest income	2,892	3,471	6,307	6,615

Fee income:
Control investments	—	—	—	126
Affiliate investments	146	133	254	267
Non-control/Non-affiliate investments	9,905	3,741	15,790	8,008

Total fee income	10,051	3,874	16,044	8,401

Dividend and other income:
Non-control/Non-affiliate investments	39	8	72	11

Total dividend and other income	39	8	72	11

Total investment income	42,080	29,701	81,576	55,036

Expenses:
Base management fee	5,391	4,786	11,132	8,565
Incentive fee	5,698	4,139	10,945	7,653
Professional fees	600	508	1,691	1,198
Board of Directors fees	70	36	126	85
Interest expense	5,602	2,724	11,326	4,663
Administrator expense	708	391	1,524	745
General and administrative expenses	1,256	561	2,394	1,515

Total expenses	19,325	13,145	39,138	24,424

Gain on extinguishment of convertible senior notes	36	—	1,341	—

Net investment income	22,791	16,556	43,779	30,612

Unrealized appreciation on interest rate swap	—	234	—	971
Unrealized appreciation (depreciation) on investments:
Control investments	(25)	(757)	1,089	7,313
Affiliate investments	10,610	(8,591)	9,327	(10,171)
Non-control/Non-affiliate investments	(2,538)	8,742	3,465	18,357

Net unrealized appreciation (depreciation) on investments	8,047	(606)	13,881	15,499

Realized loss on investments:
Control investments	—	(41)	—	(7,806)
Affiliate investments	(10,693)	—	(10,620)	—
Non-control/Non-affiliate investments	(89)	(472)	(16,800)	(6,157)

Net realized loss on investments	(10,782)	(513)	(27,420)	(13,963)

Net increase in net assets resulting from operations	$20,056	$15,671	$30,240	$33,119

Net investment income per common share — basic	$0.29	$0.27	$0.58	$0.52
Earnings per common share — basic	$0.25	$0.25	$0.40	$0.57
Weighted average common shares outstanding — basic	79,534	62,120	75,935	58,340
Net investment income per common share — diluted	$0.28	$0.27	$0.54	$0.52
Earnings per common share — diluted	$0.24	$0.25	$0.38	$0.57
Weighted average common shares outstanding — diluted	87,943	62,120	84,084	58,340

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share data)

(unaudited)

	Six months ended March 31, 2012	Six months ended March 31, 2011
Operations:
Net investment income	$43,779	$30,612
Net unrealized appreciation on investments and interest rate swap	13,881	16,470
Net realized loss on investments	(27,420)	(13,963)

Net increase in net assets from operations	30,240	33,119
Stockholder transactions:
Distributions to stockholders	(45,867)	(36,309)

Net decrease in net assets from stockholder transactions	(45,867)	(36,309)
Capital share transactions:
Issuance of common stock, net	99,876	143,430
Issuance of common stock under dividend reinvestment plan	446	2,336

Net increase in net assets from capital share transactions	100,322	145,766

Total increase in net assets	84,695	142,576

Net assets at beginning of period	728,627	569,172

Net assets at end of period	$813,322	$711,748

Net asset value per common share	$9.87	$10.68

Common shares outstanding at end of period	82,421	66,668

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six months ended March 31, 2012	Six months ended March 31, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$30,240	$33,119
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Gain on extinguishment of convertible senior notes	(1,341)	—
Net unrealized appreciation on investments and interest rate swap	(13,881)	(16,470)
Net realized losses on investments and interest rate swap	27,420	13,963
PIK interest income	(6,307)	(6,615)
Recognition of fee income	(16,044)	(8,401)
Accretion of original issue discount on investments	(914)	(809)
Amortization of deferred financing costs	2,051	955
Change in operating assets and liabilities:
Fee income received	12,578	14,011
Increase in interest and fees receivable	(225)	(1,826)
(Increase) decrease in due from portfolio company	(105)	7
Decrease in collateral posted to bank and other assets	26	81
Increase in accounts payable, accrued expenses and other liabilities	483	101
Increase (decrease) in base management fee payable	(319)	1,910
Increase in incentive fee payable	700	1,280
Decrease in due to FSC, Inc.	(63)	(275)
Increase (decrease) in interest payable	(360)	370
Decrease in payments received in advance from portfolio companies	(8)	(469)
Purchases of investments and net revolver activity, net of syndications	(204,346)	(452,661)
Principal payments received on investments (scheduled payments)	23,309	10,186
Principal payments received on investments (payoffs)	228,604	62,204
PIK interest income received in cash	1,798	6,711
Proceeds from the sale of investments	11,549	—

Net cash provided (used) by operating activities	94,845	(342,628)

Cash flows from financing activities:
Dividends paid in cash	(45,421)	(33,973)
Borrowings under SBA debentures payable	—	65,300
Borrowings under credit facilities	223,500	378,000
Repayments of borrowings under credit facilities	(314,024)	(244,000)
Repurchases of convertible senior notes	(9,378)	—
Proceeds from the issuance of common stock	100,700	143,922
Deferred financing costs paid	(1,973)	(4,338)
Offering costs paid	(715)	(492)

Net cash provided (used) by financing activities	(47,311)	304,419

Net increase (decrease) in cash and cash equivalents	47,534	(38,209)
Cash and cash equivalents, beginning of period	67,644	76,765

Cash and cash equivalents, end of period	$115,178	$38,556

Supplemental Information:
Cash paid for interest	$9,840	$3,338
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$446	$2,336

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(9)(13)(14)	Housewares & specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,586	$3,996	$1,610
First Lien Bridge Loan, 8% PIK due 3/31/2012(17)		113	113	—
97.38% membership interest			1,210	—

			5,319	1,610
Coll Materials Group LLC(19)	Environmental & facilities services
Second Lien Term Loan, 12% cash due 11/1/2014		6,885	6,885	6,880
50% Membership interest in CD Holdco, LLC			3,127	8,708

			10,012	15,588

Total Control Investments (2.1% of net assets)			$15,331	$17,198

Affiliate Investments(4)
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		$4,997	$4,880	$5,125
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,403	15,166	15,402
1,080,399 shares of Series A Preferred Stock			1,080	1,641

			21,126	22,168

Total Affiliate Investments (2.7% of net assets)			$21,126	$22,168

Non-Control/Non-Affiliate Investments(7)
Repechage Investments Limited(13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011(16)		$3,608	$3,412	$1,908
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	1,908
Traffic Control & Safety Corporation(9)(14)	Construction & engineering
Senior Term Loan A, LIBOR+9.0% cash due 6/29/2012		5,000	4,956	5,000
Senior Revolver, LIBOR+9.0% cash due 6/29/2012		12,486	12,409	12,514
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015(13)		21,760	20,829	10,918
Subordinated Loan, 15% PIK due 5/28/2015(13)		5,772	5,531	—
24,750 shares of Series B Preferred Stock			247	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			44,410	28,432
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	388
191,977 Shares A Shares			192	75

			408	463
Fitness Edge, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor), cash due 7/31/2012		375	375	378
First Lien Term Loan B, 12% cash 2.5% PIK due 7/31/2012		5,850	5,839	6,008
1,000 Common Units			43	179

			6,257	6,565
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,383	10,271	10,444
33,463 shares of Common Stock			345	717

			10,616	11,161
Rail Acquisition Corp.(14)	Electronic manufacturing services
First Lien Term Loan, 12% PIK due 9/1/2013		19,568	15,637	3,083
First Lien Revolver, 7.85% cash due 9/1/2013		4,369	4,370	4,370

			20,007	7,453

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,931	6,843	7,085

			6,843	7,085
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		5,763	5,611	5,706
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,335	10,285	10,329
First Lien Revolver, 12% cash due 7/17/2013		1,250	1,245	1,265

			17,141	17,300
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		19,088	18,872	19,407

			18,872	19,407
Cenegenics, LLC	Healthcare services
414,419 Common Units(6)			598	1,342

			598	1,342
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan A, 13% cash 2.5% PIK due 9/10/2014		12,682	12,508	12,640
First Lien Term Loan B, 12% cash due 9/10/2014		5,860	5,789	2,365

			18,297	15,005
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest(15)			240	240

			240	240
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(6)(15)			598	598

			598	598
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,000	2,989	2,851
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		23,293	23,268	20,687
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014(10)		1,500	1,500	1,356

			27,757	24,894
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		29,404	28,839	29,295
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014		2,175	1,875	2,310
17,391 Shares of Series A-1 Preferred Stock			313	313
17,391 Shares of Common Stock			187	10

			31,214	31,928
Tegra Medical, LLC(9)	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		20,854	20,619	20,808
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,897	22,660	22,679
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,457	2,473

			45,736	45,960
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest(12)(15)			—	—

			—	—

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,123	9,988	10,137
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,212	9,091	9,173
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)			(25)	—

			19,054	19,310
NDSSI Holdings, LLC(9)	Electronic equipment & instruments
First Lien Term Loan A, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		21,864	21,604	21,380
First Lien Term Loan B, LIBOR+9.75% (3% floor) cash 3.75% PIK due 12/31/2012		8,076	8,076	8,095
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,461	3,459
2,000 Series D Preferred Units			2,379	2,378

			35,520	35,312
Eagle Hospital Physicians, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		24,978	24,561	24,927
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015		1,100	1,065	1,113

			25,626	26,040
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,380	13,189	13,356
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,071	10,916	10,986
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(11)			(56)	—

			24,049	24,342
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		4,650	4,416	4,587
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,804	10,837
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015(11)			(71)	—

			15,149	15,424
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		20,843	20,516	20,915
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		23,933	23,561	24,014
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015(11)			(190)	—
2,086,163 Common Units in RPWL Holdings, LLC			3,347	3,065

			47,234	47,994
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		11,125	10,877	11,109
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,693	15,544	17,357
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015		1,500	1,407	1,499
10,371 Preferred Equity units in Miche Holdings, LLC			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC			1,463	725

			30,328	31,859
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(15)			66	66

			66	66
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		7,380	7,271	7,383
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015(11)			(4)	—

			7,267	7,383

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
DISA, Inc.	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		11,865	11,671	11,970
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,459	8,332	8,634
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(61)	—

			19,942	20,604
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		648	648	648
First Lien Revolver, 8% cash due 11/30/2013			—	—

			648	648
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan B, 8% PIK due 6/30/2012		4,190	4,190	2,090

			4,190	2,090
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,362	16,066	16,161
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(35)	—

			16,031	16,161
Cardon Healthcare Network, LLC(9)	Diversified support services
First Lien Term Loan A, LIBOR+10% (1.75% floor) cash due 1/24/2017		10,665	10,478	10,970
First Lien Term Loan B, LIBOR+9% (1.75% floor) cash due 1/24/2017		22,283	22,055	22,316
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/24/2017(11)			(44)	—
65,903 Class A Units			250	342

			32,739	33,628
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		32,850	32,401	32,255

			32,401	32,255
Phoenix Brands Merger Sub LLC(9)	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		7,446	7,288	7,418
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,789	20,373	19,900
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		2,143	2,014	2,204

			29,675	29,522
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		8,543	8,411	8,510

			8,411	8,510
CCCG, LLC(9)	Oil & gas equipment & services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,747	34,004	34,377

			34,004	34,377
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,688	24,205	24,163

			24,205	24,163
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		13,930	13,628	13,934
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,242	19,796	20,333
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(117)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	64
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	999

			34,307	35,330

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		3,994	3,936	3,932
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		4,700	4,635	4,634

			8,571	8,566
Securus Technologies, Inc.	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		22,500	22,086	22,339

			22,086	22,339
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,940	7,854	7,990

			7,854	7,990
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		16,125	15,970	16,042
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,633	11,524	11,643
First Lien Term Loan C, 18% PIK due 6/30/2016		2,976	2,951	2,970
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016(11)			(33)	—

			30,412	30,655
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(15)			386	386

			386	386
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		16,938	16,788	16,915
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2017		10,143	10,059	9,927
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016(11)			(62)	—

			26,785	26,842
Stackpole Powertrain International ULC(15)	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,243	18,080	18,164
1,000 Common Units			1,000	1,063

			19,080	19,227
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		6,722	6,652	6,691
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,344	6,281	6,269
Senior Revolver, LIBOR+7% cash due 8/8/2016(11)			(32)	—

			12,901	12,960
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,637	10,534	10,562
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,480	3,451	3,560

			13,985	14,122
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		5,789	5,686	5,833

			5,686	5,833
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(15)			525	525

			525	525
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		9,950	9,883	10,193
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,347	17,660

			27,230	27,853

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		26,830	26,583	26,842
299,292.94 Class A Units(6)			299	222

			26,882	27,064
RCPDirect, LP.	Multi-sector holdings
0.91% limited partnership interest(15)			297	297

			297	297
The MedTech Group, Inc.	Healthcare equipment
Senior Term Loan, LIBOR+5.5% (1.5% floor) cash due 9/7/2016		12,935	12,831	12,921

			12,831	12,921
Digi-Star Acquisition Holdings, Inc.	Industrial Machinery
Mezzanine Term Loan, 12% cash 1.5% PIK due 11/18/2017		10,056	9,940	10,121
225 Class A Preferred Units			225	225
2,500 Class A Common Units			25	44

			10,190	10,390
CPASS Acquisition Company	Internet software & services
Senior Term Loan, LIBOR+9% (1.5% floor) cash 1% PIK due 11/21/2016		4,955	4,848	5,029
Senior Revolver, LIBOR+9% (1.5% floor) cash due 11/21/2016(11)			(18)	—

			4,830	5,029
Genoa Healthcare Holdings, LLC	Pharmaceuticals
Mezzanine Term Loan, 12% cash 2% PIK due 6/1/2017		12,584	12,467	12,555
500,000 Preferred units			475	487
500,000 Class A Common Units			25	32

			12,967	13,074
SolutionSet, Inc.	Advertising
Senior Term Loan, LIBOR+6% (1% floor) cash due 12/21/2016		9,739	9,646	9,687

			9,646	9,687
Slate Pharmaceuticals Acquisition Corp.	Healthcare services
Subordinated Term Loan, 12% cash 1.5% PIK due 12/29/2017		20,077	19,889	20,107

			19,889	20,107
ACON Equity Partners III, LP	Multi-sector holdings
0.31% limited partnership interest(12)(15)			—	—

			—	—
Blue Coat Systems, Inc.	Internet software & services
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 2/15/2018		15,000	14,853	15,000
Second Lien Term Loan, LIBOR+10% (1.5% floor) cash due 8/15/2018		7,000	6,932	7,000

			21,785	22,000
CRGT, Inc.(18)	IT consulting & other services
Mezzanine Term Loan, 12.5% cash 3% PIK due 3/9/2018		25,547	25,295	25,618

			25,295	25,618
Riverside Fund V, LP	Multi-sector holdings
0.4% limited partnership interest(12)(15)			—	—

			—	—
World 50, Inc.	Research & consulting services
Senior Term Loan A, LIBOR+6.25% (1.5% floor) cash due 3/30/2017		9,000	8,858	9,000
Senior Term Loan B, 12.5% cash due 3/30/2017		5,500	5,415	5,500
Senior Revolver, LIBOR+6.25% (1.5% floor) cash due 3/30/2017(11)			(62)	—

			14,211	14,500

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Huddle House, Inc.	Restaurants
Subordinated Term Loan, 11% cash 1.6% PIK due 3/30/2018		13,850	13,714	13,851

			13,714	13,851

Total Non-Control/Non-Affiliate Investments (125.0% of net assets)			$1,042,240	$1,016,857

Total Portfolio Investments (129.9% of net assets)			$1,078,697	$1,056,223

(1)	Debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Cardon Healthcare Network, LLC	January 24, 2012	+ 1.5% on Term Loan A		Per loan amendment

Traffic Control & Safety Corporation	January 1, 2012	+ 3.0% on Senior Term Loan & Senior Revolver	+ 2.0% on Subordinated Term Loan	Default interest per loan agreement
		– 4.0% on Second Lien Term Loan	+ 3.0% on Second Lien Term Loan

Tegra Medical, LLC	January 1, 2012		+ 0.5% on Term Loan B	Per loan amendment

NDSSI Holdings, Inc.	December 31, 2011		– 1.0% on Term Loan A	Per loan amendment

Phoenix Brands Merger Sub LLC	December 22, 2011	+ 0.75% on Subordinated Term Loan; + 0.50% on Senior Term Loan & Revolver		Per loan amendment

CCCG, LLC	November 15, 2011	+ 0.5% on Term Loan		Per waiver agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan amendment

Lighting By Gregory, LLC	March 11, 2011	+ 6.0% on Bridge Loan	– 8.0% on Bridge Loan	Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Fifth Street Finance Corp.

Consolidated Schedule of Investments

March 31, 2012

(dollar amounts in thousands)

(unaudited)

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Cost amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of March 31, 2012.

(14)	Investment was on PIK non-accrual status as of March 31, 2012.

(15)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

(16)	Repechage Investments Limited Term Loan is under negotiation and, as such, the maturity date of the loan has been temporarily suspended.

(17)	Lighting By Gregory, LLC Bridge Loan is under negotiation and, as such, the maturity date of the loan has been temporarily suspended.

(18)	In March 2012, the Company received a cash payment from CRGT, Inc. in full satisfaction of all obligations under the senior loan agreement. As part of this refinancing, the Company closed on a $25.5 million subordinated debt investment in CRGT, Inc.

(19)	In November 2011, Nicos Polymers & Grinding, Inc. was merged into Coll Materials Group, LLC. As a result of this transaction, the Company’s 50% membership interest in CD Holdco, LLC now represents a 23.25% membership interest in Coll Materials Group, LLC and the first lien revolver and term loan were consolidated into a $6.9 million second lien term loan with a scheduled maturity of three years that bears monthly cash interest at a rate of 12.0% per annum.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments(3)
Lighting By Gregory, LLC(9)(13)(14)	Housewares & specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,366	$3,996	$2,526
First Lien Bridge Loan, 8% PIK due 3/31/2012		112	113	—
97.38% membership interest			1,210	—

			5,319	2,526
Nicos Polymers & Grinding, Inc.	Environmental & facilities services
First Lien Term Loan, 8% cash due 12/4/2017		5,347	5,280	5,189
First Lien Revolver, 8% cash due 12/4/2017		1,500	1,500	1,551
50% Membership interest in CD Holdco, LLC			1,627	5,234

			8,407	11,974

Total Control Investments (2.0% of net assets)			$13,726	$14,500

Affiliate Investments(4)
O’Currance, Inc.(13)(14)	Data Processing & outsourced services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		$11,414	$11,254	$3,173
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,164	1,140	324
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	—
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			12,774	3,497
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		5,712	5,527	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,161	14,801	15,067
1,080,399 shares of Series A Preferred Stock			1,080	1,490

			21,408	22,400

Total Affiliate Investments (3.6% of net assets)			$34,182	$25,897

Non-Control/Non-Affiliate Investments(7)
Repechage Investments Limited(13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		$3,558	$3,412	$1,829
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	1,829
Traffic Control & Safety Corporation(9)	Construction & engineering
Senior Term Loan, LIBOR+9% cash due 6/29/2012		5,000	4,870	4,957
Senior Revolver, LIBOR+9% cash due 6/29/2012		11,986	11,754	11,966
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		20,795	20,602	17,545
Subordinated Loan, 15% PIK due 5/28/2015		5,325	5,325	1,346
24,750 shares of Series B Preferred Stock			247	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			43,236	35,814
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	388
191,977 Shares A Shares			192	74

			408	462
Fitness Edge, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 7/31/2012		750	749	757
First Lien Term Loan B, 12.5% cash 2.5% PIK due 7/31/2012		5,776	5,750	5,814
1,000 Common Units(6)			43	181

			6,542	6,752

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Boot Barn	Apparel, accessories & luxury goods and footwear
255.78 shares of Series A&B Preferred Stock			247	71
1,354 shares of Common Stock			9	9

			256	80
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		19,070	17,064	—
285 shares of Common Stock			1	—

			17,065	—
Capital Equipment Group, Inc.(9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,278	10,112	10,226
33,463 shares of Common Stock			345	634

			10,457	10,860
Rail Acquisition Corp.	Electronic manufacturing services
First Lien Term Loan, 12% PIK due 9/1/2013		18,415	15,636	4,106
First Lien Revolver, 7.85% cash due 9/1/2013		4,554	4,554	4,554

			20,190	8,660
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,844	6,736	6,840

			6,736	6,840
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,263	6,049	6,352
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,282	10,212	10,217
First Lien Revolver, 12% cash due 7/17/2013(11)			(7)	—

			16,254	16,569
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		18,895	18,631	18,938

			18,631	18,938
Cenegenics, LLC	Healthcare services
414,419 Common Units(6)			598	1,060

			598	1,060
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		3,236	3,215	3,244
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,861	17,061
First Lien Revolver, 10% cash due 3/31/2014(11)			(25)	—
453,755 Preferred units of IZI Holdings, LLC			454	642

			20,505	20,947
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,523	12,287	11,763
First Lien Revolver, 12% cash due 9/10/2014		5,800	5,697	5,479

			17,984	17,242
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest(16)			122	122

			122	122
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(16)			445	445

			445	445

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		8,000	7,871	8,010
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		15,521	15,306	15,371
First Lien Term Revolver, 10% cash due 12/17/2014		5,750	5,623	5,809

			28,800	29,190
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,500	3,500	3,497
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,999	22,999	22,600
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014(10)		1,500	1,500	1,479

			27,999	27,576
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		30,134	29,467	29,780
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014(11)			(305)	—
17,391 Shares of Series A-1 Preferred Stock			313	313
17,391 Shares of Common Stock			187	83

			29,662	30,176
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		22,540	22,244	22,744
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,551	22,270	22,226
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,449	2,501

			46,963	47,471
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest(12)(16)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,675	10,512	10,654
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,142	9,001	9,067
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)			(29)	—

			19,484	19,721
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		29,788	29,370	29,278
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,435	3,538
2,000 Series D Preferred Units			2,047	2,047

			34,852	34,863
Eagle Hospital Physicians, Inc.(9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		25,400	24,907	25,246
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015(11)			(42)	—

			24,865	25,246
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,961	13,713	13,945
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070	10,882	11,015
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015(11)			(69)	—

			24,526	24,960
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		8,329	8,189	8,343
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		17,246	16,962	17,281
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015(11)			(50)	—

			25,101	25,624

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		8,325	8,148	8,220
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,770	10,756
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,916	2,029

			20,834	21,005
CRGT, Inc.	IT consulting & other services
First Lien Term Loan A, LIBOR+7.5% cash due 10/1/2015		27,913	27,495	27,659
First Lien Term Loan B, 12.5% cash 10/1/2015		22,000	21,648	21,869
First Lien Revolver, LIBOR+7.5% cash due 10/1/2015(11)			(200)	—

			48,943	49,528
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		15,990	15,720	15,668
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		21,231	20,888	20,983
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015		5,250	5,152	5,162
2,086,163 Common Units in RPWL Holdings, LLC			2,086	1,973

			43,846	43,786
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		13,708	13,353	13,735
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,425	14,983	17,115
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(11)			(105)	—
10,371 Preferred Equity units in Miche Holdings, LLC(6)			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC(6)			1,463	1,496

			30,731	33,515
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(16)			40	40

			40	40
Dominion Diagnostics, LLC(9)	Healthcare services
First Lien Term Loan A, LIBOR+7% (2.5% floor) cash due 12/17/2015		29,550	29,030	29,442
First Lien Term Loan B, LIBOR+10.5% (2.5% floor) cash 1% PIK due 12/17/2015		20,008	19,675	19,546
First Lien Revolver, LIBOR+6.5% (2.5% floor) cash due 12/17/2015(11)			(83)	—

			48,622	48,988
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		8,046	7,923	8,007
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015		133	129	135

			8,052	8,142
DISA, Inc.	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		12,460	12,256	12,542
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,395	8,264	8,410
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(63)	—

			20,457	20,952
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		773	773	773
First Lien Revolver, 8% cash due 11/30/2013			—	—

			773	773

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan A, 8% cash due 11/30/2013		2,061	1,947	2,061
First Lien Term Loan B, 8% PIK due 7/31/2011(15)		3,969	3,969	2,000
First Lien Revolver, 8% cash due 11/30/2013			—	—

			5,916	4,061
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,766	16,461	16,702
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(35)	—

			16,426	16,702
Cardon Healthcare Network, LLC	Diversified support services
First Lien Term Loan, LIBOR+10% (1.75% floor) cash due 1/6/2016(9)		11,250	11,051	11,210
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/6/2016(11)			(35)	—

			11,016	11,210
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		13,600	13,311	13,329

			13,311	13,329
IOS Acquisitions, Inc.	Oil & gas equipment & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 1/14/2016		8,700	8,576	8,656
First Lien Term Loan B, LIBOR+10% (2% floor) cash 2% PIK due 1/14/2016		10,618	10,466	10,480
First Lien Revolver, LIBOR+8% (2% floor) cash due 1/14/2016		750	714	777

			19,756	19,913
Actient Pharmaceuticals, LLC	Healthcare services
First Lien Term Loan, LIBOR+6.25% (2% floor) cash due 7/29/2015		9,180	9,018	9,169

			9,018	9,169
Phoenix Brands Merger Sub LLC	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		8,036	7,875	7,674
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,390	20,035	19,071
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,429	3,303	3,198

			31,213	29,943
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,847	10,649	10,828

			10,649	10,828
CCCG, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,738	34,115	34,152

			34,115	34,152
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,813	24,292	24,440

			24,292	24,440
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		14,220	13,920	14,273
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,162	19,731	20,078
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(113)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	847

			34,538	35,198

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		4,416	4,352	4,332
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		5,000	4,929	4,903

			9,281	9,235
Ernest Health, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1.75% floor) cash due 5/13/2017		25,000	24,656	25,049

			24,656	25,049
Securus Technologies, Inc.	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		26,500	25,995	26,374

			25,995	26,374
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,980	7,904	7,977

			7,904	7,977
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		17,063	16,878	16,938
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,545	11,422	11,343
First Lien Term Loan C, 18% PIK due 6/30/2016		2,721	2,693	2,593
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		543	506	821

			31,499	31,695
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(16)			299	299

			299	299
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		17,411	17,242	17,411
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2017		10,043	9,948	10,043
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		1,176	1,107	1,177

			28,297	28,631
Stackpole Powertrain International ULC(16)	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,059	17,883	18,059
1,000 Common Units			1,000	1,000

			18,883	19,059
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		7,027	6,942	7,027
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,248	6,174	6,248
Senior Revolver, LIBOR+7% cash due 8/8/2016(11)			(37)	—

			13,079	13,275
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,530	10,417	10,530
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,181	3,147	3,181

			13,564	13,711
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		10,000	9,803	10,000

			9,803	10,000
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(12)(16)			—	—

			—	—

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		10,000	9,926	10,000
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,331	17,500

			27,257	27,500
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		19,002	18,816	19,002
250,000 Class A Units			250	250

			19,066	19,252

Total Non-Control/Non-Affiliate Investments (148.1% of net assets)			$1,108,174	$1,079,440

Total Portfolio Investments (153.7% of net assets)			$1,156,082	$1,119,837

(1)	Debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Cardon Healthcare Network, LLC	July 1, 2011	– 2.5% on Term Loan		Tier pricing per credit agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan agreement

Dominion Diagnostics, LLC	April 1, 2011	– 0.5% on Term Loan A	– 1.0% on Term Loan B	Tier pricing per credit agreement

Lighting by Gregory, LLC	March 11, 2011	– 2.0% on Bridge Loan		Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Traffic Control & Safety Corporation	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement

Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

(10)	Revolving credit line had been suspended and was deemed unlikely to be renewed in the future.

(11)	Cost amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2011.

(14)	Investment was on PIK non-accrual status as of September 30, 2011.

(15)	Best Vinyl Fence & Deck, LLC Term Loan B was under negotiation and, as such, the maturity date of the loan had been temporarily suspended.

(16)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the “Company”, “FSC”, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred from inception through March 31, 2012:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	$9.25		$87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	$10.50		$58.0 million
January 27, 2010	Follow-on public offering	7,000,000	$11.20		$78.4 million
February 25, 2010	Underwriters’ partial exercise of over-allotment option	300,500	$11.20		$3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	$11.50		$105.8 million
December 2010	At-the-Market offering	429,110	$11.87	(1)	$5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	$12.65		$145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ partial exercise of over-allotment option)	5,558,469	$11.72		$65.1 million
January 26, 2012	Follow-on public offering	10,000,000	$10.07		$100.7 million

(1)	Average offering price

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of March 31, 2012, the Company’s SBIC subsidiary had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $126.2 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

For the three and six months ended March 31, 2012, the Company recorded interest expense of $1.6 million and $3.2 million, respectively, related to the SBA-guaranteed debentures.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $1.06 billion and $1.12 billion at March 31, 2012 and September 30, 2011, respectively. The portfolio investments represent 129.9% and 153.7% of net assets at March 31, 2012 and September 30, 2011, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income and bond yield approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market approach or income approach in determining the fair value of the Company’s investment in the portfolio company. If there is deterioration in the credit quality of the portfolio company or an investment is in workout status, the Company may use alternative methodologies, including an asset liquidation or expected recovery model.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	The finance department prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at March 31, 2012 and September 30, 2011 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide the Company with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith. The Company intends to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

Investment Income:

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees. The Company capitalizes a portion of the upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Senior Notes:

The Company may repurchase its Convertible Senior Notes in accordance with the 1940 Act and the rules promulgated thereunder and may surrender these Notes to the Trustee for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $6.1 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

Collateral Posted to Bank:

Collateral posted to bank consisted of cash posted as collateral with respect to the Company’s interest rate swap, which was terminated in August 2011. The Company was restricted in terms of access to this collateral until such swap was terminated or the swap agreement expired. Cash collateral posted was held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swaps to fair value on a quarterly basis through its Consolidated Statement of Operations. As of March 31, 2012, the Company was not party to any interest rate swap agreements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting and printing fees. $0.8 million of offering costs have been charged to capital during the six months ended March 31, 2012.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2012). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008, 2009 and 2010. The Company did not incur a federal excise tax for calendar year 2011 and does not expect to incur a federal excise tax for calendar year 2012. The Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating loss carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008, 2009 or 2010. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

ASU 2011-04 amends ASC 820 and requires entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholders’ equity, and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

Note 3.	Portfolio Investments

At March 31, 2012, 129.9% of net assets or $1.06 billion was invested in 67 long-term portfolio investments and 14.2% of net assets or $115.2 million was invested in cash and cash equivalents. In comparison, at September 30, 2011, 153.7% of net assets or $1.12 billion was invested in 65 long-term portfolio investments and 9.3% of net assets or $67.6 million was invested in cash and cash equivalents. As of March 31, 2012, 81.3% of the Company’s portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the three and six months ended March 31, 2012, the Company recorded net realized losses of $10.8 million and $27.4 million, respectively. During the three and six months ended March 31, 2011, the Company recorded net realized losses on investments of $0.5 million and $14.0 million, respectively. During the three and six months ended March 31, 2012, the Company recorded net unrealized appreciation of $8.0 million and $13.9 million, respectively. During the three and six months ended March 31, 2011, the Company recorded net unrealized depreciation of $0.4 million and net unrealized appreciation of $16.5 million, respectively.

The composition of the Company’s investments as of March 31, 2012 and September 30, 2011 at cost and fair value was as follows:

	March 31, 2012		September 30, 2011
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$1,056,115	$1,029,661	$1,137,754	$1,099,708
Investments in equity securities	22,582	26,562	18,328	20,129

Total	$1,078,697	$1,056,223	$1,156,082	$1,119,837

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The composition of the Company’s debt investments as of March 31, 2012 and September 30, 2011 at fixed rates and floating rates was as follows:

	March 31, 2012		September 30, 2011
	Fair Value	% of Debt Portfolio	Fair Value	% of Debt Portfolio
Fixed rate debt securities	$351,469	34.13%	$359,873	32.72%
Floating rate debt securities	678,192	65.87%	739,835	67.28%

Total	$1,029,661	100.00%	$1,099,708	100.00%

The following table presents the financial instruments carried at fair value as of March 31, 2012, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$736,192	$736,192
Investments in debt securities (second lien)	—	—	122,261	122,261
Investments in debt securities (subordinated)	—	—	171,208	171,208
Investments in equity securities (preferred)	—	—	7,801	7,801
Investments in equity securities (common)	—	—	18,761	18,761

Total investments at fair value	$—	$—	$1,056,223	$1,056,223

The following table presents the financial instruments carried at fair value as of September 30, 2011, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$875,092	$875,092
Investments in debt securities (second lien)	—	—	143,383	143,383
Investments in debt securities (subordinated)	—	—	81,233	81,233
Investments in equity securities (preferred)	—	—	7,167	7,167
Investments in equity securities (common)	—	—	12,962	12,962

Total investments at fair value	$—	$—	$1,119,837	$1,119,837

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from December 31, 2011 to March 31, 2012 for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of December 31, 2011	$834,405	$139,624	$123,696	$7,429	$14,744	$1,119,898
New investments & net revolver activity	62,064	7,000	47,016	—	3,747	119,827
Redemptions/repayments	(162,030)	(25,745)	—	—	—	(187,775)
Net accrual of PIK interest income	850	347	857	172	—	2,226
Accretion of original issue discount	248	60	—	—	—	308
Net change in unearned income	2,323	378	(397)	—	—	2,304
Net unrealized appreciation	6,917	243	36	331	520	8,047
Net change from unrealized to realized	(8,585)	354	—	(131)	(250)	(8,612)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of March 31, 2012	$736,192	$122,261	$171,208	$7,801	$18,761	$1,056,223

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at March 31, 2012 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended March 31, 2012	$(1,668)	$597	$36	$200	$270	$(565)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from December 31, 2010 to March 31, 2011, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of December 31, 2010	$642,402	$84,296	$5,320	$3,963	$6,414	$742,395
New investments & net revolver activity	196,101	—	20,000	999	905	218,005
Redemptions/repayments	(17,074)	(1,581)	—	—	—	(18,655)
Net accrual of PIK interest income	1,895	(241)	215	—	—	1,869
Accretion of original issue discount	338	82	—	—	—	420
Net change in unearned income	(2,844)	119	(389)	—	—	(3,114)
Net unrealized appreciation (depreciation)	1,335	(89)	(799)	(149)	(904)	(606)
Net change from unrealized to realized	(268)	—	—	(254)	(43)	(565)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of March 31, 2011	$821,885	$82,586	$24,347	$4,559	$6,372	$939,749

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at March, 31, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the three months ended March 31, 2011	$1,067	$(89)	$(799)	$(403)	$(947)	$(1,171)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2011 to March 31, 2012 for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2011	$875,092	$143,383	$81,233	$7,167	$12,962	$1,119,837
New investments & net revolver activity	102,817	7,000	89,516	700	4,313	204,346
Redemptions/repayments	(241,538)	(23,751)	—	(713)	(9)	(266,011)
Net accrual of PIK interest income	1,545	908	1,723	333	—	4,509
Accretion of original issue discount	794	120	—	—	—	914
Net change in unearned income	3,424	1,088	(894)	—	—	3,618
Net unrealized appreciation (depreciation)	1,850	10,223	(370)	432	1,746	13,881
Net change from unrealized to realized	(7,792)	(16,710)	—	(118)	(251)	(24,871)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of March 31, 2012	$736,192	$122,261	$171,208	$7,801	$18,761	$1,056,223

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at March 31, 2012 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the six months ended March 31, 2012	$(5,942)	$(6,487)	$(370)	$314	$1,495	$(10,990)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2010 to March 31, 2011, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2010	$416,324	$136,786	$5,470	$2,892	$2,349	$563,821
New investments & net revolver activity	425,950	—	20,000	2,036	4,728	452,714
Redemptions/repayments	(24,078)	(51,722)	—	—	—	(75,800)
Net accrual of PIK interest income	3,691	(4,214)	427	—	—	(96)
Accretion of original issue discount	494	315	—	—	—	809
Net change in unearned income	(7,121)	918	(389)	—	—	(6,592)
Net unrealized appreciation (depreciation)	17,154	283	(1,161)	(115)	(662)	15,499
Net change from unrealized to realized	(10,529)	220	—	(254)	(43)	(10,606)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of March 31, 2011	$821,885	$82,586	$24,347	$4,559	$6,372	$939,749

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at March, 31, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the six months ended March 31, 2011	$6,625	$503	$(1,161)	$(369)	$(705)	$4,893

The Company utilizes a bond yield model to estimate the fair value of its debt investments where there is not a readily available market value (Level 3) based on the present value of expected cash flows. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium, size premium and industry premium, which are significant unobservable inputs into the model.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of March 31, 2012:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range						Weighted Average
First lien debt	$720,120	Bond yield approach	Capital structure premium	(a	)	0.0%		-	1.0%	0.3%
			Tranche specific risk premium/(discount)	(a	)	(2.5%	)	-	12.5%	3.0%
			Size premium	(a	)	0.0%		-	2.0%	1.3%
			Industry premium/(discount)	(a	)	(1.3%	)	-	3.9%	0.3%

	16,072	Enterprise value approach	Weighted average cost of capital			21.0%		-	22.0%	21.5%
			Company specific risk premium	(a	)	4.0%		-	8.0%	6.1%
			Revenue growth rate			10.0%		-	10.0%	10.0%
			EBITDA multiple	(b	)	3.2x		-	7.5x	5.9x

Second lien & subordinated debt	282,551	Bond yield approach	Capital structure premium	(a	)	2.0%		-	2.0%	2.0%
			Tranche specific risk premium	(a	)	1.5%		-	7.8%	4.4%
			Size premium	(a	)	0.0%		-	2.0%	1.0%
			Industry premium/(discount)	(a	)	(1.3%	)	-	0.8%	(0.2%	)
	10,918	Enterprise value approach	Weighted average cost of capital			24.0%		-	24.0%	24.0%
			Company specific risk premium	(a	)	6.0%		-	6.0%	6.0%
			Revenue growth rate			10.4%		-	10.4%	10.4%
			EBITDA multiple	(b	)	7.6x		-	7.6x	7.6x

Preferred & common equity	26,562	Enterprise value approach	Weighted average cost of capital			10.0%		-	36.0%	24.8%
			Company specific risk premium	(a	)	2.0%		-	21.0%	12.1%
			Revenue growth rate			3.6%		-	26.3%	15.2%
			EBITDA multiple	(b	)	4.6x		-	10.2x	7.8x

Total	$1,056,223

(a)	Used when market participant would take into account this premium or discount when pricing the investment.

(b)	Used when market participant would use such multiples when pricing the investment.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium, and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the enterprise value approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate and EBITDA multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or EBITDA multiple in isolation may result in a significantly higher or lower fair value measurement, respectively.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of March 31, 2012 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Credit facilities payable	$87,500	$87,500	$—	$—	$87,500
SBA debentures payable	150,000	126,200	—	—	126,200
Convertible senior notes payable	124,000	118,000	—	—	118,000

Total	$361,500	$331,700	$—	$—	$331,700

The carrying values of credit facilities payable approximates their fair values and are included in Level 3 of the hierarchy.

The Company utilizes the bond yield approach to estimate the fair value of its SBA debentures payable, which are included in Level 3 of the hierarchy. Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flows streams for the debentures. The Company reviews various sources of data involving investments with similar characteristics and assesses the information in the valuation process.

The Company uses recent market transactions to estimate the fair value of the convertible senior notes payable, which are included in Level 3 of the hierarchy.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The Company’s off-balance sheet arrangements consisted of $94.4 million and $108.8 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of March 31, 2012 and September 30, 2011, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of March 31, 2012 and September 30, 2011 is shown in the table below:

	March 31, 2012	September 30, 2011
JTC Education, Inc.	$11,825	$14,000
Welocalize, Inc.	10,000	750
Charter Brokerage, LLC	7,353	6,176
Rail Acquisition Corp.	5,630	5,446
Refac Optical Group	5,500	5,500
Phoenix Brands Merger Sub LLC	4,286	3,000
Enhanced Recovery Company, LLC	4,000	4,000
DISA, Inc.	4,000	4,000
Specialty Bakers, LLC	4,000	2,000
World 50, Inc.	4,000	—
Miche Bag, LLC	3,500	5,000
Titan Fitness, LLC	3,500	2,957
Discovery Practice Management, Inc.	3,000	3,000
Cardon Healthcare Network, LLC	3,000	2,000
Traffic Control & Safety Corporation	2,514	3,014
Riverside Fund V, LP (limited partnership interest)	2,000	—
Mansell Group, Inc.	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	2,000
Tegra Medical, LLC	1,500	1,500
Milestone Partners IV, LP (limited partnership interest)	1,475	2,000
Eagle Hospital Physicians, Inc.	1,400	2,500
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
CPASS Acquisition Company	1,000	—
ACON Equity Partners III, LP (limited partnership interest)	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	934	960
Riverlake Equity Partners II, LP (limited partnership interest)	760	878
HealthDrive Corporation	750	2,000
RCPDirect, LP (limited partnership interest)	703	—
Baird Capital Partners V, LP (limited partnership interest)	614	701
Riverside Fund IV, LP (limited partnership interest)	402	555
Saddleback Fence and Vinyl Products, Inc.	401	400
Advanced Pain Management	400	267
CRGT, Inc.	—	12,500
Dominion Diagnostics, LLC	—	5,000
ADAPCO, Inc.	—	4,250
Epic Acquisition, Inc.	—	3,000
IZI Medical Products, Inc.	—	2,500
Flatout, Inc.	—	1,500
IOS Acquisitions, Inc.	—	1,250
Best Vinyl Fence & Deck, LLC	—	1,000
Trans-Trade, Inc.	—	200

Total	$94,447	$108,804

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	March 31, 2012		September 30, 2011
Cost:
First lien debt	$750,089	69.54%	$890,729	77.05%
Second lien debt	130,110	12.06%	161,455	13.97%
Subordinated debt	175,916	16.31%	85,570	7.40%
Purchased equity	14,998	1.39%	11,263	0.97%
Equity grants	5,474	0.51%	6,158	0.53%
Limited partnership interests	2,110	0.19%	907	0.08%

Total	$1,078,697	100.00%	$1,156,082	100.00%

	March 31, 2012		September 30, 2011
Fair value:
First lien debt	$736,192	69.70%	$875,092	78.14%
Second lien debt	122,261	11.58%	143,383	12.80%
Subordinated debt	171,208	16.21%	81,233	7.25%
Purchased equity	18,736	1.77%	12,548	1.12%
Equity grants	5,716	0.54%	6,675	0.60%
Limited partnership interests	2,110	0.20%	906	0.09%

Total	$1,056,223	100.00%	$1,119,837	100.00%

The Company invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	March 31, 2012		September 30, 2011
Cost:
Northeast U.S.	$361,126	33.48%	$389,185	33.66%
Southwest U.S.	219,619	20.36%	273,513	23.66%
Southeast U.S.	217,979	20.21%	244,988	21.19%
West U.S.	173,642	16.10%	142,745	12.35%
Midwest U.S.	87,251	8.09%	86,768	7.51%
Canada	19,080	1.76%	18,883	1.63%

Total	$1,078,697	100.00%	$1,156,082	100.00%

	March 31, 2012		September 30, 2011
Fair value:
Northeast U.S.	$364,477	34.51%	$389,898	34.82%
Southeast U.S.	221,318	20.95%	248,588	22.20%
Southwest U.S.	203,631	19.28%	246,358	22.00%
West U.S.	158,109	14.97%	127,522	11.39%
Midwest U.S.	89,462	8.47%	88,412	7.90%
Canada	19,226	1.82%	19,059	1.69%

Total	$1,056,223	100.00%	$1,119,837	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The composition of the Company’s portfolio by industry at cost and fair value as of March 31, 2012 and September 30, 2011 were as follows:

	March 31, 2012		September 30, 2011
Cost:
Healthcare services	$147,462	13.67%	$227,145	19.65%
Healthcare equipment	82,773	7.67%	71,254	6.16%
Internet software & services	73,850	6.85%	43,846	3.79%
Diversified support services	73,770	6.84%	55,472	4.80%
Oil & gas equipment services	60,788	5.64%	82,168	7.11%
Construction and engineering	44,410	4.12%	43,236	3.74%
Pharmaceuticals	40,197	3.73%	27,257	2.36%
Leisure facilities	36,668	3.40%	38,041	3.29%
Electronic equipment & instruments	35,521	3.29%	34,852	3.01%
Specialty stores	34,307	3.18%	34,538	2.99%
Diversified financial services	32,401	3.00%	13,311	1.15%
Education services	31,214	2.89%	29,662	2.57%
Apparel, accessories & luxury goods	30,328	2.81%	30,986	2.68%
Household products	29,675	2.75%	31,213	2.70%
Advertising	29,108	2.70%	19,892	1.72%
Home improvement retail	27,757	2.57%	27,999	2.42%
IT consulting & other services	25,295	2.34%	48,943	4.23%
Restaurants	23,562	2.18%	13,966	1.21%
Integrated telecommunication services	22,086	2.05%	25,995	2.25%
Industrial machinery	20,805	1.93%	10,457	0.90%
Electronic manufacturing services	20,006	1.85%	20,190	1.75%
Human resources & employment services	19,941	1.85%	20,457	1.77%
Auto parts & equipment	19,080	1.77%	18,883	1.63%
Distributors	18,872	1.75%	18,631	1.61%
Air freight & logistics	18,298	1.70%	17,984	1.56%
Environmental & facilities services	17,866	1.66%	16,311	1.41%
Food distributors	15,149	1.40%	20,834	1.80%
Research & consulting services	14,211	1.32%	—	0.00%
Leisure products	13,986	1.30%	13,564	1.17%
Construction materials	6,843	0.63%	6,736	0.58%
Housewares & specialties	5,319	0.49%	5,319	0.46%
Building products	4,838	0.45%	6,689	0.58%
Multi-sector holdings	2,111	0.20%	907	0.09%
Movies & entertainment	200	0.02%	199	0.02%
Fertilizers & agricultural chemicals	—	0.00%	28,800	2.49%
Healthcare technology	—	0.00%	20,505	1.77%
Trucking	—	0.00%	17,065	1.48%
Data processing & outsourced services	—	0.00%	12,775	1.10%

Total	$1,078,697	100.00%	$1,156,082	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

	March 31, 2012		September 30, 2011
Fair Value:
Healthcare services	$150,526	14.25%	$231,478	20.67%
Healthcare equipment	83,045	7.86%	71,911	6.42%
Diversified support services	75,047	7.11%	56,232	5.02%
Internet software & services	75,023	7.10%	43,786	3.91%
Oil & gas equipment services	61,220	5.80%	82,696	7.38%
Pharmaceuticals	40,926	3.87%	27,500	2.46%
Leisure facilities	37,219	3.52%	38,447	3.43%
Specialty stores	35,330	3.34%	35,198	3.14%
Electronic equipment & instruments	35,314	3.34%	34,863	3.11%
Diversified financial services	32,255	3.05%	13,329	1.19%
Education services	31,928	3.02%	30,176	2.69%
Apparel, accessories & luxury goods	31,859	3.02%	33,595	3.00%
Household products	29,523	2.80%	29,943	2.67%
Advertising	29,459	2.79%	20,183	1.80%
Construction and engineering	28,433	2.69%	35,814	3.20%
IT consulting & other services	25,618	2.43%	49,528	4.42%
Home improvement retail	24,894	2.36%	27,576	2.46%
Environmental & facilities services	23,578	2.23%	19,952	1.78%
Integrated telecommunication services	22,339	2.12%	26,374	2.36%
Restaurants	21,591	2.04%	11,829	1.06%
Industrial machinery	21,551	2.04%	10,860	0.97%
Human resources & employment services	20,604	1.95%	20,952	1.87%
Distributors	19,407	1.84%	18,938	1.69%
Auto parts & equipment	19,227	1.82%	19,059	1.70%
Food distributors	15,423	1.46%	21,006	1.88%
Air freight & logistics	15,004	1.42%	17,243	1.54%
Research & consulting services	14,500	1.37%	—	0.00%
Leisure products	14,122	1.34%	13,711	1.22%
Electronic manufacturing services	7,453	0.71%	8,660	0.77%
Construction materials	7,085	0.67%	6,840	0.61%
Building products	2,737	0.26%	4,833	0.43%
Multi-sector holdings	2,111	0.21%	907	0.11%
Housewares & specialties	1,610	0.15%	2,526	0.23%
Movies & entertainment	262	0.02%	258	0.02%
Data processing & outsourced services	—	0.00%	3,497	0.31%
Fertilizers & agricultural chemicals	—	0.00%	29,190	2.61%
Healthcare technology	—	0.00%	20,947	1.87%

Total	$1,056,223	100.00%	$1,119,837	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At March 31, 2012 and September 30, 2011, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three and six months ended March 31, 2012 and March 31, 2011, no individual investment produced income that exceeded 10% of investment income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing and collateral management fees, are classified as fee income and recognized as they are earned on a monthly basis.

Accumulated unearned fee income activity for the six months ended March 31, 2012 and March 31, 2011 was as follows:

	Six months ended March 31, 2012	Six months ended March 31, 2011
Beginning unearned fee income balance	$18,333	$11,901
Net fees received	12,265	10,589
Unearned fee income recognized	(15,883)	(3,997)

Ending unearned fee income balance	$14,715	$18,493

As of March 31, 2012, the Company had structured $6.4 million in aggregate exit fees across 9 portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon the occurrence of one of the events listed above for each of the investments. A percentage of these fees is included in net investment income over the life of the loan.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

On December 7, 2010, the Company entered into an at-the-market equity offering sales agreement relating to shares of its common stock. Throughout the month of December 2010, the Company sold 429,110 shares of its common stock at an average offering price of $11.87 per share. The net proceeds totaled $5.0 million after deducting fees and commissions of $0.1 million. The Company terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of the Company’s common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, the Company completed a follow-on public offering of 11,500,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share. The net proceeds totaled $138.6 million after deducting investment banking commissions of $6.5 million and offering costs of $0.3 million.

On June 24, 2011, the Company completed a follow-on public offering of 5,558,469 shares of its common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share. The net proceeds totaled $62.7 million after deducting investment banking commissions of $2.3 million and offering costs of $0.2 million.

On January 26, 2012, the Company completed a follow-on public offering of 10,000,000 shares of its common stock at the offering price of $10.07 per share. The net proceeds totaled $99.9 million after deducting offering costs of $0.8 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three and six months ended March 31, 2012 and March 31, 2011:

	Three months ended March 31, 2012	Three months ended March 31, 2011	Six months ended March 31, 2012	Six months ended March 31, 2011
(Amounts in thousands, except per share amounts)
Earnings per common share — basic:
Net increase in net assets resulting from operations	$20,056	$15,671	$30,240	$33,119
Weighted average common shares outstanding — basic	79,534	62,120	75,935	58,340
Earnings per common share — basic	$0.25	$0.25	$0.40	$0.57
Earnings per common share — diluted:
Net increase in net assets resulting from operations, before adjustments	$20,056	$15,671	$30,240	$30,119
Adjustments for interest on convertible senior notes, base management fees, incentive fees and gain on extinguishment of convertible senior notes	1,450	—	1,908	—

Net increase in net assets resulting from operations, as adjusted	21,506	$15,671	32,148	$30,119
Weighted average common shares outstanding — basic	79,534	62,120	75,935	58,340
Adjustments for dilutive effect of convertible notes	8,409	—	8,149	—

Weighted average common shares outstanding — diluted	87,943	62,120	84,084	58,340
Earnings per common share — diluted	$0.24	$0.25	$0.38	$0.57

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to March 31, 2012:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million
8/2/2010	10/6/2010	10/27/2010	0.10	5.2 million	24,850		0.3 million
8/2/2010	11/3/2010	11/24/2010	0.11	5.7 million	26,569		0.3 million
8/2/2010	12/1/2010	12/29/2010	0.11	5.7 million	28,238		0.3 million
11/30/2010	1/4/2011	1/31/2011	0.1066	5.4 million	36,038		0.5 million
11/30/2010	2/1/2011	2/28/2011	0.1066	5.5 million	29,072		0.4 million
11/30/2010	3/1/2011	3/31/2011	0.1066	6.5 million	43,766		0.6 million
1/30/2011	4/1/2011	4/29/2011	0.1066	6.5 million	45,193		0.6 million
1/30/2011	5/2/2011	5/31/2011	0.1066	6.5 million	48,870		0.6 million
1/30/2011	6/1/2011	6/30/2011	0.1066	6.5 million	55,367		0.6 million
5/2/2011	7/1/2011	7/29/2011	0.1066	7.1 million	58,829	(1)	0.6 million
5/2/2011	8/1/2011	8/31/2011	0.1066	7.1 million	64,431	(1)	0.6 million
5/2/2011	9/1/2011	9/30/2011	0.1066	7.2 million	52,487	(1)	0.5 million
8/1/2011	10/14/2011	10/31/2011	0.1066	7.3 million	40,388	(1)	0.4 million
8/1/2011	11/15/2011	11/30/2011	0.1066	7.3 million	43,034	(1)	0.4 million
8/1/2011	12/13/2011	12/23/2011	0.1066	7.3 million	43,531	(1)	0.4 million
11/10/2011	1/13/2012	1/31/2012	0.0958	6.6 million	29,902	(1)	0.3 million
11/10/2011	2/15/2012	2/29/2012	0.0958	7.4 million	45,071		0.4 million
11/10/2011	3/15/2012	3/30/2012	0.0958	7.5 million	41,807	(1)	0.4 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program were to be made through the open market at times and in such amounts as the Company’s management deemed appropriate,

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

provided it was below the most recently published net asset value per share. The stock repurchase program expired December 31, 2011, with the Company not repurchasing any shares of its common stock pursuant to the repurchase program.

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013.

On November 5, 2010, the Company amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million. On February 28, 2011, the Company amended the Wells Fargo facility to, among other things, (i) reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, (ii) extend the period during which the Company may make new borrowings under the facility to February 25, 2013, and (iii) extend the maturity date of the facility to February 25, 2014. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto. On November 30, 2011, the Company amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 2.75% per annum, with no LIBOR floor. On April 23, 2012, the Company amended the Wells Fargo facility to, among other things, expand the borrowing capacity under the facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility to $150 million, with an accordion feature which allows for future expansion of the facility up to a total of $250 million. In addition, the period during which the Company may make and reinvest borrowings under the facility was extended to April 23, 2014 and the maturity date of the facility was extended to April 25, 2016.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility. Funding was formed for the sole purpose of entering into the Wells Fargo facility and has no other operations.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of March 31, 2012, the Company had $7.0 million of borrowings outstanding under the Wells Fargo facility that had a fair value of $7.0 million. The Company’s borrowings under the Wells Fargo facility bore interest at a weighted average interest rate of 3.130% during the six months ended March 31, 2012. For the three and six months ended March 31, 2012, the Company recorded interest expense of $0.6 million and $1.3 million, respectively, related to the Wells Fargo facility.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc., and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in the Company’s SBIC subsidiary, and equity interests in Funding and Funding II (which is defined and discussed below) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. Fifth Street Fund of Funds LLC and FSFC Holdings, Inc. were formed to hold certain of the Company’s portfolio companies for tax purposes and have no other operations. None of the Company’s SBIC subsidiary, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014. On July 8, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

On February 29, 2012, the Company amended the ING facility to, among other things, (i) extend the period during which the Company may make and repay borrowings under the ING facility to February 27, 2015, (ii) extend the maturity date to February 29, 2016 and (iii) increase the accordion feature to allow for potential future expansion up to a total of $450 million.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of March 31, 2012, the Company had $80.5 million of borrowings outstanding under the ING facility that had a fair value of $80.5 million. The Company’s borrowings under the ING facility bore interest at a weighted average interest rate of 3.403% during the six months ended March 31, 2012. For the three and six months ended March 31, 2012, the Company recorded interest expense of $1.4 million and $2.8 million, respectively, related to the ING facility.

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, permits the Company to make new borrowings until September 16, 2014, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it will sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. Funding II was formed for the sole purpose of entering into the Sumitomo facility and has no other operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of March 31, 2012, the Company had no borrowings outstanding under the Sumitomo facility. The Company’s borrowings under the Sumitomo facility bore interest at a weighted average interest rate of 2.773% during the six months ended March 31, 2012. For the three and six months ended March 31, 2012, the Company recorded interest expense of $0.2 million and $0.4 million, respectively, related to the Sumitomo facility.

As of March 31, 2012, except for assets that were funded through the Company’s SBIC subsidiary, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING facility or the Sumitomo facility. With respect to the assets funded through the Company’s SBIC subsidiary, the SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders.

Interest expense for the three and six months ended March 31, 2012 was $5.6 million and $11.3 million, respectively. Interest expense for the three and six months ended March 31, 2011 was $2.7 million and $4.7 million, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Accumulated PIK interest activity for the six months ended March 31, 2012 and March 31, 2011 was as follows:

	Six months ended March 31, 2012	Six months ended March 31, 2011
PIK balance at beginning of period	$22,672	$19,301
Gross PIK interest accrued	8,351	7,002
PIK income reserves	(2,044)	(387)
PIK interest received in cash	(1,798)	(6,711)
Loan exits and other PIK adjustments	—	(316)

PIK balance at end of period	$27,181	$18,889

As of March 31, 2012, the Company had stopped accruing cash and/or PIK interest and original issue discount (“OID”) on four investments, including three that had not paid all of their scheduled cash interest payments for the period ended March 31, 2012. As of March 31, 2011, the Company had stopped accruing cash interest, PIK interest and OID on three investments that had not paid all of their scheduled cash interest payments for the period ended March 31, 2011.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status as of March 31, 2012, September 30, 2011 and March 31, 2011 were as follows:

	March 31, 2012				September 30, 2011				March 31, 2011
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,027,219	95.23%	$1,038,705	98.34%	$1,116,762	96.60%	$1,111,986	99.30%	$916,768	96.18%	$931,796	99.15%
PIK non-accrual	15,637	1.45%	3,082	0.29%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Cash non-accrual	35,841	3.32%	14,436	1.37%	39,320	3.40%	7,851	0.70%	36,425	3.82%	7,953	0.85%

Total	$1,078,697	100.00%	$1,056,223	100.00%	$1,156,082	100.00%	$1,119,837	100.00%	$953,193	100.00%	$939,749	100.00%

The non-accrual status of the Company’s portfolio investments as of March 31, 2012, September 30, 2011 and March 31, 2011 was as follows:

	March 31, 2012	September 30, 2011	March 31, 2011
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
MK Network, LLC(1)	—	—	Cash non-accrual
O’Currance, Inc.(1)	—	Cash non-accrual	—
Premier Trailer Leasing, Inc.(1)	—	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	Cash non-accrual	—
Rail Acquisition Corp.	PIK non-accrual	—	—
Traffic Control & Safety Corp. — Second Lien and Subordinated Debt	Cash non-accrual	—	—

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

(1)	The Company no longer holds this investment. See Note 9 for a discussion of the Company’s recent realization events.

Income non-accrual amounts related to the above investments for the three and six months ended March 31, 2012 and March 31, 2011 were as follows:

	Three months ended March 31, 2012	Three months ended March 31, 2011	Six months ended March 31, 2012	Six months ended March 31, 2011
Cash interest income	$967	$1,460	$2,157	$3,566
PIK interest income	1,217	146	2,044	387
OID income	6	30	96	60

Total	$2,190	$1,636	$4,297	$4,013

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2011, the Company has net loss carryforwards of $11.8 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017 and $10.3 million will expire on September 30, 2019. During the year ended September 30, 2011, the Company realized capital losses from the sale of investments after October 31, 2010 and prior to year end (“post-October capital losses”) of $29.9 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the three and six months ended March 31, 2012.

	Three months ended March 31, 2012	Six months ended March 31, 2012
Net increase in net assets resulting from operations	$20,056	$30,240
Net change in unrealized appreciation	(8,047)	(13,881)
Book/tax difference due to deferred loan origination fees, net	(5,729)	(7,812)
Book/tax difference due to organizational and deferred offering costs	(22)	(43)
Book/tax difference due to interest income on certain loans	1,662	2,232
Book/tax difference due to capital losses not recognized	10,782	27,420
Other book-tax differences	(39)	(73)

Taxable/Distributable Income(1)	$18,663	$38,083

(1)	The Company’s taxable income for 2012 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2012. Therefore, the final taxable income may be different than the estimate.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carryforward net capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. For tax purposes, distributions may include returns of capital. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

The Company’s Board of Directors has declared the following distributions from inception to March 31, 2012:

Dividend Type	Date Declared	Record Date	Payment Date	Amount Per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/0209	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	$0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	$0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	$0.1066
Monthly	1/30/2011	4/1/2011	4/29/2011	$0.1066
Monthly	1/30/2011	5/2/2011	5/31/2011	$0.1066
Monthly	1/30/2011	6/1/2011	6/30/2011	$0.1066
Monthly	5/2/2011	7/1/2011	7/29/2011	$0.1066
Monthly	5/2/2011	8/1/2011	8/31/2011	$0.1066
Monthly	5/2/2011	9/1/2011	9/30/2011	$0.1066
Monthly	8/1/2011	10/14/2011	10/31/2011	$0.1066
Monthly	8/1/2011	11/15/2011	11/30/2011	$0.1066
Monthly	8/1/2011	12/13/2011	12/23/2011	$0.1066
Monthly	11/10/2011	1/13/2012	1/31/2012	$0.0958

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Dividend Type	Date Declared	Record Date	Payment Date	Amount Per Share
Monthly	11/10/2011	2/15/2012	2/29/2012	$0.0958
Monthly	11/10/2011	3/15/2012	3/30/2012	$0.0958
Monthly	2/7/2012	4/13/2012	4/30/2012	$0.0958
Monthly	2/7/2012	5/15/2012	5/31/2012	$0.0958
Monthly	2/7/2012	6/15/2012	6/29/2012	$0.0958

For income tax purposes, the Company estimates that its distributions for the calendar year 2012 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2012. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008, 2009 and 2010, the Company incurred a de minimis federal excise tax for those calendar years. The Company did not incur a federal excise tax for calender year 2011 and does not expect to incur a federal excise tax for calendar year 2012.

Note 9.	Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swap

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment or interest rate swap without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation on investments and interest rate swap reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the six months ended March 31, 2012, the Company recorded investment realization events, including the following:

•

In November 2011, the Company recorded a realized loss in the amount of $18.1 million as a result of a Delaware bankruptcy court judge ruling which confirmed a Chapter 11 plan of reorganization that provided no recovery on the Company’s investment in Premier Trailer Leasing, Inc.;

•

In November 2011, the Company received a cash payment of $20.2 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and the Company received an additional $1.3 million proceeds from its equity investment, realizing a gain of $0.8 million;

•

In December 2011, the Company received a cash payment of $23.0 million from ADAPCO, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In December 2011, the Company received a cash payment of $2.0 million from Best Vinyl Fence & Deck, LLC in full satisfaction of all obligations related to the Term Loan A under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

•

In December 2011, the Company received a cash payment of $9.2 million from Actient Pharmaceuticals LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In December 2011, the Company sold $4.0 million of its $10.0 million debt investment in Bojangles and no realized gain or loss was recorded on this transaction;

•	In December 2011, the Company sold $2.0 million of its $11.5 million debt investment in US Collections, Inc. and no realized gain or loss was recorded on this transaction;

•

In January 2012, the Company received a cash payment of $18.5 million from IOS Acquisitions, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In February 2012, the Company received a cash payment of $2.1 million from O’Currance, Inc. The debt investment was exited below par and the Company recorded a realized loss in the amount of $10.7 million on this transaction;

•

In February 2012, the Company received a cash payment of $25.0 million from Ernest Health, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, the Company received a cash payment of $47.7 million from CRGT, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, the Company received a cash payment of $24.5 million from Epic Acquisition, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction;

•

In March 2012, the Company received a cash payment of $48.8 million from Dominion Diagnostics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited above par (including associated fees) and no realized gain or loss was recorded on this transaction; and

•

In March 2012, the Company received a cash payment of $5.0 million from Genoa Healthcare Holdings, LLC in full satisfaction of all obligations under the senior loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction.

During the six months ended March 31, 2011, the Company recorded investment realization events, including the following:

•

In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

•

In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50; and

•

In March 2011, the Company received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50.

During the six months ended March 31, 2012, the Company recorded net unrealized appreciation of $13.9 million. This consisted of $1.8 million of net unrealized appreciation on equity investments and $27.7 million of net reclassifications from unrealized depreciation to realized losses on our investments, offset by $15.6 million of net unrealized depreciation on debt investments. During the six months ended March 31, 2011, the Company recorded net unrealized appreciation of $16.5 million. This consisted of $10.9 million of net reclassifications from unrealized depreciation to realized losses on our investments, $5.7 million of net unrealized appreciation on debt investments and $1.0 million of net unrealized appreciation on the interest rate swap, offset by $1.1 million of net unrealized depreciation on equity investments.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

For the three and six months ended March 31, 2012, base management fees were $5.4 million and $11.1 million, respectively. For the three and six months ended March 31, 2011, base management fees were $4.8 million and $8.6 million, respectively. At March 31, 2012, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.4 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies or (ii) other income that must be distributed to its stockholders, including, for example, any gain recorded in connection with the extinguishment of its debt) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation and depreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement.

The Company does not currently accrue for capital gains incentive fees due to the accumulated realized and unrealized losses in the portfolio.

For the three and six months ended March 31, 2012, incentive fees were $5.7 million and $10.9 million, respectively. For the three and six months ended March 31, 2011, incentive fees were $4.1 million and $7.7 million, respectively. At March 31, 2012, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.7 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC, Inc.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and six months ended March 31, 2012, the Company incurred administration expenses of $1.1 million, including $0.3 million of general and administrative expenses, and $2.2 million, including $0.6 million of general and administrative expenses, that are due to FSC, Inc., respectively. At March 31, 2012, $1.4 million (inclusive of these administration expenses) was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

Note 12.	Financial Highlights

(Amounts in thousands, except per share data) Per share data:	Three months ended March 31, 2012	Three months ended March 31, 2011	Six months ended March 31, 2012	Six months ended March 31, 2011
Net asset value at beginning of period	$9.89	$10.44	$10.07	$10.43
Net investment income	0.29	0.27	0.58	0.52
Net unrealized appreciation (depreciation) on investments and interest rate swap	0.10	(0.01)	0.18	0.28
Net realized loss on investments and interest rate swap	(0.14)	(0.01)	(0.36)	(0.24)
Dividends paid	(0.29)	(0.30)	(0.61)	(0.62)
Issuance of common stock	0.02	0.29	0.01	0.31

Net asset value at end of period	$9.87	$10.68	$9.87	$10.68
Per share market value at beginning of period	$9.57	$12.14	$9.32	$11.14
Per share market value at end of period	$9.76	$13.35	$9.76	$13.35
Total return(1)	5.01%	12.61%	11.39%	26.04%
Common shares outstanding at beginning of period	72,376	55,059	72,376	54,550
Common shares outstanding at end of period	82,421	66,668	82,421	66,668
Net assets at beginning of period	$715,665	$574,920	$728,627	$569,172
Net assets at end of period	$813,322	$711,748	$813,322	$711,748
Average net assets(2)	$789,909	$662,783	$757,445	$616,969
Ratio of net investment income to average net assets(3)	11.57%	10.13%	11.53%	9.95%
Ratio of total expenses to average net assets(3)	9.81%	8.04%	10.31%	7.94%
Ratio of portfolio turnover to average investments at fair value	15.82%	0.00%	21.36%	1.88%
Weighted average outstanding debt(4)	$417,952	$224,511	$428,104	$162,925
Average debt per share	$5.26	$3.61	$5.64	$2.79

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.

(2)	Calculated based upon the weighted average net assets for the period.

(3)	Interim periods are annualized.

(4)	Calculated based upon the weighted average of loans payable for the period.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 13.	Interest Rate Swap

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

In August 2011, the Company terminated the interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation.

Note 14.	Convertible Senior Notes

On April 12, 2011, the Company issued $152 million of unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $124.0 million convertible debt outstanding at March 31, 2012 is 8,399,946. If the Company delivers shares of common stock upon a conversion at the time that net asset value per share exceeds the conversion price in effect at such time, the Company’s

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

stockholders may incur dilution. In addition, the Company’s stockholders will experience dilution in their ownership percentage of common stock upon the issuance of common stock in connection with the conversion of the Company’s convertible senior notes and any dividends paid on common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

Interest expense for the three and six months ended March 31, 2012 was $1.8 million and $3.7 million, respectively, related to the Convertible Notes.

The Company may repurchase the Convertible Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. During the six months ended March 31, 2012, the Company repurchased $11.0 million principal of the Convertible Notes in the open market for an aggregate purchase price of $9.4 million and surrendered them to the Trustee for cancellation. The Company recorded a gain on the extinguishment of these Convertible Notes in the amount of the difference between the reacquisition price and the net carrying amount, net of the proportionate amount of unamortized debt issuance costs. The net gain recorded was $1.3 million.

As of March 31, 2012, there were $124.0 million Convertible Notes outstanding, which had a fair value of $118.0 million.

Note 15.	Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of these Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the six months ended March 31, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Fifth Street Finance Corp.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Fifth Street Finance Corp. (“the Company”) at September 30, 2011 and September 30, 2010, and the results of its operations, its changes in net assets and its cash flows for each of the two years in the period ended September 30, 2011, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities at September 30, 2011 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

New York, New York

November 29, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Fifth Street Finance Corp.

We have audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fifth Street Finance Corp. (a Delaware corporation) (the “Company”) as of September 30, 2009 (not included herein), and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12), for the year ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included physical inspection or confirmation of securities owned as of September 30, 2009. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fifth Street Finance Corp. as of September 30, 2009, and the results of operations, changes in net assets and its cash flows and financial highlights for the year ended September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/    GRANT THORNTON LLP

New York, New York

December 9, 2009

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except per share amounts)

	September 30, 2011	September 30, 2010
ASSETS
Investments at Fair Value:
Control investments (cost September 30, 2011: $13,726; cost September 30, 2010: $12,195)	$14,500	$3,700
Affiliate investments (cost September 30, 2011: $34,182; cost September 30, 2010: $50,134)	25,897	47,222
Non-control/Non-affiliate investments (cost September 30, 2011: $1,108,174; cost September 30, 2010: $530,168)	1,079,440	512,899

Total Investments at Fair Value (cost September 30, 2011: $1,156,082; cost September 30, 2010: $592,497)	1,119,837	563,821
Cash and cash equivalents	67,644	76,765
Interest and fees receivable	6,752	3,814
Due from portfolio company	552	103
Deferred financing costs	14,668	5,466
Collateral posted to bank and other assets	264	1,957

Total Assets	$1,209,717	$651,926

LIABILITIES AND NET ASSETS

Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,175	$1,322
Base management fee payable	5,710	2,876
Incentive fee payable	4,997	2,859
Due to FSC, Inc.	1,480	1,083
Interest payable	4,669	283
Payments received in advance from portfolio companies	35	1,331
Credit facilities payable	178,024	—
SBA debentures payable	150,000	73,000
Convertible senior notes payable	135,000	—

Total Liabilities	481,090	82,754

Net Assets:
Common stock, $0.01 par value, 150,000 shares authorized, 72,376 and 54,550 shares issued and outstanding at September 30, 2011 and September 30, 2010	724	546
Additional paid-in-capital	829,620	619,760
Net unrealized depreciation on investments and interest rate swap	(35,976)	(29,449)
Net realized loss on investments and interest rate swap	(63,485)	(33,091)
Accumulated undistributed (overdistributed) net investment income	(2,256)	11,406

Total Net Assets	728,627	569,172

Total Liabilities and Net Assets	$1,209,717	$651,926

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Interest income:
Control investments	$89	$183	$—
Affiliate investments	4,265	7,619	10,633
Non-control/Non-affiliate investments	90,224	46,090	27,931
Interest on cash and cash equivalents	19	237	209

Total interest income	94,597	54,129	38,773

PIK interest income:
Control investments	347	—	—
Affiliate investments	989	1,227	1,634
Non-control/Non-affiliate investments	12,339	8,777	5,821

Total PIK interest income	13,675	10,004	7,455

Fee income:
Control investments	127	—	—
Affiliate investments	667	1,433	1,102
Non-control/Non-affiliate investments	15,888	4,538	2,440

Total fee income	16,682	5,971	3,542

Dividend and other income:
Non-control/Non-affiliate investments	211	434	23
Other income	—	—	35

Total dividend and other income	211	434	58

Total investment income	125,165	70,538	49,828

Expenses:
Base management fee	19,656	10,002	6,061
Incentive fee	16,782	10,756	7,841
Professional fees	2,709	1,349	1,493
Board of Directors fees	452	278	310
Interest expense	15,137	1,929	637
Administrator expense	1,699	1,322	796
General and administrative expenses	3,083	2,605	1,500

Total expenses	59,518	28,241	18,638
Base management fee waived	—	(727)	(172)

Net expenses	59,518	27,514	18,466

Gain on extinguishment of convertible senior notes	1,480	—	—

Net investment income	67,127	43,024	31,362
Unrealized appreciation (depreciation) on interest rate swap	773	(773)	—
Realized loss on interest rate swap	(1,335)	—	—
Unrealized appreciation (depreciation) on investments:
Control investments	9,437	(2,141)	(1,792)
Affiliate investments	(5,374)	3,294	286
Non-control/Non-affiliate investments	(11,362)	(2,207)	(9,289)

Net unrealized depreciation on investments	(7,299)	(1,054)	(10,795)

Realized loss on investments:
Control investments	(7,806)	—	—
Affiliate investments	(14,146)	(6,937)	(4,000)
Non-control/Non-affiliate investments	(7,107)	(11,844)	(10,373)

Total realized loss on investments	(29,059)	(18,781)	(14,373)

Net increase in net assets resulting from operations	$30,207	$22,416	$6,194

Net Investment Income per common share — basic	$1.05	$0.95	$1.27
Earnings per common share — basic	$0.47	$0.49	$0.25
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Net Investment Income per common share — diluted	$1.01	$0.95	$1.27
Earnings per common share — diluted	$0.47	$0.49	$0.25
Weighted average common shares outstanding — diluted	68,716	45,441	24,654

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$67,127	$43,024	$31,362
Net unrealized depreciation on investments and interest rate swap	(6,526)	(1,827)	(10,795)
Net realized loss on investments and interest rate swap	(30,394)	(18,781)	(14,373)

Net increase in net assets resulting from operations	30,207	22,416	6,194

Stockholder transactions:
Distributions to stockholders	(80,790)	(43,737)	(29,592)

Net decrease in net assets from stockholder transactions	(80,790)	(43,737)	(29,592)

Capital share transactions:
Issuance of common stock, net	205,947	178,018	137,625
Issuance of common stock under dividend reinvestment plan	4,091	1,919	2,455
Repurchases of common stock	—	—	(462)

Net increase in net assets from capital share transactions	210,038	179,937	139,618

Total increase in net assets	159,455	158,616	116,220
Net assets at beginning of period	569,172	410,556	294,336

Net assets at end of period	$728,627	$569,172	$410,556

Net asset value per common share	$10.07	$10.43	$10.84

Common shares outstanding at end of period	72,376	54,550	37,879

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$30,207	$22,416	$6,194
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Gain on extinguishment of convertible senior notes	(1,480)	—	—
Net unrealized depreciation on investments and interest rate swap	6,526	1,827	10,795
Net realized losses on investments and interest rate swap	30,394	18,780	14,373
PIK interest income	(13,675)	(10,004)	(7,455)
Recognition of fee income	(16,681)	(5,971)	(3,542)
Accretion of original issue discount on investments	(2,063)	(893)	(843)
Amortization of deferred financing costs	2,747	798	—
Other income	—	—	(35)
Changes in operating assets and liabilities:
Fee income received	21,890	11,882	3,896
Increase in interest and fees receivable	(1,715)	(947)	(499)
(Increase) decrease in due from portfolio company	(449)	51	(74)
(Increase) decrease in collateral posted to bank and other assets	358	(1,906)	(15)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	629	(176)	156
Increase in base management fee payable	2,834	1,324	171
Increase in incentive fee payable	2,138	915	130
Increase in due to FSC, Inc.	397	379	130
Increase (decrease) in interest payable	4,386	283	(39)
Increase (decrease) in payments received in advance from portfolio companies	(1,296)	1,140	57
Purchases of investments and net revolver activity, net of syndications	(703,461)	(315,777)	(61,200)
Principal payments received on investments (scheduled payments)	31,718	12,026	6,452
Principal payments received on investments (payoffs)	78,635	22,768	11,100
PIK interest income received in cash	9,988	1,619	428
Proceeds from the sale of investments	50	306	144

Net cash used in operating activities	(517,923)	(239,160)	(19,676)

Cash flows from financing activities:
Dividends paid in cash	(76,699)	(41,818)	(27,136)
Repurchases of common stock	—	—	(462)
Borrowings under SBA debentures payable	77,000	73,000	—
Borrowings under credit facilities	658,500	43,000	29,500
Repayments of borrowings under credit facilities	(480,476)	(43,000)	(29,500)
Proceeds from the issuance of convertible senior notes	152,000	—	—
Repurchases of convertible senior notes	(15,070)	—	—
Proceeds from the issuance of common stock	206,788	179,125	138,578
Deferred financing costs paid	(12,400)	(6,264)	—
Offering costs paid	(841)	(1,323)	(1,005)

Net cash provided by financing activities	508,802	202,720	109,975

Net increase (decrease) in cash and cash equivalents	(9,121)	(36,440)	90,299
Cash and cash equivalents, beginning of period	76,765	113,205	22,906

Cash and cash equivalents, end of period	$67,644	$76,765	$113,205

Supplemental Information:
Cash paid for interest	$7,553	$848	$426
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$4,091	$1,919	$2,455

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments (3)
Lighting By Gregory, LLC (9)(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,366	$3,996	$2,526
First Lien Bridge Loan, 8% PIK due 3/31/2012		112	113	—
97.38% membership interest			1,210	—

			5,319	2,526
Nicos Polymers & Grinding, Inc.	Environmental & facilities services
First Lien Term Loan, 8% cash due 12/4/2017		5,347	5,280	5,189
First Lien Revolver, 8% cash due 12/4/2017		1,500	1,500	1,551
50% Membership interest in CD Holdco, LLC			1,627	5,234

			8,407	11,974

Total Control Investments			$13,726	$14,500

Affiliate Investments (4)
O’Currance, Inc.(13)(14)	Data Processing & Outsourced Services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		$11,414	$11,254	$3,173
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,164	1,140	324
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	—
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			12,774	3,497
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		5,712	5,527	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,161	14,801	15,067
1,080,399 shares of Series A Preferred Stock			1,080	1,490

			21,408	22,400

Total Affiliate Investments			$34,182	$25,897

Non-Control/Non-Affiliate Investments (7)
Repechage Investments Limited (13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		$3,558	$3,412	$1,829
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	1,829
Traffic Control & Safety Corporation (9)	Construction and Engineering
Senior Term Loan, LIBOR+9% cash due 6/29/2012		5,000	4,870	4,957
Senior Revolver, LIBOR+9% cash due 6/29/2012		11,986	11,754	11,966
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		20,795	20,602	17,545
Subordinated Loan, 15% PIK due 5/28/2015		5,325	5,325	1,346
24,750 shares of Series B Preferred Stock			247	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			43,236	35,814
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	388
191,977 Shares A Shares			192	74

			408	462
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 8/8/2012		750	749	757
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/8/2012		5,776	5,750	5,814
1,000 Common Units (6)			43	181

			6,542	6,752

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Boot Barn	Apparel, accessories & luxury goods and footwear
255.78 shares of Series A&B Preferred Stock			247	71
1,354 shares of Common Stock			9	9

			256	80
Premier Trailer Leasing, Inc. (9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		19,070	17,064	—
285 shares of Common Stock			1	—

			17,065	—
Capital Equipment Group, Inc. (9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,278	10,112	10,226
33,463 shares of Common Stock			345	634

			10,457	10,860
Rail Acquisition Corp.	Electronic manufacturing services
First Lien Term Loan, 8% cash 4% PIK due 9/1/2013		18,415	15,636	4,106
First Lien Revolver, 7.85% cash due 9/1/2013		4,554	4,554	4,554

			20,190	8,660
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,844	6,736	6,840

			6,736	6,840
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,263	6,049	6,352
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,282	10,212	10,217
First Lien Revolver, 12% cash due 7/17/2013 (11)			(7)	—

			16,254	16,569
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		18,895	18,631	18,938

			18,631	18,938
Cenegenics, LLC	Healthcare services
414,419 Common Units (6)			598	1,060

			598	1,060
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		3,236	3,215	3,244
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,861	17,061
First Lien Revolver, 10% cash due 3/31/2014 (11)			(25)	—
453,755 Preferred units of IZI Holdings, LLC			454	642

			20,505	20,947
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,523	12,287	11,763
First Lien Revolver, 12% cash due 9/10/2014		5,800	5,697	5,479

			17,984	17,242

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest (16)			122	122

			122	122
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest (16)			445	445

			445	445
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		8,000	7,871	8,010
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		15,521	15,306	15,371
First Lien Term Revolver, 10% cash due 12/17/2014		5,750	5,623	5,809

			28,800	29,190
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,500	3,500	3,497
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,999	22,999	22,600
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014 (10)		1,500	1,500	1,479

			27,999	27,576
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		30,134	29,467	29,780
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014 (11)			(305)	—
17,391 Shares of Series A-1 Preferred Stock			313	313
17,391 Shares of Common Stock			187	83

			29,662	30,176
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		22,540	22,244	22,744
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,551	22,270	22,226
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,449	2,501

			46,963	47,471
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest (12)(16)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,675	10,512	10,654
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,142	9,001	9,067
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015 (11)			(29)	—

			19,484	19,721
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		29,788	29,370	29,278
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,435	3,538
2,000 Series D Preferred Units			2,047	2,047

			34,852	34,863
Eagle Hospital Physicians, Inc. (9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		25,400	24,907	25,246
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015 (11)			(42)	—

			24,865	25,246

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,961	13,713	13,945
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070	10,882	11,015
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015 (11)			(69)	—

			24,526	24,960
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		8,329	8,189	8,343
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		17,246	16,962	17,281
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015(11)			(50)	—

			25,101	25,624
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		8,325	8,148	8,220
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,770	10,756
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,916	2,029

			20,834	21,005
CRGT, Inc.	IT consulting & other services
First Lien Term Loan A, LIBOR+7.5% cash due 10/1/2015		27,913	27,495	27,659
First Lien Term Loan B, 12.5% cash 10/1/2015		22,000	21,648	21,869
First Lien Revolver, LIBOR+7.5% cash due 10/1/2015(11)			(200)	—

			48,943	49,528
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		15,990	15,720	15,668
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		21,231	20,888	20,983
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015		5,250	5,152	5,162
2,086,163 Common Units in RPWL Holdings, LLC			2,086	1,973

			43,846	43,786
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		13,708	13,353	13,735
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,425	14,983	17,115
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(11)			(105)	—
10,371 Preferred Equity units in Miche Holdings, LLC(6)			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC(6)			1,463	1,496

			30,731	33,515
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(16)			40	40

			40	40
Dominion Diagnostics, LLC(9)	Healthcare services
First Lien Term Loan A, LIBOR+7% (2.5% floor) cash due 12/17/2015		29,550	29,030	29,442
First Lien Term Loan B, LIBOR+10.5% (2.5% floor) cash 1% PIK due 12/17/2015		20,008	19,675	19,546
First Lien Revolver, LIBOR+6.5% (2.5% floor) cash due 12/17/2015(11)			(83)	—

			48,622	48,988

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		8,046	7,923	8,007
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015		133	129	135

			8,052	8,142
DISA, Inc.	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		12,460	12,256	12,542
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,395	8,264	8,410
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(63)	—

			20,457	20,952
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		773	773	773
First Lien Revolver, 8% cash due 11/30/2013			—	—

			773	773
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan A, 8% cash due 11/30/2013		2,061	1,947	2,061
First Lien Term Loan B, 8% PIK due 7/31/2011(15)		3,969	3,969	2,000
First Lien Revolver, 8% cash due 11/30/2013			—	—

			5,916	4,061
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,766	16,461	16,702
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(35)	—

			16,426	16,702
Cardon Healthcare Network, LLC	Diversified support services
First Lien Term Loan, LIBOR+10% (1.75% floor) cash due 1/6/2016(9)		11,250	11,051	11,210
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/6/2016(11)			(35)	—

			11,016	11,210
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		13,600	13,311	13,329

			13,311	13,329
IOS Acquisitions, Inc.	Oil & gas equipment & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 1/14/2016		8,700	8,576	8,656
First Lien Term Loan B, LIBOR+10% (2% floor) cash 2% PIK due 1/14/2016		10,618	10,466	10,480
First Lien Revolver, LIBOR+8% (2% floor) cash due 1/14/2016		750	714	777

			19,756	19,913
Actient Pharmaceuticals, LLC	Healthcare services
First Lien Term Loan, LIBOR+6.25% (2% floor) cash due 7/29/2015		9,180	9,018	9,169

			9,018	9,169
Phoenix Brands Merger Sub LLC	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		8,036	7,875	7,674
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,390	20,035	19,071
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,429	3,303	3,198

			31,213	29,943
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,847	10,649	10,828

			10,649	10,828

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
CCCG, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,738	34,115	34,152

			34,115	34,152
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,813	24,292	24,440

			24,292	24,440
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		14,220	13,920	14,273
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,162	19,731	20,078
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(113)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	847

			34,538	35,198
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		4,416	4,352	4,332
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		5,000	4,929	4,903

			9,281	9,235
Ernest Health, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1.75% floor) cash due 5/13/2017		25,000	24,656	25,049

			24,656	25,049
Securus Technologies, Inc.	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		26,500	25,995	26,374

			25,995	26,374
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,980	7,904	7,977

			7,904	7,977
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		17,063	16,878	16,938
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,545	11,422	11,343
First Lien Term Loan C, 18% PIK due 6/30/2016		2,721	2,693	2,593
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		543	506	821

			31,499	31,695
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(16)			299	299

			299	299
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		17,411	17,242	17,411
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2016		10,043	9,948	10,043
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		1,176	1,107	1,177

			28,297	28,631

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Stackpole Powertrain International ULC	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,059	17,883	18,059
1,000 Common Units			1,000	1,000

			18,883	19,059
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		7,027	6,942	7,027
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,248	6,174	6,248
Senior Revolver, LIBOR+7% cash due 8/8/2016(11)			(37)	—

			13,079	13,275
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,530	10,417	10,530
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,181	3,147	3,181

			13,564	13,711
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		10,000	9,803	10,000

			9,803	10,000
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(12)(16)			—	—

			—	—
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		10,000	9,926	10,000
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,331	17,500

			27,257	27,500
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		19,002	18,816	19,002
250,000 Class A Units			250	250

			19,066	19,252

Total Non-Control/Non-Affiliate Investments			$1,108,174	$1,079,440

Total Portfolio Investments			$1,156,082	$1,119,837

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Cardon Healthcare Network, LLC	July 1, 2011	-2.5% on Term Loan		Tier pricing per credit agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan agreement

Dominion Diagnostics, LLC	April 1, 2011	– 0.5% on Term Loan A	– 1.0% on Term Loan B	Tier pricing per credit agreement

Lighting by Gregory, LLC	March 11, 2011	– 2.0% on Bridge Loan		Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Traffic Control & Safety Corporation	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement

Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2011.

(14)	Investment was on PIK non-accrual status as of September 30, 2011.

(15)	Best Vinyl Fence & Deck, LLC Term Loan B is under negotiation and, as such, the maturity date of the loan has been temporarily suspended.

(16)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Lighting By Gregory, LLC(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$5,419	$4,729	$1,504
First Lien Term Loan B, 14.5% PIK due 2/28/2013		8,576	6,906	2,196
First Lien Bridge Loan, 8% cash due 10/15/2010		152	150	—
97.38% membership interest			410	—

			12,195	3,700

Total Control Investments			$12,195	$3,700

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		10,961	$10,869	$10,806
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,854	1,829	1,897
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	38
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			13,078	12,741
MK Network, LLC(13)(14)	Education services
First Lien Term Loan A, 13.5% cash due 6/1/2012		9,740	9,539	7,913
First Lien Term Loan B, 17.5% cash due 6/1/2012		4,926	4,748	3,939
First Lien Revolver, Prime + 1.5% (8.5% floor) cash due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			772	—

			15,059	11,852
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		7,141	6,814	7,113
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		14,692	14,103	14,180
1,080,399 shares of Series A Preferred Stock			1,080	1,336

			21,997	22,629

Total Affiliate Investments			$50,134	$47,222

Non-Control/Non-Affiliate Investments(7)
CPAC, Inc.	Household Products
Subordinated Term Loan, 12.5% PIK due 6/1/2012		1,065	$1,065	$1,065

			1,065	1,065
Vanguard Vinyl, Inc.(9)(13)(14)	Building Products
First Lien Term Loan, 12% cash due 3/30/2013		7,000	6,827	5,812
First Lien Revolver, LIBOR+7% (3% floor) cash due 3/30/2013		1,250	1,208	1,029
25,641 Shares of Series A Preferred Stock			254	—
25,641 Shares of Common Stock			3	—

			8,292	6,841
Repechage Investments Limited	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		3,709	3,476	3,486
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	354

			4,226	3,840

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Traffic Control & Safety Corporation(9)	Construction and Engineering
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		19,970	19,725	19,440
Subordinated Loan, 15% PIK due 5/28/2015		4,578	4,578	4,405
24,750 shares of Series B Preferred Stock			246	—
43,494 shares of Series D Preferred Stock(6)			435	—
25,000 shares of Common Stock			3	—

			24,987	23,845
Nicos Polymers & Grinding Inc.(9)(13)(14)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (5% floor) cash due 7/17/2012		3,155	3,041	1,782
First Lien Term Loan B, 12.25% cash 1.25% PIK due 7/17/2012		6,180	5,713	3,348
3.32% Interest in Crownbrook Acquisition I LLC			168	—

			8,922	5,130
TBA Global, LLC(9)	Advertising
Second Lien Term Loan B, 12.5% cash 4% PIK due 8/3/2012		10,840	10,595	10,626
53,994 Senior Preferred Shares			216	216
191,977 Shares A Shares			192	179

			11,003	11,021
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 8/8/2012		1,250	1,245	1,247
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/8/2012		5,632	5,575	5,675
1,000 Common Units			43	118

			6,863	7,040
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/31/2012		9,317	9,063	8,965

			9,063	8,965
Boot Barn(9)	Apparel, accessories & luxury goods and Footwear
Second Lien Term Loan, 12.5% cash 2% PIK due 10/3/2013		23,545	23,289	23,478
247.06 shares of Series A Preferred Stock			247	71
1,308 shares of Common Stock			—	—

			23,536	23,549
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		18,453	17,064	4,597
285 shares of Common Stock			1	—

			17,065	4,597
Pacific Press Technologies, Inc.(9)
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013	Industrial machinery	10,072	9,799	9,830
33,463 shares of Common Stock			344	403

			10,143	10,233
Goldco, LLC
Second Lien Term Loan, 13.5% cash 4% PIK due 1/31/2013	Restaurants	8,356	8,259	8,259

			8,259	8,259
Rail Acquisition Corp.(9)	Electronic manufacturing services
First Lien Term Loan, 12.5% cash 4.5% PIK due 9/1/2013		16,316	13,537	12,854
First Lien Revolver, 7.85% cash due 9/1/2013		5,201	5,201	5,201

			18,738	18,055

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Western Emulsions, Inc.(9)	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		17,865	17,476	17,040

			17,476	17,040
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,663	6,324	6,489
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,179	10,069	9,962
First Lien Revolver, 12% cash due 7/17/2013		500	489	509

			16,882	16,960
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		13,589	13,351	13,258

			13,351	13,258
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 12% cash 5% PIK due 10/27/2014		20,172	19,257	19,545
414,419 Common Units(6)			598	1,418

			19,855	20,963
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		4,450	4,388	4,407
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,702	17,093
First Lien Revolver, 10% cash due 3/31/2014(11)		—	(35)	(35)
453,755 Preferred units of IZI Holdings, LLC(6)			454	676

			21,509	22,141
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,751	12,536	12,549
First Lien Revolver, 12% cash due 9/10/2014		1,500	1,469	1,491

			14,005	14,040
Riverlake Equity Partners II, LP	Multi-sector holdings
1.87% limited partnership interest(15)			34	34

			34	34
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(15)			136	136

			136	136
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		9,000	8,789	8,807
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		14,226	13,893	13,898
First Lien Term Revolver, 10% cash due 12/17/2014		4,250	4,012	4,107

			26,694	26,812

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		9,500	9,278	9,128
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,424	21,920	21,913
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014		1,500	1,433	1,443

			32,631	32,484
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		31,055	30,244	30,660
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014(11)		—	(401)	(401)

			29,843	30,259
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		26,320	25,877	26,251
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,099	21,729	22,114
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014(11)		—	(67)	(67)

			47,539	48,298
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% cash due 12/31/2014		7,300	7,121	7,144
First Lien Term Loan B, 12% cash 3% PIK due 12/31/2014		12,863	12,540	12,644
First Lien Revolver, 10% cash due 12/31/2014(11)		—	(38)	(38)

			19,623	19,750
Psilos Group Partners IV, LP	Multi-sector holdings
2.53% limited partnership interest(12)(15)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		5,000	4,910	4,916
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		4,026	3,952	3,947
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)		—	(37)	(37)

			8,825	8,826
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 9/10/2014		30,246	29,685	29,409
First Lien Revolver, LIBOR+7% (3% floor) cash due 9/10/2014		3,500	3,410	3,479

			33,095	32,888
Eagle Hospital Physicians, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		8,000	7,784	7,784
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015(11)		—	(64)	(64)

			7,720	7,720
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		15,500	15,172	15,172
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,015	10,782	10,782
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		377	292	292

			26,246	26,246

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		7,750	7,555	7,555
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		13,555	13,211	13,211
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015		300	224	224

			20,990	20,990
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		9,000	8,756	8,756
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,704	10,704
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,892	1,892

			21,352	21,352

Total Non-Control/Non-Affiliate Investments			$530,168	$512,899

Total Portfolio Investments			$592,497	$563,821

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(in thousands, except per share amounts)

September 30, 2010

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Nicos Polymers & Grinding, Inc.	February 10, 2008		+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Vanguard Vinyl, Inc.	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement
Rail Acquisition Corp.	May 1, 2010	– 4.5% on Term Loan	– 0.5% on Term Loan	Per restructuring agreement
Traffic Control & Safety Corp.	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement
Pacific Press Technologies, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement
Western Emulsions, Inc.	September 30, 2010		+ 3.0% on Term Loan	Per loan agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2010.

(14)	Investment was on PIK non-accrual status as of September 30, 2010.

(15)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the “Company”, “FSC”, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred since inception:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	$9.25		$87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	$10.50		$58.0 million
January 27, 2010	Follow-on public offering	7,000,000	$11.20		$78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment option	300,500	$11.20		$3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	$11.50		$105.8 million
December 2010	At-the-Market offering	429,110	$11.87	(1)	$5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	$12.65		$145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,558,469	$11.72		$65.1 million

(1)	Average offering price.

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of September 30, 2011, the Company’s SBIC subsidiary had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $102.0 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments of a normal recurring

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $1.1 billion and $563.8 million at September 30, 2011 and September 30, 2010, respectively. The portfolio investments represent 153.7% and 99.1% of net assets at September 30, 2011 and September 30, 2010, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income and bond yield approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market approach in determining the fair value of the Company’s investment in the portfolio company. If there is deterioration in the credit quality of the portfolio company or an investment is in workout status, the Company may use alternative methodologies, including an asset liquidation or expected recovery model.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

•	The finance department prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at September 30, 2011 and September 30, 2010 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide the Company with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Investment Income:

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees. The Company capitalizes a portion of the upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A percentage of these fees are included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Senior Notes:

The Company may, to the extent permitted by law, repurchase its Convertible Senior Notes in the open market and may surrender these Notes to the Trustee for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $0.3 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s three-year credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

Collateral Posted to Bank:

Collateral posted to bank consists of cash posted as collateral with respect to the Company’s interest rate swap, which was terminated in August 2011. The Company was restricted in terms of access to this collateral until such swap was terminated or the swap agreement expired. Cash collateral posted was held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swaps to fair value on a quarterly basis through its Consolidated Statement of Operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting, and printing fees. $0.8 million of offering costs have been charged to capital during the year ended September 30, 2011.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2011). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008, 2009 and 2010. In addition, the Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008, 2009 or 2010. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholders’ equity, and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company’s consolidated financial statements, except it will enhance the disclosures around fair value of investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring (“ASU 2011-02”). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a material impact on the Company’s financial condition and results of operations.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140 (“SFAS 166”). SFAS 166 requires more information about transfers of financial assets, eliminates the qualifying special purpose entity (QSPE) concept, changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for the first annual reporting period that begins after November 15, 2009. The initial adoption did not have a material impact on the Company’s Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) which provides guidance with respect to consolidation of variable interest entities. This statement retains the scope of Interpretation 46(R) with the addition of entities previously considered qualifying special-purpose entities, as the concept of these entities was eliminated in SFAS No. 166, Accounting for Transfers of Financial Assets. This statement replaces the quantitative-based risks and rewards calculation for determining the primary beneficiary of a variable interest entity. The approach focuses on identifying which enterprise has the power to direct activities that most significantly impact the entity’s economic performance and the obligation to absorb the losses or receive the benefits from the entity. It is possible that application of this revised guidance will change an enterprise’s assessment of involvement with variable interest entities. This statement, which has been codified within ASC 810, Consolidations, was effective for the Company as of September 1, 2010. The initial adoption did not have an effect on the Company’s Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 3.	Portfolio Investments

At September 30, 2011, 153.7% of net assets or $1.1 billion was invested in 65 long-term portfolio investments and 9.3% of net assets or $67.6 million was invested in cash and cash equivalents. In comparison, at September 30, 2010, 99.1% of net assets or $563.8 million was invested in 38 long-term portfolio investments and 13.5% of net assets or $76.8 million was invested in cash and cash equivalents. As of September 30, 2011, 90.9% of the Company’s portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the years ended September 30, 2011, 2010 and 2009, the Company recorded realized losses of $30.4 million, $18.8 million and $14.4 million, respectively. During the years ended September 30, 2011, 2010 and 2009, the Company recorded unrealized depreciation of $6.5 million, $1.8 million and $10.8 million, respectively.

The composition of the Company’s investments as of September 30, 2011 and September 30, 2010 at cost and fair value was as follows:

	September 30, 2011		September 30, 2010
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$1,137,754	$1,099,708	$585,529	$558,580
Investments in equity securities	18,328	20,129	6,968	5,241

Total	$1,156,082	$1,119,837	$592,497	$563,821

The composition of the Company’s debt investments as of September 30, 2011 and September 30, 2010 at fixed rates and floating rates was as follows:

	September 30, 2011		September 30, 2010
	Fair Value	% of Portfolio	Fair Value	% of Portfolio
Fixed rate debt securities	$359,873	32.72%	$375,584	67.24%
Floating rate debt securities	739,835	67.28%	182,996	32.76%

Total	$1,099,708	100.00%	$558,580	100.00%

The following table presents the financial instruments carried at fair value as of September 30, 2011, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$875,092	$875,092
Investments in debt securities (second lien)	—	—	143,383	143,383
Investments in debt securities (subordinated)	—	—	81,233	81,233
Investments in equity securities (preferred)	—	—	7,167	7,167
Investments in equity securities (common)	—	—	12,962	12,962

Total investments at fair value	$—	$—	$1,119,837	$1,119,837

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The following table presents the financial instruments carried at fair value as of September 30, 2010, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$416,324	$416,324
Investments in debt securities (second lien)	—	—	137,851	137,851
Investments in debt securities (subordinated)	—	—	4,405	4,405
Investments in equity securities (preferred)	—	—	2,892	2,892
Investments in equity securities (common)	—	—	2,349	2,349

Total investments at fair value	$—	$—	$563,821	$563,821
Interest rate swap	—	773	—	773

Total liabilities at fair value	$—	$773	$—	$773

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2010 to September 30, 2011, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2010	$416,324	$137,851	$4,405	$2,892	$2,349	$563,821
New investments & net revolver activity	563,826	76,500	81,665	4,349	8,033	734,373
Redemptions/repayments	(81,382)	(63,163)	(1,000)	—	—	(145,545)
Net accrual of PIK interest income	5,456	(3,103)	1,289	47	—	3,689
Accretion of original issue discount	1,510	553	—	—	—	2,063
Net change in unearned income	(5,539)	67	(961)	—	—	(6,433)
Net unrealized appreciation (depreciation)	(1,340)	(5,322)	(4,165)	134	3,394	(7,299)
Net change from unrealized to realized	(23,763)	—	—	(255)	(814)	(24,832)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of September 30, 2011	$875,092	$143,383	$81,233	$7,167	$12,962	$1,119,837

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2011	$(15,106)	$(5,200)	$(4,165)	$(121)	$2,580	$(22,012)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2009 to September 30, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2009	$142,018	$153,904	$—	$2,889	$800	$299,611
New investments & net revolver activity	304,369	7,120	4,165	435	688	316,777
Redemptions/repayments	(14,088)	(23,168)	—	—	(71)	(37,327)
Net accrual of PIK interest income	4,473	3,499	413	—	—	8,385
Accretion of original issue discount	482	411	—	—	—	893
Net change in unearned income	(6,402)	491	—	—	—	(5,911)
Net unrealized appreciation (depreciation)	(2,195)	(3,433)	(173)	(432)	5,179	(1,054)
Net change from unrealized to realized	(12,333)	(973)	—	—	(4,247)	(17,553)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of September 30, 2010	$416,324	$137,851	$4,405	$2,892	$2,349	$563,821

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2010 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2010	$(4,423)	$(4,733)	$(173)	$(432)	$932	$(8,829)

Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). The Company introduced a bond yield model to value these investments based on the present value of expected cash flows. The significant inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position.

The Company’s off-balance sheet arrangements consisted of $108.8 million and $49.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of September 30, 2011 and September 30, 2010, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial convenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2011 and September 30, 2010 is shown in the table below:

	September 30, 2011	September 30, 2010
JTC Education, Inc.	$14,000	$9,062
CRGT, Inc.	12,500	—
Charter Brokerage, LLC	6,176	—
Refac Optical Group	5,500	—
Rail Acquisition Corp.	5,446	4,799
Miche Bag, LLC	5,000	—
Dominion Diagnostics, LLC	5,000	—
ADAPCO, Inc.	4,250	5,750
Enhanced Recovery Company, LLC	4,000	3,623
DISA, Inc.	4,000	—
Traffic Control & Safety Corporation	3,014	—
Epic Acquisition, Inc.	3,000	2,700
Phoenix Brands Merger Sub LLC	3,000	—
Discovery Practice Management, Inc.	3,000	—
Titan Fitness, LLC	2,957	—
IZI Medical Products, Inc.	2,500	2,500
Eagle Hospital Physicians, Inc.	2,500	2,500
HealthDrive Corporation	2,000	1,500
Mansell Group, Inc.	2,000	2,000
Specialty Bakers, LLC	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	—
Cardon Healthcare Network, LLC	2,000	—
Milestone Partners IV, LP (limited partnership interest)	2,000	—
Tegra Medical, LLC	1,500	4,000
Flatout, Inc.	1,500	1,500
IOS Acquisitions, Inc.	1,250	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Best Vinyl Fence & Deck, LLC	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	960	—
Riverlake Equity Partners II, LP (limited partnership interest)	878	966
Welocalize, Inc.	750	—
Baird Capital Partners V, LP (limited partnership interest)	701	—
Riverside Fund IV, LP (limited partnership interest)	555	864
Saddleback Fence and Vinyl Products, Inc.	400	—
Advanced Pain Management	267	—
Trans-Trade, Inc.	200	500
AmBath/ReBath Holdings, Inc.	—	1,500
Vanguard Vinyl, Inc.	—	1,250
NDSSI Holdings, LLC	—	1,500

Total	$108,804	$49,514

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2011		September 30, 2010
Cost:
First lien debt	$890,729	77.05%	$430,201	72.61%
Second lien debt	161,455	13.97%	150,601	25.42%
Subordinated debt	85,571	7.40%	4,728	0.80%
Purchased equity	11,263	0.97%	2,330	0.39%
Equity grants	6,158	0.53%	4,468	0.75%
Limited partnership interests	906	0.08%	169	0.03%

Total	$1,156,082	100.00%	$592,497	100.00%

Fair Value:
First lien debt	$875,092	78.14%	$416,324	73.84%
Second lien debt	143,383	12.80%	137,851	24.45%
Subordinated debt	81,233	7.25%	4,405	0.78%
Purchased equity	12,548	1.12%	625	0.11%
Equity grants	6,675	0.60%	4,447	0.79%
Limited partnership interests	906	0.09%	169	0.03%

Total	$1,119,837	100.00%	$563,821	100.00%

The Company primarily invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2011		September 30, 2010
Cost:
Northeast	$389,185	33.66%	$175,371	29.60%
Southwest	273,513	23.66%	121,104	20.44%
Southeast	244,988	21.19%	108,805	18.36%
West	142,745	12.35%	133,879	22.60%
Midwest	86,768	7.51%	53,338	9.00%
Canada	18,883	1.63%	—	0.00%

Total	$1,156,082	100.00%	$592,497	100.00%

Fair Value:
Northeast	$389,898	34.82%	$161,264	28.60%
Southeast	248,588	22.20%	109,457	19.41%
Southwest	246,358	22.00%	107,469	19.07%
West	127,522	11.39%	131,881	23.39%
Midwest	88,412	7.90%	53,750	9.53%
Canada	19,059	1.69%	—	0.00%

Total	$1,119,837	100.00%	$563,821	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2011 and September 30, 2010 were as follows:

	September 30, 2011		September 30, 2010
Cost:
Healthcare services	$227,145	19.65%	$87,444	14.76%
Oil & gas equipment & services	82,168	7.11%	—	0.00%
Healthcare equipment	71,254	6.16%	47,540	8.02%
Diversified support services	55,472	4.80%	26,246	4.43%
IT consulting & other services	48,943	4.23%	—	0.00%
Internet software & services	43,846	3.79%	—	0.00%
Construction and engineering	43,236	3.74%	24,987	4.22%
Leisure facilities	38,041	3.29%	6,864	1.16%
Electronic equipment & instruments	34,852	3.01%	33,094	5.59%
Specialty stores	34,538	2.99%	—	0.00%
Household products	31,213	2.70%	1,065	0.18%
Apparel, accessories & luxury goods	30,986	2.68%	23,536	3.97%
Education services	29,662	2.57%	44,902	7.58%
Fertilizers & agricultural chemicals	28,800	2.49%	26,695	4.51%
Home improvement retail	27,999	2.42%	32,631	5.51%
Pharmaceuticals	27,257	2.36%	—	0.00%
Integrated telecommunication services	25,995	2.25%	—	0.00%
Food distributors	20,834	1.80%	30,415	5.13%
Healthcare technology	20,505	1.77%	21,509	3.63%
Human resources & employment services	20,457	1.77%	—	0.00%
Electronic manufacturing services	20,190	1.75%	18,738	3.16%
Advertising	19,892	1.72%	19,828	3.35%
Auto parts & equipment	18,883	1.63%	—	0.00%
Distributors	18,631	1.61%	13,351	2.25%
Air freight & logistics	17,984	1.56%	14,005	2.36%
Trucking	17,065	1.48%	17,065	2.88%
Environmental & facilities services	16,311	1.41%	8,922	1.51%
Restaurants	13,966	1.21%	12,485	2.11%
Leisure products	13,564	1.17%	—	0.00%
Diversified financial services	13,311	1.15%	—	0.00%
Data processing & outsourced services	12,775	1.10%	13,078	2.21%
Industrial machinery	10,457	0.90%	10,143	1.71%
Construction materials	6,736	0.58%	17,476	2.95%
Building products	6,689	0.58%	8,292	1.40%
Housewares & specialties	5,319	0.46%	12,195	2.06%
Multi-sector holdings	907	0.09%	169	0.02%
Movies & entertainment	199	0.02%	200	0.03%
Food retail	—	0.00%	19,622	3.31%

Total	$1,156,082	100.00%	$592,497	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

	September 30, 2011		September 30, 2010
Fair Value:
Healthcare services	$231,478	20.67%	$89,262	15.83%
Oil & gas equipment services	82,696	7.38%	—	0.00%
Healthcare equipment	71,911	6.42%	48,298	8.57%
Diversified support services	56,232	5.02%	26,246	4.66%
IT consulting & other services	49,528	4.42%	—	0.00%
Internet software & services	43,786	3.91%	—	0.00%
Leisure facilities	38,447	3.43%	7,040	1.25%
Construction and engineering	35,814	3.20%	23,845	4.23%
Specialty stores	35,198	3.14%	—	0.00%
Electronic equipment & instruments	34,863	3.11%	32,888	5.83%
Apparel, accessories & luxury goods	33,595	3.00%	23,549	4.18%
Education services	30,176	2.69%	42,111	7.47%
Household products	29,943	2.67%	1,065	0.19%
Fertilizers & agricultural chemicals	29,190	2.61%	26,812	4.76%
Home improvement retail	27,576	2.46%	32,484	5.76%
Pharmaceuticals	27,500	2.46%	—	0.00%
Integrated telecommunication services	26,374	2.36%	—	0.00%
Food distributors	21,006	1.88%	30,317	5.38%
Human resources & employment services	20,952	1.87%	—	0.00%
Healthcare technology	20,947	1.87%	22,141	3.93%
Advertising	20,183	1.80%	19,847	3.52%
Environmental & facilities services	19,952	1.78%	5,130	0.91%
Auto parts & equipment	19,059	1.70%	—	0.00%
Distributors	18,938	1.69%	13,258	2.35%
Air freight & logistics	17,243	1.54%	14,041	2.49%
Leisure products	13,711	1.22%	—	0.00%
Diversified financial services	13,329	1.19%	—	0.00%
Restaurants	11,829	1.06%	12,100	2.15%
Industrial machinery	10,860	0.97%	10,233	1.81%
Electronic manufacturing services	8,660	0.77%	18,056	3.20%
Construction materials	6,840	0.61%	17,040	3.02%
Building products	4,833	0.43%	6,841	1.21%
Data processing & outsourced services	3,497	0.31%	12,741	2.26%
Housewares & specialties	2,526	0.23%	3,700	0.66%
Multi-sector holdings	907	0.11%	169	0.01%
Movies & entertainment	258	0.02%	260	0.05%
Trucking	—	0.00%	4,597	0.82%
Food retail	—	0.00%	19,750	3.50%

Total	$1,119,837	100.00%	$563,821	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2011 and September 30, 2010, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the years ended September 30, 2011 and September 30, 2010, no individual investment produced income that exceeded 10% of investment income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing and collateral management fees, are classified as fee income and recognized as they are earned on a monthly basis.

Accumulated unearned fee income activity for the years ended September 30, 2011 and 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
Beginning accumulated unearned fee income balance	$11,901	$5,590
Net fees received	18,160	11,806
Unearned fee income recognized	(11,728)	(5,495)

Ending unearned fee income balance	$18,333	$11,901

As of September 30, 2011, the Company had structured $7.9 million in aggregate exit fees across 11 portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A portion of these fees is included in net investment income over the period of the loan.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

On December 7, 2010, the Company entered into an at-the-market equity offering sales agreement relating to shares of its common stock. Throughout the month of December 2010, the Company sold 429,110 shares of its common stock at an average offering price of $11.87 per share. The net proceeds totaled $5.0 million after deducting fees and commissions of $0.1 million. The Company terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of the Company’s common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, the Company completed a follow-on public offering of 11,500,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share. The net proceeds totaled $138.6 million after deducting investment banking commissions of $6.5 million and offering costs of $0.3 million.

On June 24, 2011, the Company completed a follow-on public offering of 5,558,469 shares of its common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share. The net proceeds totaled $62.7 million after deducting investment banking commissions of $2.3 million and offering costs of $0.2 million.

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the years ended September 30, 2011, 2010 and 2009:

	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Earnings per common share — basic:
Net increase in net assets resulting from operations	$30,207	$22,416	$6,194
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Earnings per common share — basic	$0.47	$0.49	$0.25

Earnings per common share — diluted:
Net increase in net assets resulting from operations, before adjustments	$30,207	$22,416	$6,194
Adjustments for interest on convertible senior notes, base management fees, incentive fees and gain on extinguishment of convertible senior notes	2,124	—	—

Net increase in net assets resulting from operations, as adjusted	$32,331	$22,416	$6,194
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Adjustments for dilutive effect of senior convertible notes	4,659	—	—

Weighted average common shares outstanding — diluted	68,716	45,441	24,654
Earnings per common share — diluted	$0.47	$0.49	$0.25

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to September 30, 2011:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million
8/2/2010	10/6/2010	10/27/2010	0.10	5.2 million	24,850		0.3 million
8/2/2010	11/3/2010	11/24/2010	0.11	5.7 million	26,569		0.3 million
8/2/2010	12/1/2010	12/29/2010	0.11	5.7 million	28,238		0.3 million
11/30/2010	1/4/2011	1/31/2011	0.1066	5.4 million	36,038		0.5 million
11/30/2010	2/1/2011	2/28/2011	0.1066	5.5 million	29,072		0.4 million
11/30/2010	3/1/2011	3/31/2011	0.1066	6.5 million	43,766		0.6 million
1/30/2011	4/1/2011	4/29/2011	0.1066	6.5 million	45,193		0.6 million
1/30/2011	5/2/2011	5/31/2011	0.1066	6.5 million	48,870		0.6 million
1/30/2011	6/1/2011	6/30/2011	0.1066	6.5 million	55,367		0.6 million
5/2/2011	7/1/2011	7/29/2011	0.1066	7.1 million	58,829	(1)	0.6 million
5/2/2011	8/1/2011	8/31/2011	0.1066	7.1 million	64,431	(1)	0.6 million
5/2/2011	9/1/2011	9/30/2011	0.1066	7.2 million	52,487	(1)	0.5 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided it is below the most recently published net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor to

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, the Company amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On February 28, 2011, the Company amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Wells Fargo facility.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of September 30, 2011, the Company had $39.5 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $39.5 million.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc., and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in any of the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014.

On July 8, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility. On November 29, 2011, the Company amended the ING Credit Agreement to ensure that, based on the Company’s estimate of taxable income for the fiscal year ended September 30, 2011, the Company would remain in compliance with the annual distribution limit provision when it finalizes its taxable income amount upon the filing of its tax return in June 2012.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2011, the Company had $133.5 million of borrowings outstanding under the ING facility, which had a fair value of $133.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it will sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2011, there was $5.0 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $5.0 million.

As of September 30, 2011, except for assets that were funded through the Company’s SBIC subsidiary, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING facility or the Sumitomo facility.

Interest expense for the years ended September 30, 2011, 2010 and 2009 was $15.1 million, $1.9 million and $0.6 million, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
PIK balance at beginning of period	$19,301	$12,059
Gross PIK interest accrued	14,526	11,907
PIK income reserves	(851)	(1,903)
PIK interest received in cash	(9,988)	(1,619)
Loan exits	(316)	(1,143)

PIK balance at end of period	$22,672	$19,301

As of September 30, 2011, the Company had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on four investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2011. As of September 30, 2010, the Company had stopped accruing cash interest, PIK interest and OID on five investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2010. As of September 30, 2009, the Company had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2009.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status for the periods ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2011				September 30, 2010				September 30, 2009
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,116,762	96.60%	$1,111,986	99.30%	$530,965	89.61%	$531,701	94.30%	$277,335	84.75%	$271,420	90.59%
PIK non-accrual	—	0.00%	—	0.00%	—	0.00%	—	0.00%	20,787	6.35%	12,639	4.22%
Cash non-accrual	39,320	3.40%	7,851	0.70%	61,532	10.39%	32,120	5.70%	29,110	8.90%	15,552	5.19%

Total	$1,156,082	100.00%	$1,119,837	100.00%	$592,497	100.00%	$563,821	100.00%	$327,232	100.00%	$299,611	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The non-accrual status of the Company’s portfolio investments as of September 30, 2011, September 30, 2010, and September 30, 2009 was as follows:

	September 30, 2011	September 30, 2010	September 30, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc.	—	—	PIK non-accrual
MK Network, LLC	—	Cash non-accrual	—
Martini Park, LLC	—	—	PIK non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	—	—
O’Currance, Inc.	Cash non-accrual	—	—

Income non-accrual amounts related to the above investments for the years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Cash interest income	$5,815	$5,804	$2,938
PIK interest income	851	1,903	1,398
OID income	105	329	403

Total	$6,771	$8,036	$4,739

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2011, the Company has net loss carryforwards of $11.8 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017 and $10.3 million will expire on September 30, 2019. During the year ended September 30, 2011, the Company realized capital losses from the sale of investments after October 31, 2010 and prior to year end (“post-October capital losses”) of $29.9 million, which for tax purposes are treated as arising on the first day of the following year.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2011.

Net increase in net assets resulting from operations	$30,207
Net unrealized depreciation	6,527
Book/tax difference due to deferred loan origination fees, net	6,432
Book/tax difference due to organizational and offering costs	(87)
Book/tax difference due to interest income on certain loans	(3,572)
Book/tax difference due to capital losses not recognized	30,394
Other book-tax differences	(127)

Taxable/Distributable Income(1)	$69,774

(1)	The Company’s taxable income for 2011 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2011. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2011, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$—
Realized capital losses	(11,810)
Unrealized losses, net	(38,780)
Accumulated partnership taxable income not subject to distribution	6,236
Other book-tax differences	(57,363)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carryforward net capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount Per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/0209	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	$0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	$0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	$0.1066
Monthly	1/30/2011	4/1/2011	4/29/2011	$0.1066
Monthly	1/30/2011	5/2/2011	5/31/2011	$0.1066
Monthly	1/30/2011	6/1/2011	6/30/2011	$0.1066
Monthly	5/2/2011	7/1/2011	7/29/2011	$0.1066
Monthly	5/2/2011	8/1/2011	8/31/2011	$0.1066
Monthly	5/2/2011	9/1/2011	9/30/2011	$0.1066
Monthly	8/1/2011	10/14/2011	10/31/2011	$0.1066
Monthly	8/1/2011	11/15/2011	11/30/2011	$0.1066
Monthly	8/1/2011	12/13/2011	12/23/2011	$0.1066

For income tax purposes, the Company estimates that its distributions will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2011. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008, 2009 and 2010, the Company incurred a de minimis federal excise tax for those calendar years.

Note 9.	Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swaps

Realized gain or loss is the difference between the proceeds received from dispositions of portfolio investments or interest rate swaps and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules. Net unrealized appreciation or depreciation on investments or interest rate swaps reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the year ended September 30, 2011, the Company recorded investment realization events, including the following:

•

In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

•

In March 2011, the Company received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50;

•

In March and April 2011, the Company received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, the Company recorded a realized loss on this investment in the amount of $14.1 million;

•

In July 2011, the Company received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In July 2011, the Company received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In August 2011, the Company terminated its interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

•

In September 2011, the Company received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•

In September 2011, the Company received a cash payment of $0.1 million in connection with the sale of its investment in CPAC, Inc. The Company recorded a realized loss on this investment in the amount of $1.0 million.

During the year ended September 30, 2010, the Company recorded investment realization events, including the following:

•

In October 2009, the Company received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of its loan agreement with American Hardwoods Industries, LLC. The Company recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, the Company received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, the Company recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of its interest in CPAC, Inc.;

•

In August 2010, the Company received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, the Company restructured its investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $2.6 million in accordance with ASC 470-50;

•

In September 2010, the Company sold its investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. The Company recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, the Company exited its investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. The Company recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009, the Company exited its investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on one of its portfolio company investments in connection with the determination that the investment was permanently impaired based on, among other things, analysis of changes in the portfolio company’s business operations and prospects.

During the years ended September 30, 2011, 2010 and 2009, the Company recorded net unrealized depreciation of $6.5 million, $1.8 million and $10.8 million, respectively. For the year ended September 30, 2011, the Company’s net unrealized depreciation consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments.

For the year ended September 30, 2010, the Company’s net unrealized depreciation consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

For the year ended September 30, 2009, the Company’s net unrealized depreciation consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses on investments (resulting in unrealized appreciation).

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components - a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

In addition to the proration described above, for the year ended September 30, 2009, the Investment Advisor waived $0.2 million of the base management fee on a portion of the proceeds raised in connection with the equity offerings the Company completed in 2009 and which were held in cash or cash equivalents at September 30, 2009.

Also, on January 6, 2010, the Company announced that the Investment Adviser had voluntarily agreed to take the following actions:

•

To waive the portion of its base management fee for the quarter ended December 31, 2009 attributable to four new portfolio investments, as well as cash and cash equivalents. The amount of the management fee waived was $0.7 million; and

•	To permanently waive that portion of its base management fee attributable to the Company’s assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010.

For purposes of the waiver, cash and cash equivalents is as defined elsewhere in the notes to the Company’s Consolidated Financial Statements.

For the years ended September 30, 2011, 2010 and 2009, base management fees were $19.7 million, $9.3 million and $5.9 million, respectively. At September 30, 2011, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.7 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation and depreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement.

The Company does not currently accrue for capital gains incentive fees due to the accumulated realized and unrealized losses in the portfolio.

For the years ended September 30, 2011, 2010 and 2009, incentive fees were $16.8 million, $10.8 million and $7.8 million, respectively. At September 30, 2011, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.0 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2011, the Company accrued administrative expenses of $2.8 million, including $1.1 million of general and administrative expenses, which are due to FSC, Inc. At September 30, 2011, $1.5 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 12.	Financial Highlights

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$10.43	$10.84	$13.02
Net investment income	1.05	0.95	1.27
Net unrealized depreciation on investments and interest rate swap	(0.10)	(0.04)	(0.44)
Net realized loss on investments and interest rate swap	(0.47)	(0.42)	(0.58)
Dividends paid	(1.26)	(0.96)	(1.20)
Issuance of common stock	0.42	0.06	(1.21)
Repurchases of common stock	—	—	(0.02)

Net asset value at end of period	$10.07	$10.43	$10.84

Per share market value at beginning of period	$11.14	$10.93	$10.05
Per share market value at end of period	$9.32	$11.14	$10.93
Total return(1)	(6.76)%	11.22%	26.86%
Common shares outstanding at beginning of period	54,550	37,879	22,614
Common shares outstanding at end of period	72,376	54,550	37,879
Net assets at beginning of period	$569,172	$410,556	$294,336
Net assets at end of period	$728,627	$569,172	$410,556
Average net assets(2)	$677,354	$479,004	$291,401
Ratio of net investment income to average net assets	9.91%	8.98%	10.76%
Ratio of total expenses to average net assets	8.79%	5.74%	6.34%
Ratio of portfolio turnover to average investments at fair value	7.26%	2.24%	0.00%
Weighted average outstanding debt(3)	$247,549	$22,592	$5,019
Average debt per share	$3.86	$0.50	$0.20

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.

(2)	Calculated based upon the weighted average net assets for the period.

(3)	Calculated based upon the weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. A certificate of amendment was also approved by the holders of a majority of the shares of the Company’s outstanding common stock through a written consent first solicited on April 7, 2008.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation to remove the Company’s authority to issue shares of Series A Preferred Stock.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 14.	Interest Rate Swaps

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

In August 2011, the Company terminated the swap agreement and realized a loss of $1.3 million, which includes a reclassification of $0.8 million of prior unrealized depreciation.

Note 15.	Convertible Senior Notes

On April 12, 2011, the Company issued $152 million unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the year ended September 30, 2011, the Company recorded interest expense of $4.1 million related to the Convertible Notes.

The Company may, to the extent permitted by law, repurchase the Convertible Notes in the open market or by tender offer at any price or by private agreement without giving prior notice to holders. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the indenture. During the year ended September 30, 2011, the Company repurchased, and surrendered to the Trustee for cancellation, Convertible Notes as follows:

Trade Date	Settlement Date	Principal Repurchased	Purchase Price
8/1/2011	8/4/2011	$2,000	$1,820
8/3/2011	8/8/2011	5,000	4,525
8/5/2011	8/10/2011	10,000	8,725

Total		$17,000	$15,070

During the year ended September 30, 2011, the Company recorded a gain on the extinguishment of these Convertible Notes in the amount of the difference between the reacquisition price and the net carrying amount, net of the proportionate amount of unamortized debt issuance costs. The net gain recorded was $1.5 million.

As of September 30, 2011, there were $135.0 million Convertible Notes outstanding, which had a fair value of $113.4 million.

Schedule 12-14

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2010	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2011
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$12	$1,504	$3,296	$(2,274)	$2,526
First Lien Term Loan B, 14.5% PIK due 2/28/2013	114	2,196	4,824	(7,020)	—
First Lien Bridge Loan, 8% PIK due 3/31/2012	10	—	38	(38)	—
97.38% membership interest	—	—	800	(800)	—
Nicos Polymers & Grinding Inc.
First Lien Term Loan, 8% cash due 12/4/2017	357	—	5,486	(296)	5,190
First Lien Revolver, 8% cash due 12/4/2017	69	—	1,551	—	1,551
50% membership interest	—	—	7,633	(2,400)	5,233

Total Control Investments	$562	$3,700	$23,628	$(12,828)	$14,500

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	1,623	10,806	647	(8,280)	3,173
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	258	1,897	103	(1,676)	324
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	39	27	(66)	—
3.3% Membership Interest in O’Currance Holding Co., LLC	—	—	—	—	—
MK Network, LLC
First Lien Term Loan A, 13.5% cash due 6/1/2012	73	7,913	8,558	(16,471)	—
First Lien Term Loan B, 17.5% cash due 6/1/2012	76	3,939	4,824	(8,763)	—
11,030 Membership Units	—	—	772	(772)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	903	7,112	244	(1,513)	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,988	14,180	1,423	(536)	15,067
1,080,399 shares of Series A Preferred Stock	—	1,336	161	(7)	1,490

Total Affiliate Investments	$5,921	$47,222	$16,759	$(38,084)	$25,897

Total Control & Affiliate Investments	$6,483	$50,922	$40,387	$(50,912)	$40,397

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2009	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2010
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$83	$2,420	$—	$(916)	$1,504
First Lien Term Loan B, 14.5% PIK due 2/28/2013	100	3,271	—	(1,075)	2,196
First Lien Bridge Loan, 8% Cash due 10/15/2010	—	—	150	(150)	—
97.38% membership interest	—	—	—	—	—

Total Control Investments	$183	$5,691	$150	$(2,141)	$3,700

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	1,929	10,187	899	(280)	10,806
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	421	2,919	152	(1,174)	1,897
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130	—	(91)	39
3.3% Membership Interest in O’Currance Holding Co., LLC	—	54	—	(54)	—
CPAC, Inc.
Second Lien Term Loan, 17.5% PIK due 4/13/2012	1,235	4,449	3,625	(8,074)	—
2,297 shares of Common Stock	—	—	—	—	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	68	7,312	310	(7,622)	—
7,500 shares of Series A Preferred Stock	—	492	—	(492)	—
MK Network, LLC
First Lien Term Loan A, 13.5% cash due 6/1/2012	1,460	9,034	510	(1,631)	7,913
First Lien Term Loan B, 17.5% cash due 6/1/2012	958	5,164	335	(1,560)	3,939
First Lien Revolver, Prime +1.5% (10% floor), due 6/1/2010	—	—	—	—	—
11,030 Membership Units	—	—	—	—	—
Martini Park, LLC
First Lien Term Loan, 12% cash 2% PIK due 2/20/2013	229	2,068	3,632	(5,700)	—
5% membership interest	—	—	650	(650)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	1,084	8,225	372	(1,485)	7,112
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,895	13,508	1,356	(684)	14,180
1,080,399 shares of Series A Preferred Stock	—	1,207	129	—	1,336

Total Affiliate Investments	$10,279	$64,749	$11,970	$(29,497)	$47,222

Total Control & Affiliate Investments	$10,462	$70,440	$12,120	$(31,638)	$50,922

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Fifth Street Finance Corp.

$75,000,000

5.875% Senior Notes due 2024

P R O S P E C T U S  S U P P L E M E  N T

UBS Investment Bank

Raymond James

RBC Capital Markets

Stifel Nicolaus Weisel

Credit Suisse

Deutsche Bank Securities

Janney Montgomery Scott

Maxim Group LLC

October 11, 2012